UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	09-30-2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT	SEPTEMBER 30, 2013

Equity Income Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Approval of Management Agreement	24
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

          Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2013. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Bond Yields and Stock Indices Soared Together Until September

U.S. government bond yields and stock indices traced roughly parallel upward paths during most of the six months ended September 30, 2013. The 10-year U.S. Treasury yield began the period at 1.85%, compressed in large part by the scale of the Federal Reserve’s (the Fed’s) bond-buying program ($85 billion of quantitative easing, or QE, each month).

Hints from the Fed that it might taper QE by year end sent bond yields soaring from early May to early September. The 10-year Treasury yield reached 3.00% on September 5, its first time at that level since July 2011, before finishing the reporting period at 2.61%. Bond yields generally declined in September on weaker-than-expected economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the impending partial shutdown of the U.S. government.

Even with the September rally, bonds significantly underperformed stocks for the full reporting period. The 10-year Treasury note and the Barclays U.S. Aggregate Bond Index (representing the broad taxable U.S. bond market) returned –5.20% and –1.77%, respectively. By contrast, the S&P 500 Index gained 8.31% as the U.S. economy showed signs of attaining sustainable growth, fueled in part by Fed stimulus. Improvements in the housing and job markets helped trigger optimism, though their absolute numbers still fell short of pre-2008 levels.

Full recovery from 2008 remains a distant goal. Economic growth is still subpar compared with past recoveries, hampered further by the fiscal sequester and partial government shutdown. Faced with these challenges, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this uncertain environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

              Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2013
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	4.17%	13.18%	8.09%	7.59%	10.63%	8/1/94
Russell 3000 Value Index	—	7.50%	22.67%	8.88%	8.08%	9.64%(2)	—
S&P 500 Index	—	8.31%	19.34%	10.01%	7.56%	9.08%(2)	—
Institutional Class	ACIIX	4.15%	13.39%	8.30%	7.80%	8.09%	7/8/98
A Class(3) No sales charge* With sales charge*	TWEAX	4.04% -1.98%	12.90% 6.36%	7.82% 6.55%	7.32% 6.68%	8.73% 8.35%	3/7/97
B Class No sales charge* With sales charge*	AEKBX	3.65% -1.35%	12.07% 8.07%	7.04% 6.89%	— —	3.09% 3.09%	9/28/07
C Class No sales charge* With sales charge*	AEYIX	3.65% 2.65%	12.09% 12.09%	7.02% 7.02%	6.54% 6.54%	6.07% 6.07%	7/13/01
R Class	AEURX	3.92%	12.66%	7.57%	7.04%	6.93%	8/29/03
R6 Class	AEUDX	—	—	—	—	-1.70%(1)	7/26/13

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Since 7/31/94, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.94%	0.74%	1.19%	1.94%	1.94%	1.44%	0.59%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Fund Characteristics

SEPTEMBER 30, 2013
Top Ten Holdings	% of net assets
Johnson & Johnson	5.0%
Wells Fargo & Co. (Convertible)	4.8%
Occidental Petroleum Corp.	4.5%
Exxon Mobil Corp.	3.3%
United Parcel Service, Inc., Class B	2.6%
Northern Trust Corp.	2.6%
Intel Corp. (Convertible)	2.5%
Stanley Black & Decker, Inc. (Convertible)	2.4%
PNC Financial Services Group, Inc. (The)	2.4%
Chevron Corp.	2.3%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	13.6%
Commercial Banks	10.7%
Pharmaceuticals	9.1%
Semiconductors and Semiconductor Equipment	6.8%
Diversified Financial Services	5.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	72.9%
Convertible Preferred Stocks	10.9%
Convertible Bonds	10.9%
Preferred Stocks	2.7%
Exchange-Traded Funds	0.3%
Total Equity Exposure	97.7%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	(0.3)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period(1) 4/1/13 – 9/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,041.70	$4.76	0.93%
Institutional Class	$1,000	$1,041.50	$3.74	0.73%
A Class	$1,000	$1,040.40	$6.04	1.18%
B Class	$1,000	$1,036.50	$9.85	1.93%
C Class	$1,000	$1,036.50	$9.85	1.93%
R Class	$1,000	$1,039.20	$7.31	1.43%
R6 Class	$1,000	$983.00(2)	$1.06(3)	0.58%
Hypothetical
Investor Class	$1,000	$1,020.41	$4.71	0.93%
Institutional Class	$1,000	$1,021.41	$3.70	0.73%
A Class	$1,000	$1,019.15	$5.97	1.18%
B Class	$1,000	$1,015.39	$9.75	1.93%
C Class	$1,000	$1,015.39	$9.75	1.93%
R Class	$1,000	$1,017.90	$7.23	1.43%
R6 Class	$1,000	$1,022.16(4)	$2.94(4)	0.58%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through September 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 67, the number of days in the period from July 26, 2013 (commencement of sale) through September 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

7

Schedule of Investments

SEPTEMBER 30, 2013 (UNAUDITED)

	Shares/ Principal Amount	Value
Common Stocks — 72.9%
AEROSPACE AND DEFENSE — 0.5%
Rockwell Collins, Inc.	698,756	$ 47,417,582
AIR FREIGHT AND LOGISTICS — 2.6%
United Parcel Service, Inc., Class B	2,999,995	274,109,543
AUTOMOBILES — 0.3%
Honda Motor Co., Ltd.	699,000	26,560,507
BEVERAGES — 2.6%
Dr Pepper Snapple Group, Inc.	999,071	44,778,362
PepsiCo, Inc.	2,859,065	227,295,668
		272,074,030
CAPITAL MARKETS — 2.8%
Goldman Sachs Group, Inc. (The)	127,181	20,121,306
Northern Trust Corp.	4,999,283	271,911,002
		292,032,308
CHEMICALS — 1.2%
Mosaic Co. (The)	1,974,700	84,951,594
Potash Corp. of Saskatchewan, Inc.	1,299,100	40,635,848
		125,587,442
COMMERCIAL BANKS — 5.4%
Comerica, Inc.	999,962	39,308,506
Commerce Bancshares, Inc.	2,399,455	105,120,124
KeyCorp	11,999,100	136,789,740
PNC Financial Services Group, Inc. (The)	3,399,759	246,312,540
SunTrust Banks, Inc.	999,777	32,412,770
		559,943,680
COMMERCIAL SERVICES AND SUPPLIES — 3.8%
ADT Corp. (The)	1,997,541	81,220,017
Republic Services, Inc.	3,099,941	103,414,032
Tyco International Ltd.	3,699,982	129,425,370
Waste Management, Inc.	1,992,638	82,176,391
		396,235,810
COMMUNICATIONS EQUIPMENT — 1.1%
Cisco Systems, Inc.	4,999,900	117,097,658
DIVERSIFIED FINANCIAL SERVICES — 0.9%
JPMorgan Chase & Co.	1,899,667	98,193,787
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.9%
AT&T, Inc.	4,599,046	155,539,736
CenturyLink, Inc.	4,599,455	144,330,898
		299,870,634
ELECTRICAL EQUIPMENT — 0.4%
ABB Ltd.	1,599,578	37,833,774
FOOD AND STAPLES RETAILING — 1.8%
Sysco Corp.	5,293,448	168,490,450
Wal-Mart Stores, Inc.	299,078	22,119,809
		190,610,259
GAS UTILITIES — 3.1%
AGL Resources, Inc.	2,960,838	136,287,373
Piedmont Natural Gas Co., Inc.	2,398,688	78,868,862
WGL Holdings, Inc.(1)	2,516,617	107,484,712
		322,640,947
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.3%
Becton Dickinson and Co.	2,399,000	239,947,980
HEALTH CARE PROVIDERS AND SERVICES — 1.0%
Quest Diagnostics, Inc.	1,698,700	104,962,673
HOTELS, RESTAURANTS AND LEISURE — 0.2%
Carnival Corp.	598,100	19,521,984
HOUSEHOLD PRODUCTS — 2.2%
Procter & Gamble Co. (The)	2,999,890	226,761,685
INDUSTRIAL CONGLOMERATES — 0.8%
General Electric Co.	1,997,300	47,715,497
Koninklijke Philips Electronics NV	997,788	32,167,115
		79,882,612
INSURANCE — 4.3%
Allstate Corp. (The)	1,599,152	80,837,134
Chubb Corp. (The)	1,399,335	124,904,642
Marsh & McLennan Cos., Inc.	5,099,980	222,104,129
MetLife, Inc.	566,921	26,616,941
		454,462,846
LEISURE EQUIPMENT AND PRODUCTS — 0.4%
Hasbro, Inc.	997,600	47,026,864
LIFE SCIENCES TOOLS AND SERVICES — 0.8%
Agilent Technologies, Inc.	1,696,170	86,928,712
MACHINERY — 0.1%
Atlas Copco AB B Shares	332,800	8,792,917
METALS AND MINING — 0.3%
Newmont Mining Corp.	998,200	28,049,420
MULTI-UTILITIES — 2.9%
Consolidated Edison, Inc.	3,799,878	209,525,273
PG&E Corp.	2,399,810	98,200,225
		307,725,498

8

Shares/ Principal Amount	Value

OIL, GAS AND CONSUMABLE FUELS — 13.6%
Chevron Corp.	1,999,792	$242,974,728
El Paso Pipeline Partners LP	1,073,042	45,303,833
Exxon Mobil Corp.	3,999,482	344,115,431
Occidental Petroleum Corp.	4,999,000	467,606,460
Royal Dutch Shell plc, Class A	499,747	16,482,903
Spectra Energy Partners LP	1,883,015	82,626,698
Total SA	3,798,225	220,412,973
		1,419,523,026
PHARMACEUTICALS — 9.1%
Bristol-Myers Squibb Co.	499,329	23,108,946
Eli Lilly & Co.	1,399,588	70,441,264
Johnson & Johnson	5,999,380	520,086,252
Merck & Co., Inc.	3,898,531	185,609,061
Pfizer, Inc.	4,999,779	143,543,655
Teva Pharmaceutical Industries Ltd. ADR	298,600	11,281,108
		954,070,286
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%
Annaly Capital Management, Inc.	4,998,200	57,879,156
Rayonier, Inc.	497,786	27,701,791
		85,580,947
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.2%
Applied Materials, Inc.	6,998,102	122,746,709
Intel Corp.	9,399,600	215,438,832
		338,185,541
SOFTWARE — 0.7%
Microsoft Corp.	2,199,214	73,255,818
THRIFTS AND MORTGAGE FINANCE — 0.8%
Capitol Federal Financial, Inc.(1)	6,999,769	87,007,129
TOTAL COMMON STOCKS (Cost $6,283,043,417)		7,621,893,899
Convertible Preferred Stocks — 10.9%
COMMERCIAL BANKS — 4.8%
Wells Fargo & Co., 7.50%	443,310	504,269,558
DIVERSIFIED FINANCIAL SERVICES — 2.1%
Bank of America Corp., 7.25%	200,277	216,299,160
ELECTRIC UTILITIES — 0.5%
NextEra Energy, Inc., 5.80%, 9/1/16	1,137,926	55,075,619
FOOD PRODUCTS — 0.1%
Post Holdings, Inc., 3.75%(2)	151,049	15,728,732
INSURANCE — 0.3%
MetLife, Inc., 5.00%, 3/26/14	1,025,461	29,389,712
MACHINERY — 2.4%
Stanley Black & Decker, Inc., 4.75%, 11/17/15	1,820,285	249,397,248
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
Health Care REIT, Inc., 6.50%	1,199,993	69,059,597
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,060,317,841)		1,139,219,626
Convertible Bonds — 10.9%
AEROSPACE AND DEFENSE — 0.8%
L-3 Communications Holdings, Inc., 3.00%, 8/1/35	$73,673,000	80,579,844
CAPITAL MARKETS — 0.7%
Janus Capital Group, Inc., 3.25%, 7/15/14	24,448,000	24,936,960
Janus Capital Group, Inc., 0.75%, 7/15/18	41,539,000	43,589,988
		68,526,948
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.8%
Hologic, Inc., 2.00%, 12/15/13(3)	186,246,000	186,828,950
HEALTH CARE PROVIDERS AND SERVICES — 1.9%
Deutsche Bank AG, (convertible into Quest Diagnostics, Inc.), 4.85%, 1/22/14(2)(4)	139,200	8,532,960
LifePoint Hospitals, Inc., 3.50%, 5/15/14	172,566,000	182,488,545
WellPoint, Inc., 2.75%, 10/15/42(2)	8,044,000	10,281,237
		201,302,742
HOTELS, RESTAURANTS AND LEISURE — 1.6%
International Game Technology, 3.25%, 5/1/14	154,927,000	171,581,653
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
UBS AG, (convertible into Agilent Technologies, Inc.), 3.80%, 12/24/13(2)(4)	390,000	18,659,550
MULTILINE RETAIL — 0.3%
Citigroup, Inc., (convertible into Target Corp.), 5.75%, 2/27/14(2)(4)	481,000	30,649,320

9

Shares/ Principal Amount	Value

SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.6%
Intel Corp., 2.95%, 12/15/35	$236,889,000	$257,024,565
Microchip Technology, Inc., 2.125%, 12/15/37	76,974,000	120,993,506
		378,018,071
TOTAL CONVERTIBLE BONDS (Cost $1,086,146,011)		1,136,147,078
Preferred Stocks — 2.7%
COMMERCIAL BANKS — 0.5%
U.S. Bancorp, 6.00%	1,899,584	51,174,793
DIVERSIFIED FINANCIAL SERVICES — 2.2%
Citigroup, Inc., 5.95%	143,458,000	133,953,908
General Electric Capital Corp., 6.25%	100,600,000	102,018,158
		235,972,066
TOTAL PREFERRED STOCKS (Cost $299,901,432)		287,146,859
Exchange-Traded Funds — 0.3%
iShares Russell 1000 Value Index Fund (Cost $34,684,504)	399,500	34,436,900

	Shares/ Principal Amount	Value
Temporary Cash Investments — 2.6%
Federal Farm Credit Discount Notes, 0.01%, 10/1/13(5)	$25,000,000	$ 25,000,000
Federal Home Loan Bank Discount Notes, 0.00%, 10/1/13(5)	50,000,000	50,000,000
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375%, 9/30/18, valued at $37,814,341), in a joint trading account at 0.03%, dated 9/30/13, due 10/1/13 (Delivery value $37,087,084)		37,087,053
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 6.25%, 5/15/30, valued at $45,313,949), in a joint trading account at 0.01%, dated 9/30/13, due 10/1/13 (Delivery value $44,504,475)		44,504,463
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $45,400,933), in a joint trading account at 0.02%, dated 9/30/13, due 10/1/13 (Delivery value $44,504,488)		44,504,463
SSgA U.S. Government Money Market Fund	68,543,920	68,543,920
TOTAL TEMPORARY CASH INVESTMENTS (Cost $269,639,899)		269,639,899
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $9,033,733,104)		10,488,484,261
OTHER ASSETS AND LIABILITIES — (0.3)%		(31,890,499)
TOTAL NET ASSETS — 100.0%		$10,456,593,762

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	36,819,735	CAD	37,957,465	JPMorgan Chase Bank N.A.	10/31/13	$ (3,399)
USD	34,434,860	CHF	31,412,513	Credit Suisse AG	10/31/13	(308,149)
USD	241,163,161	EUR	178,302,321	UBS AG	10/31/13	(70,451)
USD	24,750,890	JPY	2,440,908,000	Credit Suisse AG	10/31/13	(85,603)
USD	8,114,117	SEK	51,906,816	JPMorgan Chase Bank N.A.	10/31/13	42,835
						$(424,767)

10

Notes to Schedule of Investments

 ADR = American Depositary Receipt

CAD = Canadian Dollar

CHF = Swiss Franc

EUR = Euro

JPY = Japanese Yen

SEK = Swedish Krona

USD = United States Dollar

(1)

Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)

Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $83,851,799, which represented 0.8% of total net assets.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)	Equity-linked debt security. The aggregated value of these securities at the period end was $57,841,830, which represented 0.6% of total net assets.

(5)	The rate indicated is the yield to maturity at purchase.

 See Notes to Financial Statements.

11

Statement of Assets and Liabilities

SEPTEMBER 30, 2013 (UNAUDITED)
Assets
Investment securities — unaffiliated, at value (cost of $8,884,207,271)	$10,293,992,420
Investment securities — affiliated, at value (cost of $149,525,833)	194,491,841
Total investment securities, at value (cost of $9,033,733,104)	10,488,484,261
Foreign currency holdings, at value (cost of $5,279,830)	5,250,758
Receivable for investments sold	5,960,748
Receivable for capital shares sold	6,596,112
Unrealized gain on forward foreign currency exchange contracts	42,835
Dividends and interest receivable	31,574,495
10,537,909,209

Liabilities
Payable for investments purchased	57,460,186
Payable for capital shares redeemed	14,610,528
Unrealized loss on forward foreign currency exchange contracts	467,602
Accrued management fees	7,724,257
Distribution and service fees payable	1,052,874
81,315,447

Net Assets	$10,456,593,762

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,529,404,604
Undistributed net investment income	12,206,468
Undistributed net realized gain	460,677,386
Net unrealized appreciation	1,454,305,304
$10,456,593,762

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$5,492,344,241	629,944,557	$8.72
Institutional Class, $0.01 Par Value	$1,536,266,515	176,121,196	$8.72
A Class, $0.01 Par Value	$2,745,538,581	314,896,640	$8.72*
B Class, $0.01 Par Value	$7,251,978	830,730	$8.73
C Class, $0.01 Par Value	$498,024,079	57,111,897	$8.72
R Class, $0.01 Par Value	$177,143,804	20,364,171	$8.70
R6 Class, $0.01 Par Value	$24,564	2,815	$8.73

*Maximum offering price $9.25 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $5,227,379 from affiliates and net of foreign taxes withheld of $394,177)	$158,542,046
Interest	18,514,871
177,056,917

Expenses:
Management fees	47,332,696
Distribution and service fees:
A Class	3,413,898
B Class	36,944
C Class	2,450,093
R Class	456,487
Directors’ fees and expenses	287,858
Other expenses	162
53,978,138

Net investment income (loss)	123,078,779

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $5,302,387 from affiliates)	398,264,652
Foreign currency transactions	(11,264,859)
386,999,793

Change in net unrealized appreciation (depreciation) on:
Investments	(87,391,709)
Translation of assets and liabilities in foreign currencies	(2,046,832)
(89,438,541)

Net realized and unrealized gain (loss)	297,561,252

Net Increase (Decrease) in Net Assets Resulting from Operations	$420,640,031

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED) AND YEAR ENDED MARCH 31, 2013
Increase (Decrease) in Net Assets	September 30, 2013	March 31, 2013
Operations
Net investment income (loss)	$123,078,779	$248,585,110
Net realized gain (loss)	386,999,793	611,716,511
Change in net unrealized appreciation (depreciation)	(89,438,541)	460,422,440
Net increase (decrease) in net assets resulting from operations	420,640,031	1,320,724,061

Distributions to Shareholders
From net investment income:
Investor Class	(65,198,847)	(141,411,242)
Institutional Class	(19,820,948)	(39,268,857)
A Class	(28,630,289)	(60,626,082)
B Class	(49,356)	(125,779)
C Class	(3,318,151)	(7,713,146)
R Class	(1,675,540)	(3,904,523)
R6 Class	(161)	—
From net realized gains:
Investor Class	—	(54,375,647)
Institutional Class	—	(14,101,988)
A Class	—	(25,558,607)
B Class	—	(75,975)
C Class	—	(4,635,644)
R Class	—	(1,808,569)
Decrease in net assets from distributions	(118,693,292)	(353,606,059)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(164,244,030)	(495,740,206)

Net increase (decrease) in net assets	137,702,709	471,377,796

Net Assets
Beginning of period	10,318,891,053	9,847,513,257
End of period	$10,456,593,762	$10,318,891,053

Undistributed net investment income	$12,206,468	$7,820,981

See Notes to Financial Statements.

14

Notes to Financial Statements

SEPTEMBER 30, 2013 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek to provide current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

15

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

16

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.60% to 0.80% for the Institutional Class and 0.45% to 0.65% for the R6 Class. The effective annual management fee for each class for the period ended September 30, 2013 was 0.93% for the Investor Class, A Class, B Class, C Class and R Class, 0.73% for the Institutional Class and 0.58% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2013 are detailed in the Statement of Operations.

17

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2013 were $3,471,602,630 and $3,494,924,545, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2013(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,000,000,000		3,000,000,000
Sold	43,374,104	$378,108,961	76,024,391	$ 597,947,028
Issued in reinvestment of distributions	6,747,734	58,668,684	22,338,077	174,877,435
Redeemed	(69,948,908)	(610,531,889)	(146,334,035)	(1,151,473,579)
	(19,827,070)	(173,754,244)	(47,971,567)	(378,649,116)
Institutional Class/Shares Authorized	800,000,000		800,000,000
Sold	16,077,267	140,324,648	46,181,538	363,530,803
Issued in reinvestment of distributions	2,101,171	18,268,854	6,053,770	47,472,340
Redeemed	(22,321,468)	(194,715,393)	(43,198,213)	(341,038,687)
	(4,143,030)	(36,121,891)	9,037,095	69,964,456
A Class/Shares Authorized	1,000,000,000		1,000,000,000
Sold	35,854,021	312,977,101	46,885,114	369,627,808
Issued in reinvestment of distributions	3,159,013	27,466,505	10,511,256	82,265,889
Redeemed	(34,782,448)	(303,155,288)	(73,599,329)	(577,844,321)
	4,230,586	37,288,318	(16,202,959)	(125,950,624)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	32,088	281,111	20,835	162,686
Issued in reinvestment of distributions	4,884	42,512	21,391	167,245
Redeemed	(67,347)	(587,705)	(183,461)	(1,448,864)
	(30,375)	(264,082)	(141,235)	(1,118,933)
C Class/Shares Authorized	250,000,000		250,000,000
Sold	5,567,731	48,623,206	2,928,355	23,068,339
Issued in reinvestment of distributions	295,484	2,569,152	1,199,209	9,371,585
Redeemed	(3,977,601)	(34,614,136)	(9,937,584)	(78,010,192)
	1,885,614	16,578,222	(5,810,020)	(45,570,268)
R Class/Shares Authorized	100,000,000		100,000,000
Sold	1,779,639	15,491,669	3,519,932	27,523,237
Issued in reinvestment of distributions	186,693	1,619,417	709,461	5,535,436
Redeemed	(2,881,713)	(25,106,600)	(6,031,434)	(47,474,394)
	(915,381)	(7,995,514)	(1,802,041)	(14,415,721)
R6 Class/Shares Authorized	50,000,000		N/A
Sold	2,797	25,000
Issued in reinvestment of distributions	18	161
	2,815	25,161
Net increase (decrease)	(18,796,841)	$(164,244,030)	(62,890,727)	$(495,740,206)

(1)	July 26, 2013 (commencement of sale) through September 30, 2013 for the R6 Class.

18

6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2013 follows:

	March 31, 2013					September 30, 2013
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Capitol Federal Financial, Inc.	9,582,659	$2,444,015	$33,279,202	$1,012,986	$1,248,782	6,999,769	$ 87,007,129
Piedmont Natural Gas Co., Inc.(1)	3,799,512	5,504,561	50,058,664	3,902,293	1,852,039	2,398,688	(1)
WGL Holdings, Inc.	2,580,517	1,452,253	3,859,655	387,108	2,126,558	2,516,617	107,484,712
		$9,400,829	$87,197,521	$5,302,387	$5,227,379		$194,491,841

(1)	Company was not an affiliate at September 30, 2013.

7. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$7,279,643,710	$ 342,250,189	—
Convertible Preferred Stocks	—	1,139,219,626	—
Convertible Bonds	—	1,136,147,078	—
Preferred Stocks	—	287,146,859	—
Exchange-Traded Funds	34,436,900	—	—
Temporary Cash Investments	68,543,920	201,095,979	—
Total Value of Investment Securities	$7,382,624,530	$3,105,859,731	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(424,767)	—

19

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of September 30, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $42,835 in unrealized gain on forward foreign currency exchange contracts and a liability of $467,602 in unrealized loss on forward foreign currency exchange contracts. For the six months ended September 30, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(11,190,097) in net realized gain (loss) on foreign currency transactions and $(2,092,417) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2013, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$9,192,063,287
Gross tax appreciation of investments	$1,395,236,239
Gross tax depreciation of investments	(98,815,265)
Net tax appreciation (depreciation) of investments	$1,296,420,974

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013(3)	$8.47	0.11	0.24	0.35	(0.10)	—	(0.10)	$8.72	4.17%	0.93%(4)	2.42%(4)	34%	$5,492,344
2013	$7.69	0.21	0.86	1.07	(0.21)	(0.08)	(0.29)	$8.47	14.33%	0.93%	2.63%	83%	$5,504,359
2012	$7.43	0.20	0.25	0.45	(0.19)	—	(0.19)	$7.69	6.24%	0.95%	2.69%	115%	$5,363,783
2011	$6.76	0.21	0.67	0.88	(0.21)	—	(0.21)	$7.43	13.23%	0.96%	3.09%	146%	$5,123,937
2010	$5.42	0.18	1.33	1.51	(0.17)	—	(0.17)	$6.76	28.04%	0.97%	2.93%	105%	$3,829,492
2009	$7.30	0.22	(1.87)	(1.65)	(0.23)	—	(0.23)	$5.42	(22.98)%	0.98%	3.36%	296%	$2,913,351
Institutional Class
2013(3)	$8.47	0.11	0.25	0.36	(0.11)	—	(0.11)	$8.72	4.15%	0.73%(4)	2.62%(4)	34%	$1,536,267
2013	$7.69	0.22	0.87	1.09	(0.23)	(0.08)	(0.31)	$8.47	14.69%	0.73%	2.83%	83%	$1,527,723
2012	$7.44	0.21	0.24	0.45	(0.20)	—	(0.20)	$7.69	6.31%	0.75%	2.89%	115%	$1,316,758
2011	$6.77	0.23	0.66	0.89	(0.22)	—	(0.22)	$7.44	13.60%	0.76%	3.29%	146%	$894,544
2010	$5.42	0.19	1.34	1.53	(0.18)	—	(0.18)	$6.77	28.30%	0.77%	3.13%	105%	$792,024
2009	$7.31	0.23	(1.88)	(1.65)	(0.24)	—	(0.24)	$5.42	(22.94)%	0.78%	3.56%	296%	$502,435

21

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2013(3)	$8.47	0.09	0.25	0.34	(0.09)	—	(0.09)	$8.72	4.04%	1.18%(4)	2.17%(4)	34%	$2,745,539
2013	$7.69	0.19	0.86	1.05	(0.19)	(0.08)	(0.27)	$8.47	14.05%	1.18%	2.38%	83%	$2,631,737
2012	$7.43	0.18	0.25	0.43	(0.17)	—	(0.17)	$7.69	5.98%	1.20%	2.44%	115%	$2,512,840
2011	$6.76	0.20	0.66	0.86	(0.19)	—	(0.19)	$7.43	12.95%	1.21%	2.84%	146%	$2,188,714
2010	$5.42	0.17	1.32	1.49	(0.15)	—	(0.15)	$6.76	27.71%	1.22%	2.68%	105%	$1,385,436
2009	$7.30	0.20	(1.86)	(1.66)	(0.22)	—	(0.22)	$5.42	(23.18)%	1.23%	3.11%	296%	$794,323
B Class
2013(3)	$8.48	0.06	0.25	0.31	(0.06)	—	(0.06)	$8.73	3.65%	1.93%(4)	1.42%(4)	34%	$7,252
2013	$7.70	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.48	13.20%	1.93%	1.63%	83%	$7,304
2012	$7.44	0.12	0.26	0.38	(0.12)	—	(0.12)	$7.70	5.18%	1.95%	1.69%	115%	$7,716
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.08%	1.96%	2.09%	146%	$8,102
2010	$5.42	0.12	1.33	1.45	(0.10)	—	(0.10)	$6.77	26.92%	1.97%	1.93%	105%	$7,383
2009	$7.30	0.15	(1.86)	(1.71)	(0.17)	—	(0.17)	$5.42	(23.75)%	1.98%	2.36%	296%	$2,392
C Class
2013(3)	$8.47	0.06	0.25	0.31	(0.06)	—	(0.06)	$8.72	3.65%	1.93%(4)	1.42%(4)	34%	$498,024
2013	$7.69	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.47	13.21%	1.93%	1.63%	83%	$467,913
2012	$7.44	0.12	0.25	0.37	(0.12)	—	(0.12)	$7.69	5.05%	1.95%	1.69%	115%	$469,355
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.25%	1.96%	2.09%	146%	$384,918
2010	$5.42	0.12	1.33	1.45	(0.10)	—	(0.10)	$6.77	26.74%	1.97%	1.93%	105%	$193,776
2009	$7.30	0.15	(1.86)	(1.71)	(0.17)	—	(0.17)	$5.42	(23.75)%	1.98%	2.36%	296%	$96,930

22

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2013(3)	$8.45	0.08	0.25	0.33	(0.08)	—	(0.08)	$8.70	3.92%	1.43%(4)	1.92%(4)	34%	$177,144
2013	$7.67	0.17	0.86	1.03	(0.17)	(0.08)	(0.25)	$8.45	13.81%	1.43%	2.13%	83%	$179,855
2012	$7.42	0.16	0.24	0.40	(0.15)	—	(0.15)	$7.67	5.59%	1.45%	2.19%	115%	$177,061
2011	$6.75	0.18	0.66	0.84	(0.17)	—	(0.17)	$7.42	12.68%	1.46%	2.59%	146%	$141,693
2010	$5.41	0.15	1.32	1.47	(0.13)	—	(0.13)	$6.75	27.44%	1.47%	2.43%	105%	$92,239
2009	$7.29	0.18	(1.86)	(1.68)	(0.20)	—	(0.20)	$5.41	(23.40)%	1.48%	2.86%	296%	$35,588
R6 Class
2013(5)	$8.94	0.05	(0.20)	(0.15)	(0.06)	—	(0.06)	$8.73	(1.70)%	0.58%(4)	3.21%(4)	34%(6)	$25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2013 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through September 30, 2013 (unaudited).

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended September 30, 2013.

See Notes to Financial Statements.

23

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

24

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

25

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

26

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

27

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

29

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SAN-79777 1311

SEMIANNUAL REPORT	SEPTEMBER 30, 2013

Large Company Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	20
Approval of Management Agreement	23
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2013. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Bond Yields and Stock Indices Soared Together Until September

U.S. government bond yields and stock indices traced roughly parallel upward paths during most of the six months ended September 30, 2013. The 10-year U.S. Treasury yield began the period at 1.85%, compressed in large part by the scale of the Federal Reserve’s (the Fed’s) bond-buying program ($85 billion of quantitative easing, or QE, each month).

Hints from the Fed that it might taper QE by year end sent bond yields soaring from early May to early September. The 10-year Treasury yield reached 3.00% on September 5, its first time at that level since July 2011, before finishing the reporting period at 2.61%. Bond yields generally declined in September on weaker-than-expected economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the impending partial shutdown of the U.S. government.

Even with the September rally, bonds significantly underperformed stocks for the full reporting period. The 10-year Treasury note and the Barclays U.S. Aggregate Bond Index (representing the broad taxable U.S. bond market) returned –5.20% and –1.77%, respectively. By contrast, the S&P 500 Index gained 8.31% as the U.S. economy showed signs of attaining sustainable growth, fueled in part by Fed stimulus. Improvements in the housing and job markets helped trigger optimism, though their absolute numbers still fell short of pre-2008 levels.

Full recovery from 2008 remains a distant goal. Economic growth is still subpar compared with past recoveries, hampered further by the fiscal sequester and partial government shutdown. Faced with these challenges, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this uncertain environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

               Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2013
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	8.48%	20.58%	8.34%	6.69%	5.28%	7/30/99
Russell 1000 Value Index	—	7.27%	22.30%	8.86%	7.98%	5.20%	—
S&P 500 Index	—	8.31%	19.34%	10.01%	7.56%	3.59%	—
Institutional Class	ALVSX	8.43%	20.62%	8.56%	6.90%	5.41%	8/10/01
A Class(2) No sales charge* With sales charge*	ALPAX	8.20% 2.01%	20.13% 13.27%	8.04% 6.78%	6.41% 5.79%	5.90% 5.41%	10/26/00
B Class No sales charge* With sales charge*	ALBVX	7.91% 2.91%	19.36% 15.36%	7.25% 7.09%	5.66% 5.66%	6.68% 6.68%	1/31/03
C Class No sales charge* With sales charge*	ALPCX	7.94% 6.94%	19.42% 19.42%	7.27% 7.27%	5.65% 5.65%	4.74% 4.74%	11/7/01
R Class	ALVRX	8.21%	19.81%	7.80%	6.16%	5.98%	8/29/03
R6 Class	ALVDX	—	—	—	—	-2.23%(1)	7/26/13

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.87%	0.67%	1.12%	1.87%	1.87%	1.37%	0.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Fund Characteristics

SEPTEMBER 30, 2013
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.8%
Chevron Corp.	3.7%
General Electric Co.	3.4%
JPMorgan Chase & Co.	3.4%
Johnson & Johnson	3.1%
Wells Fargo & Co.	2.9%
Pfizer, Inc.	2.8%
Cisco Systems, Inc.	2.6%
Procter & Gamble Co. (The)	2.6%
Citigroup, Inc.	2.5%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	13.4%
Diversified Financial Services	8.9%
Pharmaceuticals	8.3%
Insurance	6.8%
Commercial Banks	6.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	0.1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period(1) 4/1/13 – 9/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,084.80	$4.49	0.86%
Institutional Class	$1,000	$1,084.30	$3.45	0.66%
A Class	$1,000	$1,082.00	$5.79	1.11%
B Class	$1,000	$1,079.10	$9.69	1.86%
C Class	$1,000	$1,079.40	$9.70	1.86%
R Class	$1,000	$1,082.10	$7.10	1.36%
R6 Class	$1,000	$977.70(2)	$0.91(3)	0.50%
Hypothetical
Investor Class	$1,000	$1,020.76	$4.36	0.86%
Institutional Class	$1,000	$1,021.76	$3.35	0.66%
A Class	$1,000	$1,019.50	$5.62	1.11%
B Class	$1,000	$1,015.74	$9.40	1.86%
C Class	$1,000	$1,015.74	$9.40	1.86%
R Class	$1,000	$1,018.25	$6.88	1.36%
R6 Class	$1,000	$1,022.56(4)	$2.54(4)	0.50%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through September 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 67, the number of days in the period from July 26, 2013 (commencement of sale) through September 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

7

Schedule of Investments

SEPTEMBER 30, 2013 (UNAUDITED)

	Shares	Value
Common Stocks — 98.5%
AEROSPACE AND DEFENSE — 2.1%
General Dynamics Corp.	50,900	$ 4,454,768
Honeywell International, Inc.	28,800	2,391,552
Raytheon Co.	50,300	3,876,621
Textron, Inc.	115,100	3,177,911
		13,900,852
AIRLINES — 0.4%
Southwest Airlines Co.	197,700	2,878,512
AUTO COMPONENTS — 0.2%
Autoliv, Inc.	17,200	1,503,108
AUTOMOBILES — 1.3%
Ford Motor Co.	504,300	8,507,541
BEVERAGES — 0.4%
PepsiCo, Inc.	30,300	2,408,850
BIOTECHNOLOGY — 0.5%
Amgen, Inc.	17,800	1,992,532
Gilead Sciences, Inc.(1)	21,600	1,357,344
		3,349,876
CAPITAL MARKETS — 4.2%
Ameriprise Financial, Inc.	70,100	6,384,708
Bank of New York Mellon Corp. (The)	134,800	4,069,612
BlackRock, Inc.	23,600	6,386,632
Goldman Sachs Group, Inc. (The)	56,000	8,859,760
Morgan Stanley	90,500	2,438,975
		28,139,687
CHEMICALS — 0.8%
E.I. du Pont de Nemours & Co.	18,600	1,089,216
LyondellBasell Industries NV, Class A	61,215	4,482,774
		5,571,990
COMMERCIAL BANKS — 6.2%
KeyCorp	157,600	1,796,640
PNC Financial Services Group, Inc. (The)	127,700	9,251,865
U.S. Bancorp	302,000	11,047,160
Wells Fargo & Co.	476,000	19,668,320
		41,763,985
COMMERCIAL SERVICES AND SUPPLIES — 0.9%
ADT Corp. (The)	90,400	3,675,664
Tyco International Ltd.	70,100	2,452,098
		6,127,762
COMMUNICATIONS EQUIPMENT — 3.7%
Cisco Systems, Inc.	756,200	17,710,204
F5 Networks, Inc.(1)	7,800	668,928
QUALCOMM, Inc.	100,100	6,742,736
		25,121,868
COMPUTERS AND PERIPHERALS — 1.5%
Apple, Inc.	9,900	4,719,825
NetApp, Inc.	118,900	5,067,518
		9,787,343
CONSUMER FINANCE — 0.8%
Capital One Financial Corp.	81,900	5,629,806
CONTAINERS AND PACKAGING — 0.2%
Avery Dennison Corp.	26,500	1,153,280
DIVERSIFIED FINANCIAL SERVICES — 8.9%
Bank of America Corp.	640,600	8,840,280
Berkshire Hathaway, Inc., Class B(1)	100,800	11,441,808
Citigroup, Inc.	340,700	16,527,357
JPMorgan Chase & Co.	445,100	23,007,219
		59,816,664
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.4%
AT&T, Inc.	324,700	10,981,354
CenturyLink, Inc.	126,500	3,969,570
Verizon Communications, Inc.	20,500	956,530
		15,907,454
ELECTRIC UTILITIES — 3.0%
American Electric Power Co., Inc.	86,800	3,762,780
NV Energy, Inc.	149,700	3,534,417
Pinnacle West Capital Corp.	69,200	3,788,008
PPL Corp.	140,100	4,256,238
Xcel Energy, Inc.	174,500	4,817,945
		20,159,388
ELECTRICAL EQUIPMENT — 0.9%
Eaton Corp. plc	87,500	6,023,500
ENERGY EQUIPMENT AND SERVICES — 2.8%
Baker Hughes, Inc.	87,400	4,291,340
National Oilwell Varco, Inc.	115,000	8,982,650
Schlumberger Ltd.	62,900	5,557,844
		18,831,834
FOOD AND STAPLES RETAILING — 2.4%
CVS Caremark Corp.	136,300	7,735,025
Kroger Co. (The)	70,600	2,848,004
Wal-Mart Stores, Inc.	74,700	5,524,812
		16,107,841

8

Shares	Value

FOOD PRODUCTS — 0.4%
Mondelez International, Inc. Class A	74,800	$ 2,350,216
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.9%
Abbott Laboratories	254,900	8,460,131
Medtronic, Inc.	200,900	10,697,925
		19,158,056
HEALTH CARE PROVIDERS AND SERVICES — 2.2%
Aetna, Inc.	77,100	4,935,942
Premier, Inc., Class A(1)	39,589	1,254,971
Quest Diagnostics, Inc.	48,900	3,021,531
WellPoint, Inc.	69,400	5,802,534
		15,014,978
HOTELS, RESTAURANTS AND LEISURE — 0.6%
Carnival Corp.	124,400	4,060,416
HOUSEHOLD PRODUCTS — 2.6%
Procter & Gamble Co. (The)	232,700	17,589,793
INDUSTRIAL CONGLOMERATES — 3.4%
General Electric Co.	967,600	23,115,964
INSURANCE — 6.8%
Allstate Corp. (The)	141,800	7,167,990
American International Group, Inc.	139,000	6,759,570
Chubb Corp. (The)	33,000	2,945,580
Loews Corp.	92,400	4,318,776
MetLife, Inc.	181,900	8,540,205
Principal Financial Group, Inc.	77,900	3,335,678
Prudential Financial, Inc.	78,300	6,105,834
Travelers Cos., Inc. (The)	79,200	6,713,784
		45,887,417
MACHINERY — 1.6%
Caterpillar, Inc.	34,500	2,876,265
Ingersoll-Rand plc	54,600	3,545,724
PACCAR, Inc.	79,100	4,402,706
		10,824,695
MEDIA — 3.0%
CBS Corp., Class B	53,400	2,945,544
Comcast Corp., Class A	127,500	5,756,625
Time Warner Cable, Inc.	29,100	3,247,560
Time Warner, Inc.	127,100	8,364,451
		20,314,180
METALS AND MINING — 1.1%
Freeport-McMoRan Copper & Gold, Inc.	229,900	7,605,092
MULTI-UTILITIES — 0.5%
PG&E Corp.	84,900	3,474,108
MULTILINE RETAIL — 1.6%
Macy’s, Inc.	113,800	4,924,126
Target Corp.	95,300	6,097,294
		11,021,420
OIL, GAS AND CONSUMABLE FUELS — 13.4%
Apache Corp.	93,800	7,986,132
Chevron Corp.	205,000	24,907,500
Exxon Mobil Corp.	375,900	32,342,436
Marathon Petroleum Corp.	33,600	2,161,152
Occidental Petroleum Corp.	119,100	11,140,614
Royal Dutch Shell plc, Class A	145,800	4,808,848
Total SA ADR	113,900	6,597,088
		89,943,770
PAPER AND FOREST PRODUCTS — 0.6%
International Paper Co.	93,700	4,197,760
PHARMACEUTICALS — 8.3%
Johnson & Johnson	238,300	20,658,227
Merck & Co., Inc.	344,400	16,396,884
Pfizer, Inc.	665,000	19,092,150
		56,147,261
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.8%
Applied Materials, Inc.	208,600	3,658,844
Intel Corp.	525,000	12,033,000
Microchip Technology, Inc.	77,000	3,102,330
		18,794,174
SOFTWARE — 2.3%
Microsoft Corp.	235,100	7,831,181
Oracle Corp.	230,200	7,635,734
		15,466,915
SPECIALTY RETAIL — 0.4%
Lowe’s Cos., Inc.	62,000	2,951,820
TOBACCO — 0.4%
Altria Group, Inc.	68,000	2,335,800
TOTAL COMMON STOCKS (Cost $449,116,163)		662,944,976
Temporary Cash Investments — 1.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375%, 9/30/18, valued at $1,823,312), in a joint trading account at 0.03%, dated 9/30/13, due 10/1/13 (Delivery value $1,788,245)		1,788,244
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 6.25%, 5/15/30, valued at $2,184,924), in a joint trading account at 0.01%, dated 9/30/13, due 10/1/13 (Delivery value $2,145,894)		2,145,893

9

Shares	Value

Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $2,189,118), in a joint trading account at 0.02%, dated 9/30/13, due 10/1/13 (Delivery value $2,145,894)		$2,145,893
SSgA U.S. Government Money Market Fund	3,305,132	3,305,132
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,385,162)		9,385,162
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $458,501,325)		672,330,138
OTHER ASSETS AND LIABILITIES — 0.1%		851,933
TOTAL NET ASSETS — 100.0%		$673,182,071

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	10,213,151	EUR	7,551,023	UBS AG	10/31/13	$(2,983)

Notes to Schedule of Investments

ADR = American Depositary Receipt

EUR = Euro

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2013 (UNAUDITED)
Assets
Investment securities, at value (cost of $458,501,325)	$672,330,138
Foreign currency holdings, at value (cost of $63,850)	63,850
Receivable for investments sold	1,224,820
Receivable for capital shares sold	1,875,150
Dividends and interest receivable	1,113,755
676,607,713

Liabilities
Payable for investments purchased	2,481,765
Payable for capital shares redeemed	452,263
Unrealized loss on forward foreign currency exchange contracts	2,983
Accrued management fees	462,439
Distribution and service fees payable	26,192
3,425,642

Net Assets	$673,182,071

Net Assets Consist of:
Capital (par value and paid-in surplus)	$820,302,160
Undistributed net investment income	280,749
Accumulated net realized loss	(361,226,668)
Net unrealized appreciation	213,825,830
$673,182,071

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$521,918,734	70,170,539	$7.44
Institutional Class, $0.01 Par Value	$62,680,993	8,423,050	$7.44
A Class, $0.01 Par Value	$72,006,074	9,687,005	$7.43*
B Class, $0.01 Par Value	$1,034,980	138,731	$7.46
C Class, $0.01 Par Value	$9,486,771	1,275,820	$7.44
R Class, $0.01 Par Value	$6,030,063	810,615	$7.44
R6 Class, $0.01 Par Value	$24,456	3,285	$7.44

*Maximum offering price $7.88 (net asset value divided by 0.9425).

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $36,807)	$8,528,460
Interest	784
8,529,244

Expenses:
Management fees	2,773,546
Distribution and service fees:
A Class	90,091
B Class	5,872
C Class	47,053
R Class	15,227
Directors’ fees and expenses	15,044
2,946,833

Net investment income (loss)	5,582,411

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	32,619,231
Foreign currency transactions	(507,864)
32,111,367

Change in net unrealized appreciation (depreciation) on:
Investments	15,040,412
Translation of assets and liabilities in foreign currencies	(51,203)
14,989,209

Net realized and unrealized gain (loss)	47,100,576

Net Increase (Decrease) in Net Assets Resulting from Operations	$52,682,987

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED) AND YEAR ENDED MARCH 31, 2013
Increase (Decrease) in Net Assets	September 30, 2013	March 31, 2013
Operations
Net investment income (loss)	$5,582,411	$10,842,484
Net realized gain (loss)	32,111,367	59,176,143
Change in net unrealized appreciation (depreciation)	14,989,209	15,079,455
Net increase (decrease) in net assets resulting from operations	52,682,987	85,098,082

Distributions to Shareholders
From net investment income:
Investor Class	(4,584,586)	(8,590,787)
Institutional Class	(619,763)	(1,149,076)
A Class	(553,813)	(1,141,948)
B Class	(4,323)	(17,721)
C Class	(37,162)	(81,259)
R Class	(38,873)	(79,284)
R6 Class	(131)	—
Decrease in net assets from distributions	(5,838,651)	(11,060,075)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(3,575,220)	(169,707,552)

Net increase (decrease) in net assets	43,269,116	(95,669,545)

Net Assets
Beginning of period	629,912,955	725,582,500
End of period	$673,182,071	$629,912,955

Undistributed net investment income	$280,749	$536,989

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2013 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

14

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the period ended September 30, 2013 was 0.85% for the Investor Class, A Class, B Class, C Class and R Class, 0.65% for the Institutional Class and 0.50% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 42% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2013 were $97,571,163 and $104,459,899, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2013(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	600,000,000		600,000,000
Sold	3,971,554	$29,088,951	17,796,988	$107,954,199
Issued in reinvestment of distributions	610,671	4,516,219	1,360,766	8,440,559
Redeemed	(4,793,437)	(34,966,617)	(39,663,157)	(239,958,023)
	(211,212)	(1,361,447)	(20,505,403)	(123,563,265)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	1,086,324	7,797,614	1,860,479	11,285,205
Issued in reinvestment of distributions	83,281	615,883	183,862	1,139,231
Redeemed	(1,024,358)	(7,522,746)	(6,511,040)	(39,753,880)
	145,247	890,751	(4,466,699)	(27,329,444)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	833,146	6,127,610	1,604,715	9,988,929
Issued in reinvestment of distributions	71,402	528,030	173,666	1,072,692
Redeemed	(1,231,189)	(9,001,839)	(4,162,961)	(25,682,192)
	(326,641)	(2,346,199)	(2,384,580)	(14,620,571)
B Class/Shares Authorized	5,000,000		5,000,000
Sold	3,867	28,555	2,377	15,039
Issued in reinvestment of distributions	480	3,560	2,622	15,943
Redeemed	(67,755)	(489,303)	(253,285)	(1,560,479)
	(63,408)	(457,188)	(248,286)	(1,529,497)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	82,168	601,751	74,159	474,622
Issued in reinvestment of distributions	2,747	20,324	6,805	41,763
Redeemed	(104,098)	(754,741)	(300,903)	(1,870,403)
	(19,183)	(132,666)	(219,939)	(1,354,018)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	103,383	762,129	146,869	930,011
Issued in reinvestment of distributions	4,599	33,995	11,416	70,262
Redeemed	(134,060)	(989,726)	(380,427)	(2,311,030)
	(26,078)	(193,602)	(222,142)	(1,310,757)
R6 Class/Shares Authorized	50,000,000		N/A
Sold	3,268	25,000
Issued in reinvestment of distributions	17	131
	3,285	25,131
Net increase (decrease)	(497,990)	$(3,575,220)	(28,047,049)	$(169,707,552)

(1)	July 26, 2013 (commencement of sale) through September 30, 2013 for the R6 Class.

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$658,136,128	$ 4,808,848	—
Temporary Cash Investments	3,305,132	6,080,030	—
Total Value of Investment Securities	$661,441,260	$10,888,878	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(2,983)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

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The value of foreign currency risk derivative instruments as of September 30, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $2,983 in unrealized loss on forward foreign currency exchange contracts. For the six months ended September 30, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(509,606) in net realized gain (loss) on foreign currency transactions and $(50,644) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2013, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$486,733,148
Gross tax appreciation of investments	$186,650,645
Gross tax depreciation of investments	(1,053,655)
Net tax appreciation (depreciation) of investments	$185,596,990

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2013, the fund had accumulated short-term capital losses of $(363,173,003), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(61,095,903) and $(302,077,100) expire in 2017 and 2018, respectively.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013(3)	$6.92	0.06	0.53	0.59	(0.07)	—	(0.07)	$7.44	8.48%	0.86%(4)	1.71%(4)	15%	$521,919
2013	$6.09	0.12	0.83	0.95	(0.12)	—	(0.12)	$6.92	15.85%	0.87%	1.87%	33%	$487,161
2012	$5.80	0.10	0.29	0.39	(0.10)	—	(0.10)	$6.09	6.91%	0.87%	1.84%	56%	$553,916
2011	$5.24	0.08	0.56	0.64	(0.08)	—	(0.08)	$5.80	12.39%	0.87%	1.58%	38%	$629,706
2010	$3.64	0.09	1.60	1.69	(0.09)	—	(0.09)	$5.24	46.68%	0.85%	1.87%	25%	$786,992
2009	$6.48	0.14	(2.76)	(2.62)	(0.14)	(0.08)	(0.22)	$3.64	(41.07)%	0.83%	2.57%	22%	$569,483
Institutional Class
2013(3)	$6.93	0.07	0.51	0.58	(0.07)	—	(0.07)	$7.44	8.43%	0.66%(4)	1.91%(4)	15%	$62,681
2013	$6.10	0.13	0.83	0.96	(0.13)	—	(0.13)	$6.93	16.05%	0.67%	2.07%	33%	$57,325
2012	$5.80	0.11	0.30	0.41	(0.11)	—	(0.11)	$6.10	7.29%	0.67%	2.04%	56%	$77,706
2011	$5.24	0.09	0.56	0.65	(0.09)	—	(0.09)	$5.80	12.61%	0.67%	1.78%	38%	$230,853
2010	$3.64	0.10	1.60	1.70	(0.10)	—	(0.10)	$5.24	46.97%	0.65%	2.07%	25%	$243,190
2009	$6.48	0.15	(2.76)	(2.61)	(0.15)	(0.08)	(0.23)	$3.64	(40.95)%	0.63%	2.77%	22%	$275,245

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2013(3)	$6.92	0.05	0.52	0.57	(0.06)	—	(0.06)	$7.43	8.20%	1.11%(4)	1.46%(4)	15%	$72,006
2013	$6.09	0.10	0.84	0.94	(0.11)	—	(0.11)	$6.92	15.57%	1.12%	1.62%	33%	$69,270
2012	$5.79	0.09	0.30	0.39	(0.09)	—	(0.09)	$6.09	6.83%	1.12%	1.59%	56%	$75,521
2011	$5.24	0.07	0.55	0.62	(0.07)	—	(0.07)	$5.79	11.92%	1.12%	1.33%	38%	$94,159
2010	$3.64	0.08	1.60	1.68	(0.08)	—	(0.08)	$5.24	46.31%	1.10%	1.62%	25%	$200,408
2009	$6.47	0.12	(2.74)	(2.62)	(0.13)	(0.08)	(0.21)	$3.64	(41.12)%	1.08%	2.32%	22%	$162,957
B Class
2013(3)	$6.94	0.03	0.52	0.55	(0.03)	—	(0.03)	$7.46	7.91%	1.86%(4)	0.71%(4)	15%	$1,035
2013	$6.11	0.05	0.84	0.89	(0.06)	—	(0.06)	$6.94	14.67%	1.87%	0.87%	33%	$1,404
2012	$5.81	0.05	0.29	0.34	(0.04)	—	(0.04)	$6.11	6.01%	1.87%	0.84%	56%	$2,753
2011	$5.26	0.03	0.55	0.58	(0.03)	—	(0.03)	$5.81	11.04%	1.87%	0.58%	38%	$4,743
2010	$3.65	0.04	1.61	1.65	(0.04)	—	(0.04)	$5.26	45.34%	1.85%	0.87%	25%	$5,662
2009	$6.49	0.08	(2.75)	(2.67)	(0.09)	(0.08)	(0.17)	$3.65	(41.58)%	1.83%	1.57%	22%	$5,285
C Class
2013(3)	$6.92	0.03	0.52	0.55	(0.03)	—	(0.03)	$7.44	7.94%	1.86%(4)	0.71%(4)	15%	$9,487
2013	$6.09	0.05	0.84	0.89	(0.06)	—	(0.06)	$6.92	14.72%	1.87%	0.87%	33%	$8,961
2012	$5.80	0.05	0.28	0.33	(0.04)	—	(0.04)	$6.09	5.85%	1.87%	0.84%	56%	$9,232
2011	$5.24	0.03	0.56	0.59	(0.03)	—	(0.03)	$5.80	11.27%	1.87%	0.58%	38%	$10,885
2010	$3.64	0.04	1.60	1.64	(0.04)	—	(0.04)	$5.24	45.19%	1.85%	0.87%	25%	$17,211
2009	$6.47	0.08	(2.74)	(2.66)	(0.09)	(0.08)	(0.17)	$3.64	(41.56)%	1.83%	1.57%	22%	$17,246

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2013(3)	$6.92	0.04	0.53	0.57	(0.05)	—	(0.05)	$7.44	8.21%	1.36%(4)	1.21%(4)	15%	$6,030
2013	$6.10	0.08	0.83	0.91	(0.09)	—	(0.09)	$6.92	15.10%	1.37%	1.37%	33%	$5,792
2012	$5.80	0.07	0.30	0.37	(0.07)	—	(0.07)	$6.10	6.55%	1.37%	1.34%	56%	$6,454
2011	$5.24	0.05	0.56	0.61	(0.05)	—	(0.05)	$5.80	11.83%	1.37%	1.08%	38%	$7,058
2010	$3.64	0.06	1.61	1.67	(0.07)	—	(0.07)	$5.24	45.93%	1.35%	1.37%	25%	$14,699
2009	$6.48	0.11	(2.76)	(2.65)	(0.11)	(0.08)	(0.19)	$3.64	(41.36)%	1.33%	2.07%	22%	$9,587
R6 Class
2013(5)	$7.65	0.03	(0.20)	(0.17)	(0.04)	—	(0.04)	$7.44	(2.23)%	0.50%(4)	2.16%(4)	15%(6)	$24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2013 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through September 30, 2013 (unaudited).

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended September 30, 2013.

See Notes to Financial Statements.

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Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

24

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

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Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

26

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

28

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SAN-79778 1311

SEMIANNUAL REPORT	SEPTEMBER 30, 2013

Market Neutral Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Approval of Management Agreement	24
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2013. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Bond Yields and Stock Indices Soared Together Until September

U.S. government bond yields and stock indices traced roughly parallel upward paths during most of the six months ended September 30, 2013. The 10-year U.S. Treasury yield began the period at 1.85%, compressed in large part by the scale of the Federal Reserve’s (the Fed’s) bond-buying program ($85 billion of quantitative easing, or QE, each month).

Hints from the Fed that it might taper QE by year end sent bond yields soaring from early May to early September. The 10-year Treasury yield reached 3.00% on September 5, its first time at that level since July 2011, before finishing the reporting period at 2.61%. Bond yields generally declined in September on weaker-than-expected economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the impending partial shutdown of the U.S. government.

Even with the September rally, bonds significantly underperformed stocks for the full reporting period. The 10-year Treasury note and the Barclays U.S. Aggregate Bond Index (representing the broad taxable U.S. bond market) returned –5.20% and –1.77%, respectively. By contrast, the S&P 500 Index gained 8.31% as the U.S. economy showed signs of attaining sustainable growth, fueled in part by Fed stimulus. Improvements in the housing and job markets helped trigger optimism, though their absolute numbers still fell short of pre-2008 levels.

Full recovery from 2008 remains a distant goal. Economic growth is still subpar compared with past recoveries, hampered further by the fiscal sequester and partial government shutdown. Faced with these challenges, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this uncertain environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

               Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2013
Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	Since Inception	Inception Date
Investor Class	ACVVX	1.95%(2)	2.72%(2)	4.08%(2)	10/31/11
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.02%	0.06%	0.06%	—
Institutional Class	ACVKX	2.04%(2)	2.92%(2)	4.28%(2)	10/31/11
A Class No sales charge* With sales charge*	ACVQX	1.86%(2) -3.97%(2)	2.54%(2) -3.37%(2)	3.82%(2) 0.66%(2)	10/31/11
C Class No sales charge* With sales charge*	ACVHX	1.49%(2) 0.49%(2)	1.77%(2) 1.77%(2)	3.05%(2) 3.05%(2)	10/31/11
R Class	ACVWX	1.67%(2)	2.25%(2)	3.57%(2)	10/31/11

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.
Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
5.06%	4.86%	5.31%	6.06%	5.56%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility and short sales risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Fund Characteristics

SEPTEMBER 30, 2013
Top Ten Long Holdings	% of net assets
HEICO Corp., Class A	4.50%
Royal Dutch Shell plc, Class A, ADR	4.01%
Hubbell, Inc., Class A	3.45%
iShares Russell 1000 Value Index Fund	2.80%
Unilever NV ADR	2.46%
PNC Financial Services Group, Inc. (The)	1.96%
Occidental Petroleum Corp.	1.94%
Westar Energy, Inc.	1.91%
Target Corp.	1.87%
Hillshire Brands Co.	1.67%

Top Ten Short Holdings	% of net assets
HEICO Corp.	(4.49)%
Royal Dutch Shell plc, Class B, ADR	(4.01)%
Utilities Select Sector SPDR Fund	(3.97)%
Hubbell, Inc., Class B	(3.46)%
Unilever plc ADR	(2.68)%
iShares Russell 1000 Growth Index Fund	(2.47)%
ConocoPhillips	(1.94)%
Deere & Co.	(1.90)%
Prudential Financial, Inc.	(1.87)%
Industrial Select Sector SPDR Fund	(1.78)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	57.7%
Foreign Common Stocks*	8.4%
Exchange-Traded Funds	4.0%
Convertible Bonds	1.2%
Convertible Preferred Stocks	1.1%
Domestic Common Stocks Sold Short	(52.6)%
Foreign Common Stocks Sold Short*	(8.4)%
Exchange-Traded Funds Sold Short	(11.4)%
Temporary Cash Investments	35.1%
Other Assets and Liabilities**	64.9%

*	Includes depository shares, dual listed securities and foreign ordinary shares.

**	Amount relates primarily to deposits with broker for securities sold short at period end.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period(1) 4/1/13 - 9/30/13	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,019.50	$22.78	4.50%
Investor Class (before waiver)	$1,000	$1,019.50(2)	$24.30	4.80%
Institutional Class (after waiver)	$1,000	$1,020.40	$21.78	4.30%
Institutional Class (before waiver)	$1,000	$1,020.40(2)	$23.30	4.60%
A Class (after waiver)	$1,000	$1,018.60	$24.04	4.75%
A Class (before waiver)	$1,000	$1,018.60(2)	$25.55	5.05%
C Class (after waiver)	$1,000	$1,014.90	$27.78	5.50%
C Class (before waiver)	$1,000	$1,014.90(2)	$29.30	5.80%
R Class (after waiver)	$1,000	$1,016.70	$25.28	5.00%
R Class (before waiver)	$1,000	$1,016.70(2)	$26.79	5.30%
Hypothetical
Investor Class (after waiver)	$1,000	$1,002.51	$22.59	4.50%
Investor Class (before waiver)	$1,000	$1,001.00	$24.08	4.80%
Institutional Class (after waiver)	$1,000	$1,003.51	$21.60	4.30%
Institutional Class (before waiver)	$1,000	$1,002.01	$23.09	4.60%
A Class (after waiver)	$1,000	$1,001.25	$23.83	4.75%
A Class (before waiver)	$1,000	$999.75	$25.32	5.05%
C Class (after waiver)	$1,000	$997.49	$27.54	5.50%
C Class (before waiver)	$1,000	$995.99	$29.02	5.80%
R Class (after waiver)	$1,000	$1,000.00	$25.07	5.00%
R Class (before waiver)	$1,000	$998.50	$26.55	5.30%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

SEPTEMBER 30, 2013 (UNAUDITED)

	Shares	Value
Common Stocks — 66.1%
AEROSPACE AND DEFENSE — 7.1%
General Dynamics Corp.(1)	1,401	$122,616
HEICO Corp., Class A(1)	38,105	1,910,585
Raytheon Co.(1)	3,120	240,458
Rockwell Collins, Inc.(1)	1,122	76,139
Textron, Inc.(1)	23,440	647,178
		2,996,976
AIR FREIGHT AND LOGISTICS — 1.4%
United Parcel Service, Inc., Class B(1)	6,386	583,489
AUTOMOBILES — 0.3%
Honda Motor Co. Ltd. ADR(1)	1,368	52,175
Toyota Motor Corp. ADR(1)	465	59,534
		111,709
BEVERAGES — 1.3%
Dr Pepper Snapple Group, Inc.(1)	6,833	306,255
PepsiCo, Inc.(1)	3,010	239,295
		545,550
CAPITAL MARKETS — 2.1%
Franklin Resources, Inc.(1)	5,090	257,299
Northern Trust Corp.(1)	9,662	525,516
T. Rowe Price Group, Inc.(1)	1,560	112,211
		895,026
CHEMICALS — 1.0%
Mosaic Co. (The)(1)	10,087	433,943
COMMERCIAL BANKS — 2.6%
KeyCorp(1)	22,809	260,023
PNC Financial Services Group, Inc. (The)(1)	11,489	832,378
		1,092,401
COMMERCIAL SERVICES AND SUPPLIES — 2.8%
ADT Corp. (The)(1)	13,852	563,222
Republic Services, Inc.(1)	17,313	577,562
Tyco International Ltd.(1)	1,467	51,316
		1,192,100
CONTAINERS AND PACKAGING — 0.5%
Bemis Co., Inc.(1)	5,961	232,539
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
CenturyLink, Inc.(1)	7,903	247,996
tw telecom, inc., Class A(1)(2)	4,410	131,705
		379,701
ELECTRIC UTILITIES — 3.9%
Empire District Electric Co. (The)(1)	4,480	97,037
Great Plains Energy, Inc.(1)	2,640	58,608
Portland General Electric Co.(1)	1,591	44,914
Westar Energy, Inc.(1)	26,498	812,164
Xcel Energy, Inc.(1)	23,373	645,328
		1,658,051
ELECTRICAL EQUIPMENT — 4.6%
ABB Ltd. ADR(1)	11,505	271,403
Brady Corp., Class A(1)	7,810	238,205
Hubbell, Inc., Class A(1)	15,571	1,466,788
		1,976,396
ENERGY EQUIPMENT AND SERVICES — 0.5%
Cameron International Corp.(1)(2)	3,870	225,892
FOOD AND STAPLES RETAILING — 1.1%
Sysco Corp.(1)	14,708	468,156
FOOD PRODUCTS — 4.4%
General Mills, Inc.(1)	2,455	117,643
Hillshire Brands Co.(1)	23,050	708,557
Unilever NV ADR(1)	27,676	1,043,939
		1,870,139
GAS UTILITIES — 1.6%
Laclede Group, Inc. (The)(1)	10,259	461,655
Southwest Gas Corp.(1)	4,720	236,000
		697,655
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.9%
CareFusion Corp.(1)(2)	5,870	216,603
Stryker Corp.(1)	2,353	159,039
		375,642
HEALTH CARE PROVIDERS AND SERVICES — 2.2%
LifePoint Hospitals, Inc.(1)(2)	6,460	301,230
Premier, Inc., Class A(2)	916	29,037
Quest Diagnostics, Inc.(1)	10,004	618,147
		948,414
HOTELS, RESTAURANTS AND LEISURE — 1.0%
Carnival Corp.(1)	12,446	406,237
HOUSEHOLD DURABLES — 1.2%
Lennar Corp., Class B(1)	18,544	531,286
HOUSEHOLD PRODUCTS — 0.7%
Procter & Gamble Co. (The)(1)	4,117	311,204
INDUSTRIAL CONGLOMERATES — 0.5%
Koninklijke Philips Electronics NV(1)	6,439	207,658

8

Shares	Value

INSURANCE — 3.2%
Chubb Corp. (The)(1)	1,775	$ 158,437
Crawford & Co., Class A(1)	56,298	413,227
MetLife, Inc.(1)	9,981	468,608
Reinsurance Group of America, Inc.(1)	4,910	328,921
		1,369,193
INTERNET AND CATALOG RETAIL — 0.1%
Expedia, Inc.(1)	1,060	54,897
LEISURE EQUIPMENT AND PRODUCTS — 1.1%
Hasbro, Inc.(1)	9,723	458,342
LIFE SCIENCES TOOLS AND SERVICES — 1.0%
Agilent Technologies, Inc.(1)	8,267	423,684
MACHINERY — 0.6%
Woodward, Inc.(1)	2,424	98,972
Xylem, Inc.(1)	5,900	164,787
		263,759
METALS AND MINING — 0.7%
Nucor Corp.(1)	5,710	279,904
MULTI-UTILITIES — 0.4%
PG&E Corp.(1)	3,675	150,381
MULTILINE RETAIL — 2.0%
Nordstrom, Inc.(1)	630	35,406
Target Corp.(1)	12,430	795,271
		830,677
OIL, GAS AND CONSUMABLE FUELS — 6.8%
Occidental Petroleum Corp.(1)	8,797	822,871
Royal Dutch Shell plc, Class A, ADR(1)	25,920	1,702,426
Tallgrass Energy Partners LP(1)	5,079	118,341
Williams Partners LP(1)	4,441	234,840
		2,878,478
PHARMACEUTICALS — 1.0%
Johnson & Johnson(1)	3,799	329,335
Mallinckrodt plc(1)(2)	1,830	80,685
		410,020
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.4%
Annaly Capital Management, Inc.(1)	20,400	236,232
Corrections Corp. of America(1)	3,728	128,802
Piedmont Office Realty Trust, Inc., Class A(1)	12,600	218,736
		583,770

	Shares/ Principal Amount	Value
ROAD AND RAIL — 1.0%
Heartland Express, Inc.(1)	7,949	$ 112,796
Union Pacific Corp.	1,960	304,467
		417,263
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.7%
Intel Corp.(1)	12,300	281,916
SOFTWARE — 0.7%
Microsoft Corp.(1)	9,310	310,116
SPECIALTY RETAIL — 0.2%
Bed Bath & Beyond, Inc.(1)(2)	1,067	82,543
TRADING COMPANIES AND DISTRIBUTORS — 0.8%
Rush Enterprises, Inc., Class B(1)(2)	15,804	359,857
WIRELESS TELECOMMUNICATION SERVICES — 1.8%
Telephone & Data Systems, Inc.(1)	18,218	538,342
Vodafone Group plc ADR(1)	6,840	240,631
		778,973
TOTAL COMMON STOCKS (Cost $26,829,149)		28,073,937
Exchange-Traded Funds — 4.0%
Alerian MLP ETF(1)	19,120	336,321
iShares Russell 1000 Value Index Fund(1)	13,779	1,187,750
iShares Russell Midcap Value Index Fund	451	27,466
Market Vectors Gold Miners(1)	6,150	154,119
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,616,039)		1,705,656
Convertible Bonds — 1.2%
PAPER AND FOREST PRODUCTS — 1.2%
Rayonier TRS Holdings, Inc., 4.50%, 8/15/15(1) (Cost $468,023)	$292,000	495,123
Convertible Preferred Stocks — 1.1%
ELECTRIC UTILITIES — 1.1%
NextEra Energy, Inc., 5.80%, 9/1/16(1)(Cost $485,077)	9,951	481,628

9

	Shares	Value
Temporary Cash Investments — 35.1%

Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375%, 9/30/18,

valued at $2,898,071), in a joint trading account at 0.03%, dated 9/30/13, due 10/1/13 (Delivery value $2,842,333)

		$ 2,842,331
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 6.25%, 5/15/30, valued at $3,472,837), in a joint trading account at 0.01%, dated 9/30/13, due 10/1/13 (Delivery value $3,410,799)		3,410,798
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $3,479,503), in a joint trading account at 0.02%, dated 9/30/13, due 10/1/13 (Delivery value $3,410,800)		3,410,798
SSgA U.S. Government Money Market Fund	5,253,710	5,253,710
TOTAL TEMPORARY CASH INVESTMENTS (Cost $14,917,637)		14,917,637
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 107.5% (Cost $44,315,925)		45,673,981
Securities Sold Short — (72.4)%
Common Stocks Sold Short — (61.0)%
AEROSPACE AND DEFENSE — (5.5)%
HEICO Corp.	(28,164)	(1,907,829)
Honeywell International, Inc.	(2,423)	(201,206)
Lockheed Martin Corp.	(1,890)	(241,070)
		(2,350,105)
AIR FREIGHT AND LOGISTICS — (0.7)%
FedEx Corp.	(2,760)	(314,944)
AUTOMOBILES — (0.3)%
General Motors Co.	(3,040)	(109,349)
BEVERAGES — (1.3)%
Coca-Cola Co. (The)	(14,375)	(544,525)
BIOTECHNOLOGY — (0.6)%
Amgen, Inc.	(2,151)	(240,783)
CAPITAL MARKETS — (2.1)%
Ameriprise Financial, Inc.	(2,710)	(246,827)
Bank of New York Mellon Corp. (The)	(17,321)	(522,921)
BlackRock, Inc.	(440)	(119,073)
		(888,821)
COMMERCIAL BANKS — (1.4)%
Fifth Third Bancorp.	(32,142)	(579,842)
COMMERCIAL SERVICES AND SUPPLIES — (1.4)%
Waste Management, Inc.	(14,080)	(580,659)
COMPUTERS AND PERIPHERALS — (1.4)%
Hewlett-Packard Co.	(28,190)	(591,426)
DIVERSIFIED FINANCIAL SERVICES — (1.6)%
Berkshire Hathaway, Inc., Class B	(1,414)	(160,503)
JPMorgan Chase & Co.	(9,820)	(507,596)
		(668,099)
DIVERSIFIED TELECOMMUNICATION SERVICES — (1.5)%
AT&T, Inc.	(7,110)	(240,460)
Windstream Holdings, Inc.	(47,326)	(378,608)
		(619,068)
ELECTRIC UTILITIES — (2.3)%
Duke Energy Corp.	(9,607)	(641,555)
Southern Co. (The)	(8,672)	(357,113)
		(998,668)
ELECTRICAL EQUIPMENT — (3.8)%
Eaton Corp. plc	(1,435)	(98,785)
Emerson Electric Co.	(775)	(50,142)
Hubbell, Inc., Class B	(14,036)	(1,470,131)
		(1,619,058)
ENERGY EQUIPMENT AND SERVICES — (0.5)%
Halliburton Co.	(4,670)	(224,860)
FOOD PRODUCTS — (4.6)%
Kellogg Co.	(2,011)	(118,106)
Tyson Foods, Inc., Class A	(25,220)	(713,222)
Unilever plc ADR	(29,509)	(1,138,457)
		(1,969,785)
GAS UTILITIES — (0.6)%
AGL Resources, Inc.	(5,140)	(236,594)
HEALTH CARE EQUIPMENT AND SUPPLIES — (0.5)%
Covidien plc	(3,560)	(216,946)
HEALTH CARE PROVIDERS AND SERVICES — (2.2)%
HCA Holdings, Inc.	(7,061)	(301,858)
Laboratory Corp. of America Holdings	(6,259)	(620,517)
		(922,375)
HOTELS, RESTAURANTS AND LEISURE — (2.1)%
Carnival plc ADR	(6,674)	(226,315)
Darden Restaurants, Inc.	(1,180)	(54,622)
McDonald’s Corp.	(4,350)	(418,514)
Royal Caribbean Cruises Ltd.	(4,675)	(178,959)
		(878,410)
HOUSEHOLD DURABLES — (1.2)%
Lennar Corp., Class A	(15,000)	(531,000)

10

Shares	Value

HOUSEHOLD PRODUCTS — (0.5)%
Kimberly-Clark Corp.	(2,267)	$(213,597)
INSURANCE — (2.8)%
Crawford & Co., Class B	(42,790)	(415,063)
Prudential Financial, Inc.	(10,203)	(795,630)
		(1,210,693)
INTERNET AND CATALOG RETAIL — (0.1)%
priceline.com, Inc.	(60)	(60,657)
IT SERVICES — (0.1)%
Paychex, Inc.	(730)	(29,667)
LEISURE EQUIPMENT AND PRODUCTS — (1.1)%
Mattel, Inc.	(11,075)	(463,599)
LIFE SCIENCES TOOLS AND SERVICES — (0.6)%
Thermo Fisher Scientific, Inc.	(2,752)	(253,597)
MACHINERY — (3.8)%
Caterpillar, Inc.	(7,934)	(661,457)
Deere & Co.	(9,941)	(809,098)
Pentair Ltd.	(2,540)	(164,948)
		(1,635,503)
METALS AND MINING — (0.7)%
BHP Billiton Ltd. ADR	(4,220)	(280,630)
MULTILINE RETAIL — (2.2)%
Kohl’s Corp.	(3,720)	(192,510)
Macy’s, Inc.	(2,811)	(121,632)
Sears Holdings Corp.	(10,315)	(615,187)
		(929,329)
OIL, GAS AND CONSUMABLE FUELS — (7.6)%
ConocoPhillips	(11,833)	(822,512)
Kinder Morgan Energy Partners LP	(2,940)	(234,700)
Kinder Morgan Management LLC	(4,490)	(336,570)
Plains All American Pipeline LP	(2,220)	(116,905)
Royal Dutch Shell plc, Class B, ADR	(24,734)	(1,702,936)
		(3,213,623)
PAPER AND FOREST PRODUCTS — (0.5)%
International Paper Co.	(5,127)	(229,690)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (1.7)%
Boston Properties, Inc.	(2,070)	(221,283)
Rayonier, Inc.	(8,907)	(495,675)
		(716,958)
ROAD AND RAIL — (1.6)%
CSX Corp.	(10,445)	(268,854)
Norfolk Southern Corp.	(3,930)	(303,985)
Werner Enterprises, Inc.	(4,778)	(111,471)
		(684,310)
TRADING COMPANIES AND DISTRIBUTORS — (0.8)%
Rush Enterprises, Inc., Class A	(13,660)	(362,127)
WIRELESS TELECOMMUNICATION SERVICES — (1.3)%
United States Cellular Corp.	(11,924)	(542,900)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $25,193,995)		(25,912,197)
Exchange-Traded Funds Sold Short — (11.4)%
Consumer Discretionary Select Sector SPDR Fund	(6,150)	(372,875)
DNP Select Income Fund, Inc.	(6,200)	(59,582)
Industrial Select Sector SPDR Fund	(16,303)	(755,970)
iShares Dow Jones US Medical Devices Index Fund	(2,951)	(249,920)
iShares Russell 1000 Growth Index Fund	(13,427)	(1,049,991)
Market Vectors Pharmaceutical ETF	(1,620)	(77,501)
SPDR Gold Shares	(1,190)	(152,522)
Utilities Select Sector SPDR Fund	(45,200)	(1,688,220)
Vanguard REIT ETF	(6,903)	(456,703)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $4,825,319)		(4,863,284)
TOTAL SECURITIES SOLD SHORT — (72.4)% (Proceeds $30,019,314)		(30,775,481)
OTHER ASSETS AND LIABILITIES(3) — 64.9%		27,575,941
TOTAL NET ASSETS — 100.0%		$42,474,441

11

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	6,475	CHF	5,853	Credit Suisse AG	10/31/13	$ 2
USD	152,920	CHF	139,498	Credit Suisse AG	10/31/13	(1,368)
USD	85,584	CHF	77,941	Credit Suisse AG	10/31/13	(620)
USD	50,063	EUR	37,024	UBS AG	10/31/13	(28)
USD	4,627	EUR	3,420	UBS AG	10/31/13	—
USD	130,495	EUR	96,481	UBS AG	10/31/13	(38)
USD	5,247	JPY	514,844	Credit Suisse AG	10/31/13	9
USD	88,722	JPY	8,749,631	Credit Suisse AG	10/31/13	(307)
USD	2,673	JPY	264,312	Credit Suisse AG	10/31/13	(17)
						$(2,367)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CHF = Swiss Franc

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

(1)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $22,555,536.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits with broker for securities sold short at period end.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

SEPTEMBER 30, 2013 (UNAUDITED)
Assets
Investment securities, at value (cost of $34,651,998)	$36,010,054
Repurchase agreements, at value (cost of $9,663,927)	9,663,927
Total investment securities, at value (cost of $44,315,925)	45,673,981
Deposits with broker for securities sold short	24,956,028
Receivable for investments sold	7,417,337
Receivable for capital shares sold	2,533,006
Unrealized gain on forward foreign currency exchange contracts	11
Dividends and interest receivable	48,485
80,628,848

Liabilities
Securities sold short, at value (proceeds of $30,019,314)	30,775,481
Payable for investments purchased	7,243,933
Payable for capital shares redeemed	68,386
Unrealized loss on forward foreign currency exchange contracts	2,378
Accrued management fees	37,719
Distribution and service fees payable	4,604
Dividend expense payable on securities sold short	21,906
38,154,407

Net Assets	$42,474,441

Net Assets Consist of:
Capital (par value and paid-in surplus)	$41,977,911
Accumulated net investment loss	(262,432)
Undistributed net realized gain	159,440
Net unrealized appreciation	599,522
$42,474,441

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$30,694,689	2,937,459	$10.45
Institutional Class, $0.01 Par Value	$433,572	41,323	$10.49
A Class, $0.01 Par Value	$6,808,896	654,472	$10.40*
C Class, $0.01 Par Value	$4,109,485	400,991	$10.25
R Class, $0.01 Par Value	$427,799	41,333	$10.35

*Maximum offering price $11.03 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,922)	$194,966
Interest	2,972
197,938

Expenses:
Dividend expense on securities sold short	252,976
Broker fees and charges on securities sold short	31,741
Management fees	186,518
Distribution and service fees:
A Class	5,658
C Class	11,132
R Class	1,057
Directors’ fees and expenses	500
489,582
Fees waived	(29,518)
460,064

Net investment income (loss)	(262,126)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,284,078
Securities sold short transactions	(977,738)
Foreign currency transactions	(6,867)
299,473

Change in net unrealized appreciation (depreciation) on:
Investments	540,313
Securities sold short	(130,111)
Translation of assets and liabilities in foreign currencies	(3,611)
406,591

Net realized and unrealized gain (loss)	706,064

Net Increase (Decrease) in Net Assets Resulting from Operations	$443,938

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED) AND YEAR ENDED MARCH 31, 2013
Increase (Decrease) in Net Assets	September 30, 2013	March 31, 2013
Operations
Net investment income (loss)	$(262,126)	$(177,519)
Net realized gain (loss)	299,473	241,090
Change in net unrealized appreciation (depreciation)	406,591	94,900
Net increase (decrease) in net assets resulting from operations	443,938	158,471

Distributions to Shareholders
From net realized gains:
Investor Class	—	(156,486)
Institutional Class	—	(13,536)
A Class	—	(30,858)
C Class	—	(18,244)
R Class	—	(13,536)
Decrease in net assets from distributions	—	(232,660)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	29,594,797	7,723,594

Net increase (decrease) in net assets	30,038,735	7,649,405

Net Assets
Beginning of period	12,435,706	4,786,301
End of period	$42,474,441	$12,435,706

Accumulated net investment loss	$(262,432)	$(306)

See Notes to Financial Statements.

15

Notes to Financial Statements

SEPTEMBER 30, 2013 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

16

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement.

17

ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.90% for the Investor Class, A Class, C Class and R Class and 1.70% for the Institutional Class. During the six months ended September 30, 2013, the investment advisor voluntarily agreed to waive 0.30% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2014, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the six months ended September 30, 2013 was $18,112, $642, $6,789, $3,340 and $635 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the six months ended September 30, 2013 was 1.60% for the Investor Class, A Class, C Class and R Class and 1.40% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide

18

that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2013 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the six months ended September 30, 2013 were $62,720,159 and $63,407,020, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2013		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		100,000,000
Sold	2,368,001	$24,599,455	611,135	$6,294,241
Issued in reinvestment of distributions	—	—	10,002	102,124
Redeemed	(232,157)	(2,400,073)	(121,705)	(1,250,450)
	2,135,844	22,199,382	499,432	5,145,915
Institutional Class/Shares Authorized	5,000,000		50,000,000
Issued in reinvestment of distributions	—	—	1,323	13,536
A Class/Shares Authorized	5,000,000		50,000,000
Sold	659,358	6,762,453	188,275	1,926,247
Issued in reinvestment of distributions	—	—	3,031	30,858
Redeemed	(226,670)	(2,320,416)	(11,438)	(116,976)
	432,688	4,442,037	179,868	1,840,129
C Class/Shares Authorized	5,000,000		50,000,000
Sold	309,901	3,146,079	68,167	692,234
Issued in reinvestment of distributions	—	—	1,808	18,244
Redeemed	(18,885)	(192,701)	—	—
	291,016	2,953,378	69,975	710,478
R Class/Shares Authorized	5,000,000		50,000,000
Issued in reinvestment of distributions	—	—	1,333	13,536
Net increase (decrease)	2,859,548	$29,594,797	751,931	$7,723,594

19

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$24,496,171	—	—
Foreign Common Stocks	3,577,766	—	—
Exchange-Traded Funds	1,705,656	—	—
Convertible Bonds	—	$495,123	—
Convertible Preferred Stocks	—	481,628	—
Temporary Cash Investments	5,253,710	9,663,927	—
Total Value of Investment Securities	$35,033,303	$10,640,678	—

Securities Sold Short
Domestic Common Stocks	$(22,346,913)	—	—
Foreign Common Stocks	(3,565,284)	—	—
Exchange-Traded Funds	(4,863,284)	—	—
Total Value of Securities Sold Short	$(30,775,481)	—	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(2,367)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts

20

are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of September 30, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $11 in unrealized gain on forward foreign currency exchange contracts and a liability of $2,378 in unrealized loss on forward foreign currency exchange contracts. For the six months ended September 30, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(6,867) in net realized gain (loss) on foreign currency transactions and $(3,611) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2013, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$44,626,813
Gross tax appreciation of investments	$1,287,943
Gross tax depreciation of investments	(240,775)
Net tax appreciation (depreciation) of investments	$1,047,168
Net tax appreciation (depreciation) on securities sold short	$(1,405,006)
Net tax appreciation (depreciation)	$(357,838)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013(4)	$10.25	(0.13)	0.33	0.20	—	$10.45	1.95%	4.50%(5)	4.80%(5)	1.61%(5)	(2.49)%(5)	(2.79)%(5)	378%	$30,695
2013	$10.32	(0.25)	0.52	0.27	(0.34)	$10.25	2.61%	4.74%	5.04%	1.60%	(2.46)%	(2.76)%	588%	$8,214
2012(6)	$10.00	(0.11)	0.43	0.32	—	$10.32	3.20%	4.92%(5)	5.22%(5)	1.61%(5)	(2.49)%(5)	(2.79)%(5)	292%	$3,118
Institutional Class
2013(4)	$10.28	(0.12)	0.33	0.21	—	$10.49	2.04%	4.30%(5)	4.60%(5)	1.41%(5)	(2.29)%(5)	(2.59)%(5)	378%	$434
2013	$10.33	(0.24)	0.53	0.29	(0.34)	$10.28	2.81%	4.54%	4.84%	1.40%	(2.26)%	(2.56)%	588%	$425
2012(6)	$10.00	(0.09)	0.42	0.33	—	$10.33	3.30%	4.72%(5)	5.02%(5)	1.41%(5)	(2.29)%(5)	(2.59)%(5)	292%	$413
A Class
2013(4)	$10.21	(0.15)	0.34	0.19	—	$10.40	1.86%	4.75%(5)	5.05%(5)	1.86%(5)	(2.74)%(5)	(3.04)%(5)	378%	$6,809
2013	$10.31	(0.28)	0.52	0.24	(0.34)	$10.21	2.32%	4.99%	5.29%	1.85%	(2.71)%	(3.01)%	588%	$2,265
2012(6)	$10.00	(0.11)	0.42	0.31	—	$10.31	3.10%	5.17%(5)	5.47%(5)	1.86%(5)	(2.74)%(5)	(3.04)%(5)	292%	$432
C Class
2013(4)	$10.10	(0.17)	0.32	0.15	—	$10.25	1.49%	5.50%(5)	5.80%(5)	2.61%(5)	(3.49)%(5)	(3.79)%(5)	378%	$4,109
2013	$10.28	(0.35)	0.51	0.16	(0.34)	$10.10	1.54%	5.74%	6.04%	2.60%	(3.46)%	(3.76)%	588%	$1,111
2012(6)	$10.00	(0.14)	0.42	0.28	—	$10.28	2.80%	5.92%(5)	6.22%(5)	2.61%(5)	(3.49)%(5)	(3.79)%(5)	292%	$411

22

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2013(4)	$10.17	(0.15)	0.33	0.18	—	$10.35	1.67%	5.00%(5)	5.30%(5)	2.11%(5)	(2.99)%(5)	(3.29)%(5)	378%	$428
2013	$10.30	(0.31)	0.52	0.21	(0.34)	$10.17	2.13%	5.24%	5.54%	2.10%	(2.96)%	(3.26)%	588%	$421
2012(6)	$10.00	(0.12)	0.42	0.30	—	$10.30	3.00%	5.42%(5)	5.72%(5)	2.11%(5)	(2.99)%(5)	(3.29)%(5)	292%	$412

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Six months ended September 30, 2013 (unaudited).

(5)	Annualized.

(6)	October 31, 2011 (fund inception) through March 31, 2012.

See Notes to Financial Statements.

23

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects

25

the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

26

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund

27

portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

29

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SAN-79779 1311

SEMIANNUAL REPORT	SEPTEMBER 30, 2013

Mid Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	20
Approval of Management Agreement	23
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2013. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Bond Yields and Stock Indices Soared Together Until September

U.S. government bond yields and stock indices traced roughly parallel upward paths during most of the six months ended September 30, 2013. The 10-year U.S. Treasury yield began the period at 1.85%, compressed in large part by the scale of the Federal Reserve’s (the Fed’s) bond-buying program ($85 billion of quantitative easing, or QE, each month).

Hints from the Fed that it might taper QE by year end sent bond yields soaring from early May to early September. The 10-year Treasury yield reached 3.00% on September 5, its first time at that level since July 2011, before finishing the reporting period at 2.61%. Bond yields generally declined in September on weaker-than-expected economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the impending partial shutdown of the U.S. government.

Even with the September rally, bonds significantly underperformed stocks for the full reporting period. The 10-year Treasury note and the Barclays U.S. Aggregate Bond Index (representing the broad taxable U.S. bond market) returned –5.20% and –1.77%, respectively. By contrast, the S&P 500 Index gained 8.31% as the U.S. economy showed signs of attaining sustainable growth, fueled in part by Fed stimulus. Improvements in the housing and job markets helped trigger optimism, though their absolute numbers still fell short of pre-2008 levels.

Full recovery from 2008 remains a distant goal. Economic growth is still subpar compared with past recoveries, hampered further by the fiscal sequester and partial government shutdown. Faced with these challenges, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this uncertain environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

               Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2013
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	Since Inception	Inception Date
Investor Class	ACMVX	7.89%	24.64%	11.93%	10.03%	3/31/04
Russell Midcap Value Index	—	7.64%	27.77%	11.86%	9.31%	—
Institutional Class	AVUAX	8.00%	24.88%	12.15%	10.53%	8/2/04
A Class(2) No sales charge* With sales charge*	ACLAX	7.76% 1.53%	24.36% 17.22%	11.64% 10.32%	9.16% 8.42%	1/13/05
C Class No sales charge* With sales charge*	ACCLX	7.31% 6.31%	23.40% 23.40%	— —	13.41% 13.41%	3/1/10
R Class	AMVRX	7.63%	24.01%	11.37%	8.00%	7/29/05
R6 Class	AMDVX	—	—	—	-0.31%(1)	7/26/13

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.01%	0.81%	1.26%	2.01%	1.51%	0.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

4

Fund Characteristics

SEPTEMBER 30, 2013
Top Ten Holdings	% of net assets
iShares Russell Midcap Value Index Fund	3.3%
Republic Services, Inc.	3.3%
Northern Trust Corp.	2.8%
Imperial Oil Ltd.	2.6%
ADT Corp. (The)	1.8%
Sysco Corp.	1.6%
Westar Energy, Inc.	1.4%
Great Plains Energy, Inc.	1.3%
LifePoint Hospitals, Inc.	1.3%
Teradyne, Inc.	1.3%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	7.5%
Insurance	7.2%
Commercial Services and Supplies	6.7%
Health Care Equipment and Supplies	6.5%
Electric Utilities	5.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.7%
Foreign Common Stocks*	5.3%
Exchange-Traded Funds	3.3%
Total Equity Exposure	97.3%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	0.1%

*  Includes depositary shares, dual listed securities and foreign ordinary shares.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period(1) 4/1/13 – 9/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,078.90	$5.21	1.00%
Institutional Class	$1,000	$1,080.00	$4.17	0.80%
A Class	$1,000	$1,077.60	$6.51	1.25%
C Class	$1,000	$1,073.10	$10.39	2.00%
R Class	$1,000	$1,076.30	$7.81	1.50%
R6 Class	$1,000	$996.90(2)	$1.19(3)	0.65%
Hypothetical
Investor Class	$1,000	$1,020.06	$5.06	1.00%
Institutional Class	$1,000	$1,021.06	$4.05	0.80%
A Class	$1,000	$1,018.80	$6.33	1.25%
C Class	$1,000	$1,015.04	$10.10	2.00%
R Class	$1,000	$1,017.55	$7.59	1.50%
R6 Class	$1,000	$1,021.81(4)	$3.29(4)	0.65%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through September 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 67, the number of days in the period from July 26, 2013 (commencement of sale) through September 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

7

Schedule of Investments

SEPTEMBER 30, 2013 (UNAUDITED)

	Shares	Value
Common Stocks — 94.0%
AEROSPACE AND DEFENSE — 3.3%
General Dynamics Corp.	457,334	$40,025,872
Northrop Grumman Corp.	298,906	28,473,786
Raytheon Co.	494,335	38,098,398
Textron, Inc.	1,500,090	41,417,485
		148,015,541
AIRLINES — 1.1%
Southwest Airlines Co.	3,380,510	49,220,226
AUTO COMPONENTS — 0.5%
Autoliv, Inc.	249,746	21,825,303
BEVERAGES — 0.9%
Dr Pepper Snapple Group, Inc.	952,188	42,677,066
CAPITAL MARKETS — 4.9%
Charles Schwab Corp. (The)	567,013	11,986,655
Franklin Resources, Inc.	890,164	44,997,790
LPL Financial Holdings, Inc.	777,725	29,794,645
Northern Trust Corp.	2,293,813	124,760,489
State Street Corp.	134,168	8,821,546
		220,361,125
COMMERCIAL BANKS — 5.0%
Comerica, Inc.	623,870	24,524,330
Commerce Bancshares, Inc.	918,125	40,223,056
Cullen/Frost Bankers, Inc.	399,709	28,199,470
KeyCorp	1,202,449	13,707,919
PNC Financial Services Group, Inc. (The)	730,861	52,950,879
SunTrust Banks, Inc.	974,717	31,600,325
Westamerica Bancorp.	664,632	33,058,796
		224,264,775
COMMERCIAL SERVICES AND SUPPLIES — 6.7%
ADT Corp. (The)	2,029,596	82,523,374
Republic Services, Inc.	4,452,037	148,519,954
Tyco International Ltd.	1,429,639	50,008,772
Waste Management, Inc.	543,703	22,422,312
		303,474,412
COMPUTERS AND PERIPHERALS — 1.0%
SanDisk Corp.	236,373	14,066,557
Western Digital Corp.	485,645	30,789,893
		44,856,450
CONTAINERS AND PACKAGING — 1.2%
Bemis Co., Inc.	712,675	27,801,452
Sonoco Products Co.	685,110	26,678,183
		54,479,635
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.6%
CenturyLink, Inc.	1,449,113	45,473,166
tw telecom, inc., Class A(1)	949,567	28,358,818
		73,831,984
ELECTRIC UTILITIES — 5.6%
Empire District Electric Co. (The)	1,191,004	25,797,147
Great Plains Energy, Inc.	2,667,168	59,211,129
IDACORP, Inc.	235,483	11,397,377
Northeast Utilities	556,612	22,960,245
Portland General Electric Co.	895,864	25,290,241
Westar Energy, Inc.	2,009,428	61,588,968
Xcel Energy, Inc.	1,677,875	46,326,129
		252,571,236
ELECTRICAL EQUIPMENT — 1.5%
ABB Ltd. ADR	1,190,698	28,088,566
Brady Corp., Class A	523,503	15,966,841
Regal-Beloit Corp.	346,128	23,512,475
		67,567,882
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
Molex, Inc., Class A	136,741	5,234,445
TE Connectivity Ltd.	515,160	26,674,985
		31,909,430
ENERGY EQUIPMENT AND SERVICES — 1.0%
Cameron International Corp.(1)	323,320	18,872,188
Helmerich & Payne, Inc.	397,083	27,378,873
		46,251,061
FOOD AND STAPLES RETAILING — 1.6%
Sysco Corp.	2,230,596	70,999,871
FOOD PRODUCTS — 4.0%
ConAgra Foods, Inc.	838,868	25,451,255
General Mills, Inc.	419,628	20,108,574
Hillshire Brands Co.	1,855,254	57,030,508
Kellogg Co.	383,109	22,499,991
Kraft Foods Group, Inc.	427,890	22,438,552
Mondelez International, Inc. Class A	1,001,881	31,479,101
		179,007,981
GAS UTILITIES — 1.7%
AGL Resources, Inc.	493,086	22,696,749
Laclede Group, Inc. (The)	778,327	35,024,715
Southwest Gas Corp.	376,786	18,839,300
		76,560,764

8

Shares	Value

HEALTH CARE EQUIPMENT AND SUPPLIES — 6.5%
Becton Dickinson and Co.	275,596	$27,565,112
Boston Scientific Corp.(1)	2,378,491	27,923,484
CareFusion Corp.(1)	1,517,538	55,997,152
Medtronic, Inc.	801,350	42,671,888
STERIS Corp.	496,635	21,335,440
Stryker Corp.	776,982	52,516,213
Varian Medical Systems, Inc.(1)	221,220	16,531,771
Zimmer Holdings, Inc.	582,252	47,826,179
		292,367,239
HEALTH CARE PROVIDERS AND SERVICES — 3.9%
CIGNA Corp.	238,732	18,348,941
Humana, Inc.	278,999	26,038,977
LifePoint Hospitals, Inc.(1)	1,261,371	58,817,730
Patterson Cos., Inc.	742,841	29,862,208
Quest Diagnostics, Inc.	708,703	43,790,758
		176,858,614
HOTELS, RESTAURANTS AND LEISURE — 2.1%
Carnival Corp.	1,254,897	40,959,838
CEC Entertainment, Inc.	477,281	21,888,107
International Game Technology	1,684,867	31,894,532
		94,742,477
INDUSTRIAL CONGLOMERATES — 1.0%
Koninklijke Philips Electronics NV	1,442,384	46,500,190
INSURANCE — 7.2%
ACE Ltd.	503,592	47,116,068
Allstate Corp. (The)	604,290	30,546,860
Aon plc	135,856	10,113,121
Chubb Corp. (The)	449,116	40,088,094
HCC Insurance Holdings, Inc.	830,086	36,374,369
Marsh & McLennan Cos., Inc.	839,973	36,580,824
Reinsurance Group of America, Inc.	698,552	46,795,998
Symetra Financial Corp.	1,024,895	18,263,629
Travelers Cos., Inc. (The)	418,620	35,486,417
Unum Group	817,871	24,895,993
		326,261,373
LEISURE EQUIPMENT AND PRODUCTS — 0.3%
Hasbro, Inc.	336,105	15,843,990
LIFE SCIENCES TOOLS AND SERVICES — 1.5%
Agilent Technologies, Inc.	912,752	46,778,540
Bio-Rad Laboratories, Inc. Class A(1)	160,120	18,823,707
		65,602,247
MACHINERY — 0.7%
Kaydon Corp.	149,604	5,313,934
Xylem, Inc.	929,436	25,959,148
		31,273,082
METALS AND MINING — 1.8%
Newmont Mining Corp.	1,599,403	44,943,224
Nucor Corp.	754,546	36,987,845
		81,931,069
MULTI-UTILITIES — 2.4%
Consolidated Edison, Inc.	822,880	45,373,603
NorthWestern Corp.	531,280	23,865,098
PG&E Corp.	909,411	37,213,098
		106,451,799
MULTILINE RETAIL — 0.9%
Target Corp.	618,451	39,568,495
OIL, GAS AND CONSUMABLE FUELS — 7.5%
Apache Corp.	622,862	53,030,470
Devon Energy Corp.	799,422	46,174,615
Imperial Oil Ltd.	2,713,756	119,162,355
Murphy Oil Corp.	544,521	32,845,507
Peabody Energy Corp.	397,435	6,855,754
Southwestern Energy Co.(1)	1,249,694	45,463,868
Williams Partners LP	686,762	36,315,974
		339,848,543
PHARMACEUTICALS — 1.6%
Hospira, Inc.(1)	999,904	39,216,235
Mallinckrodt plc(1)	785,837	34,647,553
		73,863,788
REAL ESTATE INVESTMENT TRUSTS (REITs) — 4.9%
American Tower Corp.	620,184	45,974,240
Annaly Capital Management, Inc.	3,798,054	43,981,465
Boston Properties, Inc.	103,460	11,059,874
Corrections Corp. of America	1,386,284	47,896,112
Federal Realty Investment Trust	221,595	22,480,813
Piedmont Office Realty Trust, Inc., Class A	3,011,269	52,275,630
		223,668,134
ROAD AND RAIL — 1.0%
Heartland Express, Inc.	3,139,924	44,555,522
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.8%
Analog Devices, Inc.	280,779	13,210,652
Applied Materials, Inc.	3,215,612	56,401,835
Avago Technologies Ltd.	586,850	25,304,972
KLA-Tencor Corp.	311,904	18,979,358

9

Shares	Value

Maxim Integrated Products, Inc.	828,918	$24,701,756
Microchip Technology, Inc.	524,249	21,121,992
Teradyne, Inc.(1)	3,462,642	57,202,846
		216,923,411
SPECIALTY RETAIL — 1.5%
Bed Bath & Beyond, Inc.(1)	139,292	10,775,629
Lowe’s Cos., Inc.	1,165,570	55,492,788
		66,268,417
TEXTILES, APPAREL AND LUXURY GOODS — 0.3%
Coach, Inc.	252,660	13,777,550
THRIFTS AND MORTGAGE FINANCE — 1.3%
Capitol Federal Financial, Inc.	972,388	12,086,783
People’s United Financial, Inc.	3,171,725	45,609,405
		57,696,188
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
Rogers Communications, Inc., Class B	541,482	23,282,596
TOTAL COMMON STOCKS(Cost $3,650,402,830)		4,245,159,466
Exchange-Traded Funds — 3.3%
iShares Russell Midcap Value Index Fund (Cost $124,766,575)	2,488,423	151,544,961
Temporary Cash Investments — 2.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375%, 9/30/18, valued at $22,665,381), in a joint trading account at 0.03%, dated 9/30/13, due 10/1/13 (Delivery value $22,229,474)		22,229,455
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 6.25%, 5/15/30, valued at $27,160,540), in a joint trading account at 0.01%, dated 9/30/13, due 10/1/13 (Delivery value $26,675,352)		26,675,345
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $27,212,677), in a joint trading account at 0.02%, dated 9/30/13, due 10/1/13 (Delivery value $26,675,360)		26,675,345
SSgA U.S. Government Money Market Fund	41,083,774	41,083,774
TOTAL TEMPORARY CASH INVESTMENTS (Cost $116,663,919)		116,663,919
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $3,891,833,324)		4,513,368,346
OTHER ASSETS AND LIABILITIES — 0.1%		2,790,472
TOTAL NET ASSETS — 100.0%		$4,516,158,818

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	119,313,455	CAD	123,000,241	JPMorgan Chase Bank N.A.	10/31/13	$(11,015)
USD	24,032,489	CHF	21,923,157	Credit Suisse AG	10/31/13	(215,061)
USD	40,818,180	EUR	30,178,640	UBS AG	10/31/13	(11,924)
						$(238,000)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

CHF = Swiss Franc

EUR = Euro

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2013 (UNAUDITED)
Assets
Investment securities, at value (cost of $3,891,833,324)	$4,513,368,346
Foreign currency holdings, at value (cost of $17)	15
Receivable for investments sold	40,053,437
Receivable for capital shares sold	12,642,613
Dividends and interest receivable	10,159,691
4,576,224,102

Liabilities
Payable for investments purchased	46,242,569
Payable for capital shares redeemed	9,808,157
Unrealized loss on forward foreign currency exchange contracts	238,000
Accrued management fees	3,562,196
Distribution and service fees payable	214,362
60,065,284

Net Assets	$4,516,158,818

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,697,151,688
Undistributed net investment income	9,394,501
Undistributed net realized gain	188,308,736
Net unrealized appreciation	621,303,893
$4,516,158,818

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$3,066,807,639	197,121,118	$15.56
Institutional Class, $0.01 Par Value	$630,445,177	40,509,915	$15.56
A Class, $0.01 Par Value	$671,727,774	43,193,627	$15.55*
C Class, $0.01 Par Value	$49,823,671	3,212,305	$15.51
R Class, $0.01 Par Value	$96,135,960	6,186,837	$15.54
R6 Class, $0.01 Par Value	$1,218,597	78,329	$15.56

*Maximum offering price $16.50 (net asset value divided by 0.9425).

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $145,411)	$52,967,176
Interest	7,200
52,974,376

Expenses:
Management fees	19,503,435
Distribution and service fees:
A Class	715,408
C Class	206,251
R Class	213,599
Directors’ fees and expenses	90,237
20,728,930

Net investment income (loss)	32,245,446

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	169,737,376
Foreign currency transactions	(2,637,461)
167,099,915

Change in net unrealized appreciation (depreciation) on:
Investments	94,199,494
Translation of assets and liabilities in foreign currencies	174,120
94,373,614

Net realized and unrealized gain (loss)	261,473,529

Net Increase (Decrease) in Net Assets Resulting from Operations	$293,718,975

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED) AND YEAR ENDED MARCH 31, 2013
Increase (Decrease) in Net Assets	September 30, 2013	March 31, 2013
Operations
Net investment income (loss)	$32,245,446	$43,424,108
Net realized gain (loss)	167,099,915	85,580,417
Change in net unrealized appreciation (depreciation)	94,373,614	364,765,746
Net increase (decrease) in net assets resulting from operations	293,718,975	493,770,271

Distributions to Shareholders
From net investment income:
Investor Class	(20,827,416)	(34,962,608)
Institutional Class	(4,395,995)	(6,611,740)
A Class	(3,552,694)	(6,056,843)
C Class	(96,430)	(200,163)
R Class	(421,703)	(807,304)
R6 Class	(6,023)	—
From net realized gains:
Investor Class	—	(46,600,724)
Institutional Class	—	(8,214,430)
A Class	—	(9,216,413)
C Class	—	(526,325)
R Class	—	(1,403,611)
Decrease in net assets from distributions	(29,300,261)	(114,600,161)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	777,589,352	835,399,876

Net increase (decrease) in net assets	1,042,008,066	1,214,569,986

Net Assets
Beginning of period	3,474,150,752	2,259,580,766
End of period	$4,516,158,818	$3,474,150,752

Undistributed net investment income	$9,394,501	$6,449,316

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2013 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

14

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2013 were $1,940,347,536 and $1,173,026,455, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2013(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	550,000,000		500,000,000
Sold	44,729,795	$677,772,265	67,480,262	$888,777,355
Issued in reinvestment of distributions	1,324,263	20,047,513	6,187,913	79,352,207
Redeemed	(18,193,404)	(276,062,401)	(30,017,729)	(392,179,745)
	27,860,654	421,757,377	43,650,446	575,949,817
Institutional Class/Shares Authorized	150,000,000		100,000,000
Sold	14,364,557	218,860,448	12,919,904	168,871,444
Issued in reinvestment of distributions	235,318	3,568,035	933,914	12,000,298
Redeemed	(3,116,331)	(47,200,514)	(5,198,351)	(68,083,664)
	11,483,544	175,227,969	8,655,467	112,788,078
A Class/Shares Authorized	150,000,000		100,000,000
Sold	14,916,875	227,108,062	16,033,412	210,717,951
Issued in reinvestment of distributions	224,469	3,393,110	1,153,941	14,768,108
Redeemed	(5,581,292)	(84,242,112)	(8,174,174)	(106,477,452)
	9,560,052	146,259,060	9,013,179	119,008,607
C Class/Shares Authorized	10,000,000		10,000,000
Sold	1,201,184	18,099,185	1,172,247	15,546,220
Issued in reinvestment of distributions	5,272	78,549	47,511	607,390
Redeemed	(162,165)	(2,438,297)	(238,735)	(3,101,170)
	1,044,291	15,739,437	981,023	13,052,440
R Class/Shares Authorized	15,000,000		15,000,000
Sold	1,720,412	26,006,616	2,141,562	28,095,307
Issued in reinvestment of distributions	27,831	419,308	172,787	2,208,311
Redeemed	(593,213)	(8,995,614)	(1,208,392)	(15,702,684)
	1,155,030	17,430,310	1,105,957	14,600,934
R6 Class/Shares Authorized	50,000,000		N/A
Sold	118,209	1,799,371
Issued in reinvestment of distributions	388	6,023
Redeemed	(40,268)	(630,195)
	78,329	1,175,199
Net increase (decrease)	51,181,900	$777,589,352	63,406,072	$835,399,876

(1)	July 26, 2013 (commencement of sale) through September 30, 2013 for the R6 Class.

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$4,006,300,456	—	—
Foreign Common Stocks	49,913,869	$188,945,141	—
Exchange-Traded Funds	151,544,961	—	—
Temporary Cash Investments	41,083,774	75,580,145	—
Total Value of Investment Securities	$4,248,843,060	$264,525,286	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(238,000)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

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The value of foreign currency risk derivative instruments as of September 30, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $238,000 in unrealized loss on forward foreign currency exchange contracts. For the six months ended September 30, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(2,753,980) in net realized gain (loss) on foreign currency transactions and $170,983 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2013, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$3,947,628,695
Gross tax appreciation of investments	$603,239,645
Gross tax depreciation of investments	(37,499,994)
Net tax appreciation (depreciation) of investments	$565,739,651

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013(3)	$14.53	0.12	1.02	1.14	(0.11)	—	(0.11)	$15.56	7.89%	1.00%(4)	1.64%(4)	30%	$3,066,808
2013	$12.86	0.22	2.02	2.24	(0.25)	(0.32)	(0.57)	$14.53	18.11%	1.00%	1.69%	61%	$2,459,353
2012	$13.13	0.22	0.28	0.50	(0.16)	(0.61)	(0.77)	$12.86	4.48%	1.01%	1.80%	82%	$1,615,365
2011	$11.41	0.25	1.70	1.95	(0.23)	—	(0.23)	$13.13	17.34%	1.01%	2.07%	71%	$1,334,230
2010	$7.34	0.18	4.03	4.21	(0.14)	—	(0.14)	$11.41	57.68%	1.00%	1.79%	126%	$478,796
2009	$10.66	0.19	(3.32)	(3.13)	(0.19)	—	(0.19)	$7.34	(29.66)%	1.00%	2.10%	173%	$210,960
Institutional Class
2013(3)	$14.53	0.14	1.02	1.16	(0.13)	—	(0.13)	$15.56	8.00%	0.80%(4)	1.84%(4)	30%	$630,445
2013	$12.86	0.25	2.02	2.27	(0.28)	(0.32)	(0.60)	$14.53	18.34%	0.80%	1.89%	61%	$421,877
2012	$13.14	0.25	0.27	0.52	(0.19)	(0.61)	(0.80)	$12.86	4.60%	0.81%	2.00%	82%	$262,032
2011	$11.41	0.28	1.70	1.98	(0.25)	—	(0.25)	$13.14	17.66%	0.81%	2.27%	71%	$170,182
2010	$7.34	0.20	4.03	4.23	(0.16)	—	(0.16)	$11.41	58.00%	0.80%	1.99%	126%	$68,487
2009	$10.66	0.21	(3.32)	(3.11)	(0.21)	—	(0.21)	$7.34	(29.52)%	0.80%	2.30%	173%	$17,859

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(5)
2013(3)	$14.52	0.11	1.01	1.12	(0.09)	—	(0.09)	$15.55	7.76%	1.25%(4)	1.39%(4)	30%	$671,728
2013	$12.86	0.19	2.01	2.20	(0.22)	(0.32)	(0.54)	$14.52	17.83%	1.25%	1.44%	61%	$488,491
2012	$13.13	0.19	0.29	0.48	(0.14)	(0.61)	(0.75)	$12.86	4.19%	1.26%	1.55%	82%	$316,497
2011	$11.41	0.21	1.71	1.92	(0.20)	—	(0.20)	$13.13	17.05%	1.26%	1.82%	71%	$215,813
2010	$7.34	0.15	4.04	4.19	(0.12)	—	(0.12)	$11.41	57.28%	1.25%	1.54%	126%	$75,435
2009	$10.66	0.17	(3.32)	(3.15)	(0.17)	—	(0.17)	$7.34	(29.84)%	1.25%	1.85%	173%	$26,039
C Class
2013(3)	$14.49	0.05	1.01	1.06	(0.04)	—	(0.04)	$15.51	7.31%	2.00%(4)	0.64%(4)	30%	$49,824
2013	$12.84	0.09	2.02	2.11	(0.14)	(0.32)	(0.46)	$14.49	16.96%	2.00%	0.69%	61%	$31,407
2012	$13.14	0.11	0.27	0.38	(0.07)	(0.61)	(0.68)	$12.84	3.41%	2.01%	0.80%	82%	$15,242
2011	$11.42	0.13	1.71	1.84	(0.12)	—	(0.12)	$13.14	16.24%	2.01%	1.07%	71%	$5,989
2010(6)	$10.97	0.02	0.43	0.45	—	—	—	$11.42	4.10%	2.00%(4)	2.07%(4)	126%(7)	$51
R Class
2013(3)	$14.51	0.09	1.01	1.10	(0.07)	—	(0.07)	$15.54	7.63%	1.50%(4)	1.14%(4)	30%	$96,136
2013	$12.85	0.15	2.02	2.17	(0.19)	(0.32)	(0.51)	$14.51	17.49%	1.50%	1.19%	61%	$73,023
2012	$13.14	0.16	0.28	0.44	(0.12)	(0.61)	(0.73)	$12.85	3.91%	1.51%	1.30%	82%	$50,444
2011	$11.41	0.19	1.71	1.90	(0.17)	—	(0.17)	$13.14	16.85%	1.51%	1.57%	71%	$40,933
2010	$7.34	0.13	4.03	4.16	(0.09)	—	(0.09)	$11.41	56.88%	1.50%	1.29%	126%	$16,611
2009	$10.65	0.15	(3.32)	(3.17)	(0.14)	—	(0.14)	$7.34	(29.95)%	1.50%	1.60%	173%	$3,926
R6 Class
2013(8)	$15.66	0.07	(0.12)	(0.05)	(0.05)	—	(0.05)	$15.56	(0.31)%	0.65%(4)	2.49%(4)	30%(9)	$1,219

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2013 (unaudited).

(4)	Annualized.

(5)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(6)	March 1, 2010 (commencement of sale) through March 31, 2010.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

(8)	July 26, 2013 (commencement of sale) through September 30, 2013 (unaudited).

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended September 30, 2013.

See Notes to Financial Statements.

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Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

24

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

25

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

26

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

28

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SAN-79780 1311

SEMIANNUAL REPORT	SEPTEMBER 30, 2013

NT Large Company Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	19
Approval of Management Agreement	20
Additional Information	25

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2013. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Bond Yields and Stock Indices Soared Together Until September

U.S. government bond yields and stock indices traced roughly parallel upward paths during most of the six months ended September 30, 2013. The 10-year U.S. Treasury yield began the period at 1.85%, compressed in large part by the scale of the Federal Reserve’s (the Fed’s) bond-buying program ($85 billion of quantitative easing, or QE, each month).

Hints from the Fed that it might taper QE by year end sent bond yields soaring from early May to early September. The 10-year Treasury yield reached 3.00% on September 5, its first time at that level since July 2011, before finishing the reporting period at 2.61%. Bond yields generally declined in September on weaker-than-expected economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the impending partial shutdown of the U.S. government.

Even with the September rally, bonds significantly underperformed stocks for the full reporting period. The 10-year Treasury note and the Barclays U.S. Aggregate Bond Index (representing the broad taxable U.S. bond market) returned –5.20% and –1.77%, respectively. By contrast, the S&P 500 Index gained 8.31% as the U.S. economy showed signs of attaining sustainable growth, fueled in part by Fed stimulus. Improvements in the housing and job markets helped trigger optimism, though their absolute numbers still fell short of pre-2008 levels.

Full recovery from 2008 remains a distant goal. Economic growth is still subpar compared with past recoveries, hampered further by the fiscal sequester and partial government shutdown. Faced with these challenges, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this uncertain environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

               Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2013
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLLX	8.51%	20.63%	8.39%	3.98%	5/12/06
Russell 1000 Value Index	—	7.27%	22.30%	8.86%	4.75%	—
S&P 500 Index	—	8.31%	19.34%	10.01%	5.88%	—
R6 Class	ACDLX	—	—	—	-2.19%(1)	7/26/13

(1)	Total returns for periods less than one year are not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.67%	0.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Institutional Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Fund Characteristics

SEPTEMBER 30, 2013
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.8%
Chevron Corp.	3.7%
JPMorgan Chase & Co.	3.4%
General Electric Co.	3.4%
Johnson & Johnson	3.0%
Wells Fargo & Co.	2.9%
Pfizer, Inc.	2.8%
Cisco Systems, Inc.	2.6%
Procter & Gamble Co. (The)	2.6%
Citigroup, Inc.	2.5%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	13.4%
Diversified Financial Services	8.9%
Pharmaceuticals	8.3%
Insurance	6.8%
Commercial Banks	6.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.2%
Exchange-Traded Funds	0.4%
Total Equity Exposure	98.6%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(0.6)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period(1) 4/1/13 – 9/30/13	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,085.10	$3.45	0.66%
R6 Class	$1,000	$978.10(2)	$0.91(3)	0.50%
Hypothetical
Institutional Class	$1,000	$1,021.76	$3.35	0.66%
R6 Class	$1,000	$1,022.56(4)	$2.54(4)	0.50%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through September 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 67, the number of days in the period from July 26, 2013 (commencement of sale) through September 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

7

Schedule of Investments

SEPTEMBER 30, 2013 (UNAUDITED)

	Shares	Value
Common Stocks — 98.2%
AEROSPACE AND DEFENSE — 2.1%
General Dynamics Corp.	80,600	$ 7,054,112
Honeywell International, Inc.	46,000	3,819,840
Raytheon Co.	80,300	6,188,721
Textron, Inc.	187,300	5,171,353
		22,234,026
AIRLINES — 0.4%
Southwest Airlines Co.	322,500	4,695,600
AUTO COMPONENTS — 0.2%
Autoliv, Inc.	27,000	2,359,530
AUTOMOBILES — 1.3%
Ford Motor Co.	799,900	13,494,313
BEVERAGES — 0.4%
PepsiCo, Inc.	48,800	3,879,600
BIOTECHNOLOGY — 0.5%
Amgen, Inc.	28,400	3,179,096
Gilead Sciences, Inc.(1)	34,200	2,149,128
		5,328,224
CAPITAL MARKETS — 4.2%
Ameriprise Financial, Inc.	110,800	10,091,664
Bank of New York Mellon Corp. (The)	213,800	6,454,622
BlackRock, Inc.	37,800	10,229,436
Goldman Sachs Group, Inc. (The)	90,300	14,286,363
Morgan Stanley	142,100	3,829,595
		44,891,680
CHEMICALS — 0.8%
E.I. du Pont de Nemours & Co.	28,500	1,668,960
LyondellBasell Industries NV, Class A	97,700	7,154,571
		8,823,531
COMMERCIAL BANKS — 6.2%
KeyCorp	258,700	2,949,180
PNC Financial Services Group, Inc. (The)	203,900	14,772,555
U.S. Bancorp	485,700	17,766,906
Wells Fargo & Co.	760,100	31,407,332
		66,895,973
COMMERCIAL SERVICES AND SUPPLIES — 0.9%
ADT Corp. (The)	144,700	5,883,502
Tyco International Ltd.	117,100	4,096,158
		9,979,660
COMMUNICATIONS EQUIPMENT — 3.7%
Cisco Systems, Inc.	1,207,600	28,281,992
F5 Networks, Inc.(1)	12,400	1,063,424
QUALCOMM, Inc.	159,900	10,770,864
		40,116,280
COMPUTERS AND PERIPHERALS — 1.4%
Apple, Inc.	15,500	7,389,625
NetApp, Inc.	188,200	8,021,084
		15,410,709
CONSUMER FINANCE — 0.8%
Capital One Financial Corp.	130,700	8,984,318
CONTAINERS AND PACKAGING — 0.2%
Avery Dennison Corp.	44,400	1,932,288
DIVERSIFIED FINANCIAL SERVICES — 8.9%
Bank of America Corp.	1,020,900	14,088,420
Berkshire Hathaway, Inc., Class B(1)	161,100	18,286,461
Citigroup, Inc.	548,600	26,612,586
JPMorgan Chase & Co.	710,000	36,699,900
		95,687,367
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.4%
AT&T, Inc.	519,800	17,579,636
CenturyLink, Inc.	202,500	6,354,450
Verizon Communications, Inc.	32,300	1,507,118
		25,441,204
ELECTRIC UTILITIES — 3.0%
American Electric Power Co., Inc.	137,300	5,951,955
NV Energy, Inc.	237,400	5,605,014
Pinnacle West Capital Corp.	111,300	6,092,562
PPL Corp.	225,000	6,835,500
Xcel Energy, Inc.	282,700	7,805,347
		32,290,378
ELECTRICAL EQUIPMENT — 0.9%
Eaton Corp. plc	141,500	9,740,860
ENERGY EQUIPMENT AND SERVICES — 2.8%
Baker Hughes, Inc.	138,600	6,805,260
National Oilwell Varco, Inc.	185,100	14,458,161
Schlumberger Ltd.	100,400	8,871,344
		30,134,765
FOOD AND STAPLES RETAILING — 2.4%
CVS Caremark Corp.	219,600	12,462,300
Kroger Co. (The)	111,600	4,501,944
Wal-Mart Stores, Inc.	118,800	8,786,448
		25,750,692

8

Shares	Value

FOOD PRODUCTS — 0.4%
Mondelez International, Inc. Class A	118,200	$ 3,713,844
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.9%
Abbott Laboratories	407,400	13,521,606
Medtronic, Inc.	321,600	17,125,200
		30,646,806
HEALTH CARE PROVIDERS AND SERVICES — 2.2%
Aetna, Inc.	122,000	7,810,440
Premier, Inc., Class A(1)	63,013	1,997,512
Quest Diagnostics, Inc.	77,600	4,794,904
WellPoint, Inc.	109,700	9,172,017
		23,774,873
HOTELS, RESTAURANTS AND LEISURE — 0.6%
Carnival Corp.	196,600	6,417,024
HOUSEHOLD PRODUCTS — 2.6%
Procter & Gamble Co. (The)	371,600	28,089,244
INDUSTRIAL CONGLOMERATES — 3.4%
General Electric Co.	1,532,200	36,604,258
INSURANCE — 6.8%
Allstate Corp. (The)	228,500	11,550,675
American International Group, Inc.	222,000	10,795,860
Chubb Corp. (The)	52,900	4,721,854
Loews Corp.	146,100	6,828,714
MetLife, Inc.	290,500	13,638,975
Principal Financial Group, Inc.	123,200	5,275,424
Prudential Financial, Inc.	123,700	9,646,126
Travelers Cos., Inc. (The)	127,800	10,833,606
		73,291,234
MACHINERY — 1.6%
Caterpillar, Inc.	55,300	4,610,361
Ingersoll-Rand plc	88,900	5,773,166
PACCAR, Inc.	125,500	6,985,330
		17,368,857
MEDIA — 3.0%
CBS Corp., Class B	84,400	4,655,504
Comcast Corp., Class A	204,800	9,246,720
Time Warner Cable, Inc.	46,500	5,189,400
Time Warner, Inc.	203,000	13,359,430
		32,451,054
METALS AND MINING — 1.1%
Freeport-McMoRan Copper & Gold, Inc.	367,100	12,143,668
MULTI-UTILITIES — 0.5%
PG&E Corp.	136,600	5,589,672
MULTILINE RETAIL — 1.7%
Macy’s, Inc.	186,600	8,074,182
Target Corp.	150,700	9,641,786
		17,715,968
OIL, GAS AND CONSUMABLE FUELS — 13.4%
Apache Corp.	148,800	12,668,832
Chevron Corp.	328,100	39,864,150
Exxon Mobil Corp.	601,500	51,753,060
Marathon Petroleum Corp.	54,400	3,499,008
Occidental Petroleum Corp.	192,300	17,987,742
Royal Dutch Shell plc, Class A	229,500	7,569,482
Total SA ADR	183,000	10,599,360
		143,941,634
PAPER AND FOREST PRODUCTS — 0.6%
International Paper Co.	152,200	6,818,560
PHARMACEUTICALS — 8.3%
Johnson & Johnson	377,100	32,690,799
Merck & Co., Inc.	550,500	26,209,305
Pfizer, Inc.	1,062,500	30,504,375
		89,404,479
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.8%
Applied Materials, Inc.	329,900	5,786,446
Intel Corp.	839,200	19,234,464
Microchip Technology, Inc.	127,100	5,120,859
		30,141,769
SOFTWARE — 2.3%
Microsoft Corp.	378,100	12,594,511
Oracle Corp.	374,000	12,405,580
		25,000,091
SPECIALTY RETAIL — 0.5%
Lowe’s Cos., Inc.	99,100	4,718,152
TOTAL COMMON STOCKS (Cost $808,417,789)		1,055,902,185
Exchange-Traded Funds — 0.4%
SPDR S&P 500 ETF Trust (Cost $2,408,105)	22,200	3,731,820
Temporary Cash Investments — 2.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375%, 9/30/18, valued at $4,206,285), in a joint trading account at 0.03%, dated 9/30/13, due 10/1/13 (Delivery value $4,125,388)		4,125,385
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 6.25%, 5/15/30, valued at $5,040,505), in a joint trading account at 0.01%, dated 9/30/13, due 10/1/13 (Delivery value $4,950,463)		4,950,462

9

Shares	Value

Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at

$5,050,181), in a joint trading account at 0.02%, dated 9/30/13, due 10/1/13 (Delivery value $4,950,465)

		$ 4,950,462
SSgA U.S. Government Money Market Fund	7,624,639	7,624,639
TOTAL TEMPORARY CASH INVESTMENTS (Cost $21,650,948)		21,650,948
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $832,476,842)		1,081,284,953
OTHER ASSETS AND LIABILITIES — (0.6)%		(6,107,762)
TOTAL NET ASSETS — 100.0%		$1,075,177,191

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	16,076,924	EUR	11,886,363	UBS AG	10/31/13	$(4,697)
USD	407,793	EUR	301,401	UBS AG	10/31/13	13
						$(4,684)

Notes to Schedule of Investments

ADR = American Depositary Receipt

EUR =  Euro

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2013 (UNAUDITED)
Assets
Investment securities, at value (cost of $832,476,842)	$1,081,284,953
Foreign currency holdings, at value (cost of $98,377)	98,378
Receivable for investments sold	1,466,293
Receivable for capital shares sold	450,450
Unrealized gain on forward foreign currency exchange contracts	13
Dividends and interest receivable	1,456,225
1,084,756,312

Liabilities
Payable for investments purchased	9,000,893
Unrealized loss on forward foreign currency exchange contracts	4,697
Accrued management fees	573,531
9,579,121

Net Assets	$1,075,177,191

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 816,193,290
Undistributed net investment income	582,679
Undistributed net realized gain	9,597,794
Net unrealized appreciation	248,803,428
$1,075,177,191

	Net assets	Shares outstanding	Net asset value per share
Institutional Class, $0.01 Par Value	$1,075,117,133	95,756,767	$11.23
R6 Class, $0.01 Par Value	$60,058	5,348	$11.23

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $58,869)	$13,009,256
Interest	1,487
13,010,743

Expenses:
Management fees	3,344,122
Directors’ fees and expenses	19,887
Other expenses	584
3,364,593

Net investment income (loss)	9,646,150

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	28,298,030
Foreign currency transactions	(780,830)
27,517,200

Change in net unrealized appreciation (depreciation) on:
Investments	43,995,343
Translation of assets and liabilities in foreign currencies	(75,991)
43,919,352

Net realized and unrealized gain (loss)	71,436,552

Net Increase (Decrease) in Net Assets Resulting from Operations	$81,082,702

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED) AND YEAR ENDED MARCH 31, 2013
Increase (Decrease) in Net Assets	September 30, 2013	March 31, 2013
Operations
Net investment income (loss)	$ 9,646,150	$ 15,385,480
Net realized gain (loss)	27,517,200	14,161,871
Change in net unrealized appreciation (depreciation)	43,919,352	93,549,748
Net increase (decrease) in net assets resulting from operations	81,082,702	123,097,099

Distributions to Shareholders
From net investment income:
Institutional Class	(9,968,495)	(15,210,513)
R6 Class	(288)	—
From net realized gains:
Institutional Class	—	(9,326,338)
Decrease in net assets from distributions	(9,968,783)	(24,536,851)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	62,162,626	174,696,501

Net increase (decrease) in net assets	133,276,545	273,256,749

Net Assets
Beginning of period	941,900,646	668,643,897
End of period	$1,075,177,191	$941,900,646

Undistributed net investment income	$582,679	$905,312

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2013 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

14

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

15

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the period ended September 30, 2013 was 0.65% for the Institutional Class and 0.50% for the R6 Class.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2013 were $215,223,727 and $159,299,995, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2013(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	500,000,000		205,000,000
Sold	7,358,893	$81,525,852	26,521,184	$250,774,299
Issued in reinvestment of distributions	892,832	9,968,495	2,590,318	24,536,851
Redeemed	(2,648,378)	(29,393,214)	(10,797,729)	(100,614,649)
	5,603,347	62,101,133	18,313,773	174,696,501
R6 Class/Shares Authorized	50,000,000		N/A
Sold	5,323	61,205
Issued in reinvestment of distributions	25	288
	5,348	61,493
Net increase (decrease)	5,608,695	$62,162,626	18,313,773	$174,696,501

(1)	July 26, 2013 (commencement of sale) through September 30, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$1,048,332,703	$7,569,482	—
Exchange-Traded Funds	3,731,820	—	—
Temporary Cash Investments	7,624,639	14,026,309	—
Total Value of Investment Securities	$1,059,689,162	$21,595,791	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(4,684)	—

17

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of September 30, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $13 in unrealized gain on forward foreign currency exchange contracts and a liability of $4,697 in unrealized loss on forward foreign currency exchange contracts. For the six months ended September 30, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(782,174) in net realized gain (loss) on foreign currency transactions and $(75,187) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2013, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$852,358,474
Gross tax appreciation of investments	$231,299,118
Gross tax depreciation of investments	(2,372,639)
Net tax appreciation (depreciation) of investments	$228,926,479

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013(3)	$10.45	0.10	0.79	0.89	(0.11)	—	(0.11)	$11.23	8.51%	0.66%(4)	1.89%(4)	16%	$1,075,117
2013	$9.31	0.19	1.25	1.44	(0.19)	(0.11)	(0.30)	$10.45	15.87%	0.67%	2.03%	37%	$941,901
2012	$8.86	0.17	0.44	0.61	(0.16)	—	(0.16)	$9.31	7.07%	0.67%	2.02%	47%	$668,644
2011	$8.02	0.14	0.83	0.97	(0.13)	—	(0.13)	$8.86	12.24%	0.66%	1.70%	38%	$481,887
2010	$5.55	0.14	2.47	2.61	(0.14)	—	(0.14)	$8.02	47.28%	0.64%	1.99%	23%	$308,035
2009	$9.71	0.20	(4.16)	(3.96)	(0.20)	—	(0.20)	$5.55	(41.22)%	0.63%	2.82%	26%	$152,678
R6 Class
2013(5)	$11.54	0.04	(0.29)	(0.25)	(0.06)	—	(0.06)	$11.23	(2.19)%	0.50%(4)	2.07%(4)	16%(6)	$60

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2013 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through September 30, 2013 (unaudited).

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended September 30, 2013.

See Notes to Financial Statements.

19

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

20

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments

21

funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

22

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

23

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

24

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

25

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available upon request by calling 1-800-345-2021.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SAN-79798 1311

SEMIANNUAL REPORT	SEPTEMBER 30, 2013

NT Mid Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	19
Approval of Management Agreement	21
Additional Information	26

 Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2013. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Bond Yields and Stock Indices Soared Together Until September

U.S. government bond yields and stock indices traced roughly parallel upward paths during most of the six months ended September 30, 2013. The 10-year U.S. Treasury yield began the period at 1.85%, compressed in large part by the scale of the Federal Reserve’s (the Fed’s) bond-buying program ($85 billion of quantitative easing, or QE, each month).

Hints from the Fed that it might taper QE by year end sent bond yields soaring from early May to early September. The 10-year Treasury yield reached 3.00% on September 5, its first time at that level since July 2011, before finishing the reporting period at 2.61%. Bond yields generally declined in September on weaker-than-expected economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the impending partial shutdown of the U.S. government.

Even with the September rally, bonds significantly underperformed stocks for the full reporting period. The 10-year Treasury note and the Barclays U.S. Aggregate Bond Index (representing the broad taxable U.S. bond market) returned –5.20% and –1.77%, respectively. By contrast, the S&P 500 Index gained 8.31% as the U.S. economy showed signs of attaining sustainable growth, fueled in part by Fed stimulus. Improvements in the housing and job markets helped trigger optimism, though their absolute numbers still fell short of pre-2008 levels.

Full recovery from 2008 remains a distant goal. Economic growth is still subpar compared with past recoveries, hampered further by the fiscal sequester and partial government shutdown. Faced with these challenges, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this uncertain environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

              Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2013
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLMX	8.06%	25.08%	12.40%	8.55%	5/12/06
Russell Midcap Value Index	—	7.64%	27.77%	11.86%	6.83%	—
R6 Class	ACDSX	—	—	—	-0.38%(1)	7/26/13

(1)	Total returns for periods less than one year are not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.81%	0.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Institutional Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

4

Fund Characteristics

September 30, 2013
Top Ten Holdings	% of net assets
iShares Russell Midcap Value Index Fund	3.4%
Republic Services, Inc.	3.3%
Northern Trust Corp.	2.8%
Imperial Oil Ltd.	2.7%
ADT Corp. (The)	1.8%
Sysco Corp.	1.6%
Westar Energy, Inc.	1.4%
Great Plains Energy, Inc.	1.3%
LifePoint Hospitals, Inc.	1.3%
Hillshire Brands Co.	1.3%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	7.6%
Insurance	7.3%
Commercial Services and Supplies	6.7%
Health Care Equipment and Supplies	6.6%
Electric Utilities	5.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.3%
Foreign Common Stocks*	5.3%
Exchange-Traded Funds	3.4%
Total Equity Exposure	98.0%
Temporary Cash Investments	1.8%
Other Assets and Liabilities	0.2%

 *  Includes depositary shares, dual listed securities and foreign ordinary shares.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period(1) 4/1/13 - 9/30/13	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,080.60	$4.17	0.80%
R6 Class	$1,000	$996.20(2)	$1.19(3)	0.65%
Hypothetical
Institutional Class	$1,000	$1,021.06	$4.05	0.80%
R6 Class	$1,000	$1,021.81(4)	$3.29(4)	0.65%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through September 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 67, the number of days in the period from July 26, 2013 (commencement of sale) through September 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

7

Schedule of Investments

SEPTEMBER 30, 2013 (UNAUDITED)

	Shares	Value
Common Stocks — 94.6%
AEROSPACE AND DEFENSE — 3.3%
General Dynamics Corp.	49,443	$4,327,251
Northrop Grumman Corp.	32,482	3,094,235
Raytheon Co.	55,154	4,250,719
Textron, Inc.	161,260	4,452,389
		16,124,594
AIRLINES — 1.1%
Southwest Airlines Co.	363,348	5,290,347
AUTO COMPONENTS — 0.5%
Autoliv, Inc.	28,210	2,465,272
BEVERAGES — 0.9%
Dr Pepper Snapple Group, Inc.	102,855	4,609,961
CAPITAL MARKETS — 4.9%
Charles Schwab Corp. (The)	60,929	1,288,039
Franklin Resources, Inc.	95,607	4,832,934
LPL Financial Holdings, Inc.	83,658	3,204,938
Northern Trust Corp.	246,569	13,410,888
State Street Corp.	14,423	948,312
		23,685,111
COMMERCIAL BANKS — 5.0%
Comerica, Inc.	67,072	2,636,600
Commerce Bancshares, Inc.	98,701	4,324,091
Cullen/Frost Bankers, Inc.	42,973	3,031,745
KeyCorp	124,951	1,424,441
PNC Financial Services Group, Inc. (The)	78,504	5,687,615
SunTrust Banks, Inc.	104,808	3,397,875
Westamerica Bancorp.	73,509	3,656,338
		24,158,705
COMMERCIAL SERVICES AND SUPPLIES — 6.7%
ADT Corp. (The)	217,998	8,863,799
Republic Services, Inc.	477,116	15,916,590
Tyco International Ltd.	157,411	5,506,237
Waste Management, Inc.	58,089	2,395,590
		32,682,216
COMPUTERS AND PERIPHERALS — 1.0%
SanDisk Corp.	25,543	1,520,064
Western Digital Corp.	53,385	3,384,609
		4,904,673
CONTAINERS AND PACKAGING — 1.3%
Bemis Co., Inc.	78,558	3,064,548
Sonoco Products Co.	77,297	3,009,945
		6,074,493
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.6%
CenturyLink, Inc.	155,764	4,887,874
tw telecom, inc., Class A(1)	103,615	3,094,462
		7,982,336
ELECTRIC UTILITIES — 5.6%
Empire District Electric Co. (The)	130,261	2,821,453
Great Plains Energy, Inc.	287,877	6,390,869
IDACORP, Inc.	26,515	1,283,326
Northeast Utilities	59,859	2,469,184
Portland General Electric Co.	96,307	2,718,747
Westar Energy, Inc.	215,975	6,619,634
Xcel Energy, Inc.	180,221	4,975,902
		27,279,115
ELECTRICAL EQUIPMENT — 1.5%
ABB Ltd. ADR	128,734	3,036,835
Brady Corp., Class A	54,916	1,674,938
Regal-Beloit Corp.	38,016	2,582,427
		7,294,200
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
Molex, Inc., Class A	14,699	562,678
TE Connectivity Ltd.	55,695	2,883,887
		3,446,565
ENERGY EQUIPMENT AND SERVICES — 1.0%
Cameron International Corp.(1)	35,510	2,072,719
Helmerich & Payne, Inc.	42,682	2,942,924
		5,015,643
FOOD AND STAPLES RETAILING — 1.6%
Sysco Corp.	239,783	7,632,293
FOOD PRODUCTS — 4.0%
ConAgra Foods, Inc.	89,029	2,701,140
General Mills, Inc.	46,407	2,223,823
Hillshire Brands Co.	199,367	6,128,542
Kellogg Co.	41,184	2,418,736
Kraft Foods Group, Inc.	45,840	2,403,850
Mondelez International, Inc. Class A	107,003	3,362,034
		19,238,125
GAS UTILITIES — 1.7%
AGL Resources, Inc.	53,299	2,453,353
Laclede Group, Inc. (The)	83,701	3,766,545
Southwest Gas Corp.	40,422	2,021,100
		8,240,998

8

Shares	Value

HEALTH CARE EQUIPMENT AND SUPPLIES — 6.6%
Becton Dickinson and Co.	31,316	$3,132,226
Boston Scientific Corp.(1)	267,122	3,136,012
CareFusion Corp.(1)	163,000	6,014,700
Medtronic, Inc.	86,067	4,583,068
STERIS Corp.	55,419	2,380,800
Stryker Corp.	85,269	5,763,332
Varian Medical Systems, Inc.(1)	23,760	1,775,585
Zimmer Holdings, Inc.	62,586	5,140,814
		31,926,537
HEALTH CARE PROVIDERS AND SERVICES — 4.0%
CIGNA Corp.	27,514	2,114,726
Humana, Inc.	30,142	2,813,153
LifePoint Hospitals, Inc.(1)	135,631	6,324,474
Patterson Cos., Inc.	81,550	3,278,310
Quest Diagnostics, Inc.	76,208	4,708,892
		19,239,555
HOTELS, RESTAURANTS AND LEISURE — 2.1%
Carnival Corp.	134,890	4,402,809
CEC Entertainment, Inc.	51,516	2,362,524
International Game Technology	178,555	3,380,046
		10,145,379
INDUSTRIAL CONGLOMERATES — 1.0%
Koninklijke Philips Electronics NV	155,036	4,998,117
INSURANCE — 7.3%
ACE Ltd.	54,635	5,111,650
Allstate Corp. (The)	64,322	3,251,477
Aon plc	14,689	1,093,449
Chubb Corp. (The)	49,741	4,439,882
HCC Insurance Holdings, Inc.	88,142	3,862,382
Marsh & McLennan Cos., Inc.	93,309	4,063,607
Reinsurance Group of America, Inc.	74,509	4,991,358
Symetra Financial Corp.	112,813	2,010,328
Travelers Cos., Inc. (The)	46,788	3,966,219
Unum Group	86,754	2,640,792
		35,431,144
LEISURE EQUIPMENT AND PRODUCTS — 0.3%
Hasbro, Inc.	35,624	1,679,315
LIFE SCIENCES TOOLS AND SERVICES — 1.4%
Agilent Technologies, Inc.	98,111	5,028,189
Bio-Rad Laboratories, Inc. Class A(1)	16,790	1,973,832
		7,002,021
MACHINERY — 0.7%
Kaydon Corp.	16,076	571,020
Xylem, Inc.	99,898	2,790,151
		3,361,171
METALS AND MINING — 1.8%
Newmont Mining Corp.	171,874	4,829,659
Nucor Corp.	81,578	3,998,954
		8,828,613
MULTI-UTILITIES — 2.4%
Consolidated Edison, Inc.	87,570	4,828,610
NorthWestern Corp.	57,110	2,565,381
PG&E Corp.	98,875	4,045,965
		11,439,956
MULTILINE RETAIL — 0.9%
Target Corp.	66,483	4,253,582
OIL, GAS AND CONSUMABLE FUELS — 7.6%
Apache Corp.	66,895	5,695,440
Devon Energy Corp.	85,083	4,914,394
Imperial Oil Ltd.	294,154	12,916,446
Murphy Oil Corp.	59,231	3,572,814
Peabody Energy Corp.	45,798	790,016
Southwestern Energy Co.(1)	134,329	4,886,889
Williams Partners LP	76,332	4,036,436
		36,812,435
PHARMACEUTICALS — 1.7%
Hospira, Inc.(1)	112,081	4,395,817
Mallinckrodt plc(1)	83,786	3,694,124
		8,089,941
REAL ESTATE INVESTMENT TRUSTS (REITs) — 5.0%
American Tower Corp.	67,537	5,006,518
Annaly Capital Management, Inc.	408,253	4,727,570
Boston Properties, Inc.	11,250	1,202,625
Corrections Corp. of America	149,014	5,148,434
Federal Realty Investment Trust	23,979	2,432,669
Piedmont Office Realty Trust, Inc., Class A	321,944	5,588,948
		24,106,764
ROAD AND RAIL — 1.0%
Heartland Express, Inc.	339,480	4,817,221
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.8%
Analog Devices, Inc.	32,408	1,524,796
Applied Materials, Inc.	345,627	6,062,298
Avago Technologies Ltd.	63,100	2,720,872
KLA-Tencor Corp.	33,740	2,053,079

9

Shares	Value

Maxim Integrated Products, Inc.	87,459	$2,606,278
Microchip Technology, Inc.	58,521	2,357,811
Teradyne, Inc.(1)	369,208	6,099,316
		23,424,450
SPECIALTY RETAIL — 1.5%
Bed Bath & Beyond, Inc.(1)	14,971	1,158,157
Lowe’s Cos., Inc.	125,197	5,960,629
		7,118,786
TEXTILES, APPAREL AND LUXURY GOODS — 0.3%
Coach, Inc.	27,167	1,481,416
THRIFTS AND MORTGAGE FINANCE — 1.3%
Capitol Federal Financial, Inc.	106,747	1,326,865
People’s United Financial, Inc.	340,909	4,902,272
		6,229,137
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
Rogers Communications, Inc., Class B	57,360	2,466,360
TOTAL COMMON STOCKS (Cost $385,534,753)		458,976,547
Exchange-Traded Funds — 3.4%
iShares Russell Midcap Value Index Fund (Cost $13,196,113)	269,020	16,383,318
Temporary Cash Investments — 1.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375%, 9/30/18, valued at $1,726,808), in a joint trading account at 0.03%, dated 9/30/13, due 10/1/13 (Delivery value $1,693,597)		1,693,596
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 6.25%, 5/15/30, valued at $2,069,281), in a joint trading account at 0.01%, dated 9/30/13, due 10/1/13 (Delivery value $2,032,317)		2,032,316
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $2,073,253), in a joint trading account at 0.02%, dated 9/30/13, due 10/1/13 (Delivery value $2,032,317)		2,032,316
SSgA U.S. Government Money Market Fund	3,130,147	3,130,147
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,888,375)		8,888,375
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $407,619,241)		484,248,240
OTHER ASSETS AND LIABILITIES — 0.2%		1,143,286
TOTAL NET ASSETS — 100.0%		$485,391,526

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	12,925,692	CAD	13,325,096	JPMorgan Chase Bank N.A.	10/31/13	$(1,193)
USD	2,598,307	CHF	2,370,253	Credit Suisse AG	10/31/13	(23,252)
USD	4,387,380	EUR	3,243,779	UBS AG	10/31/13	(1,282)
						$(25,727)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

CHF = Swiss Franc

EUR = Euro

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2013 (UNAUDITED)
Assets
Investment securities, at value (cost of $407,619,241)	$484,248,240
Receivable for investments sold	4,649,841
Receivable for capital shares sold	230,468
Dividends and interest receivable	1,102,198
490,230,747

Liabilities
Payable for investments purchased	4,497,041
Unrealized loss on forward foreign currency exchange contracts	25,727
Accrued management fees	316,453
4,839,221

Net Assets	$485,391,526

Net Assets Consist of:
Capital (par value and paid-in surplus)	$380,224,826
Undistributed net investment income	1,064,536
Undistributed net realized gain	27,498,132
Net unrealized appreciation	76,604,032
$485,391,526

	Net assets	Shares outstanding	Net asset value per share
Institutional Class, $0.01 Par Value	$485,350,107	39,733,713	$12.22
R6 Class, $0.01 Par Value	$41,419	3,391	$12.21

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $16,599)	$6,124,598
Interest	758
6,125,356

Expenses:
Management fees	1,835,149
Directors’ fees and expenses	8,946
1,844,095

Net investment income (loss)	4,281,261

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	25,836,873
Foreign currency transactions	(287,429)
25,549,444

Change in net unrealized appreciation (depreciation) on:
Investments	5,213,107
Translation of assets and liabilities in foreign currencies	25,082
5,238,189

Net realized and unrealized gain (loss)	30,787,633

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,068,894

See Notes to Financial Statements.

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Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED) AND YEAR ENDED MARCH 31, 2013
Increase (Decrease) in Net Assets	September 30, 2013	March 31, 2013
Operations
Net investment income (loss)	$4,281,261	$6,408,428
Net realized gain (loss)	25,549,444	12,279,259
Change in net unrealized appreciation (depreciation)	5,238,189	44,510,715
Net increase (decrease) in net assets resulting from operations	35,068,894	63,198,402

Distributions to Shareholders
From net investment income:
Institutional Class	(4,103,616)	(7,183,304)
R6 Class	(137)	—
From net realized gains:
Institutional Class	—	(10,428,032)
Decrease in net assets from distributions	(4,103,753)	(17,611,336)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	30,949,570	76,021,382

Net increase (decrease) in net assets	61,914,711	121,608,448

Net Assets
Beginning of period	423,476,815	301,868,367
End of period	$485,391,526	$423,476,815

Undistributed net investment income	$1,064,536	$887,028

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2013 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

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The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation

15

and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 0.80% for the Institutional Class and 0.65% for the R6 Class.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2013 were $187,740,004 and $161,659,943, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2013(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	2,589,556	$30,475,421	9,692,195	$99,175,277
Issued in reinvestment of distributions	345,207	4,103,616	1,745,877	17,611,336
Redeemed	(310,217)	(3,671,089)	(4,046,853)	(40,765,231)
	2,624,546	30,907,948	7,391,219	76,021,382
R6 Class/Shares Authorized	50,000,000		N/A
Sold	3,380	41,485
Issued in reinvestment of distributions	11	137
	3,391	41,622
Net increase (decrease)	2,627,937	$30,949,570	7,391,219	$76,021,382

(1)	July 26, 2013 (commencement of sale) through September 30, 2013 for the R6 Class.

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$433,093,517	—	—
Foreign Common Stocks	5,502,107	$20,380,923	—
Exchange-Traded Funds	16,383,318	—	—
Temporary Cash Investments	3,130,147	5,758,228	—
Total Value of Investment Securities	$458,109,089	$26,139,151	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(25,727)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

17

The value of foreign currency risk derivative instruments as of September 30, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $25,727 in unrealized loss on forward foreign currency exchange contracts. For the six months ended September 30, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(300,645) in net realized gain (loss) on foreign currency transactions and $24,759 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2013, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$415,774,360
Gross tax appreciation of investments	$72,531,295
Gross tax depreciation of investments	(4,057,415)
Net tax appreciation (depreciation) of investments	$68,473,880

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013(3)	$11.41	0.11	0.81	0.92	(0.11)	—	(0.11)	$12.22	8.06%	0.80%(4)	1.87%(4)	36%	$485,350
2013	$10.16	0.19	1.59	1.78	(0.22)	(0.31)	(0.53)	$11.41	18.32%	0.80%	1.89%	71%	$423,477
2012	$10.70	0.20	0.22	0.42	(0.14)	(0.82)	(0.96)	$10.16	4.93%	0.81%	2.01%	82%	$301,868
2011	$9.73	0.23	1.45	1.68	(0.23)	(0.48)	(0.71)	$10.70	17.91%	0.80%	2.35%	102%	$216,381
2010	$6.25	0.17	3.45	3.62	(0.14)	—	(0.14)	$9.73	58.29%	0.80%	1.98%	143%	$137,729
2009	$9.04	0.18	(2.79)	(2.61)	(0.18)	—	(0.18)	$6.25	(29.25)%	0.80%	2.36%	181%	$67,933
R6 Class
2013(5)	$12.30	0.05	(0.10)	(0.05)	(0.04)	—	(0.04)	$12.21	(0.38)%	0.65%(4)	2.15%(4)	36%(6)	$41

19

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2013 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through September 30, 2013 (unaudited).

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended September 30, 2013.

See Notes to Financial Statements.

20

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

21

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

22

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

23

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the

24

Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

25

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

26

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available upon request by calling 1-800-345-2021.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SAN-79799 1311

SEMIANNUAL REPORT	SEPTEMBER 30, 2013

Small Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Approval of Management Agreement	25
Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

          Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2013. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Bond Yields and Stock Indices Soared Together Until September

U.S. government bond yields and stock indices traced roughly parallel upward paths during most of the six months ended September 30, 2013. The 10-year U.S. Treasury yield began the period at 1.85%, compressed in large part by the scale of the Federal Reserve’s (the Fed’s) bond-buying program ($85 billion of quantitative easing, or QE, each month).

Hints from the Fed that it might taper QE by year end sent bond yields soaring from early May to early September. The 10-year Treasury yield reached 3.00% on September 5, its first time at that level since July 2011, before finishing the reporting period at 2.61%. Bond yields generally declined in September on weaker-than-expected economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the impending partial shutdown of the U.S. government.

Even with the September rally, bonds significantly underperformed stocks for the full reporting period. The 10-year Treasury note and the Barclays U.S. Aggregate Bond Index (representing the broad taxable U.S. bond market) returned –5.20% and –1.77%, respectively. By contrast, the S&P 500 Index gained 8.31% as the U.S. economy showed signs of attaining sustainable growth, fueled in part by Fed stimulus. Improvements in the housing and job markets helped trigger optimism, though their absolute numbers still fell short of pre-2008 levels.

Full recovery from 2008 remains a distant goal. Economic growth is still subpar compared with past recoveries, hampered further by the fiscal sequester and partial government shutdown. Faced with these challenges, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this uncertain environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

              Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2013
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	9.74%	26.86%	12.48%	10.89%	11.91%	7/31/98
Russell 2000 Value Index	—	10.25%	27.04%	9.13%	9.28%	8.85%	—
Institutional Class	ACVIX	9.80%	27.23%	12.71%	11.11%	12.60%	10/26/98
A Class(2) No sales charge* With sales charge*	ACSCX	9.65% 3.38%	26.56% 19.33%	12.22% 10.89%	10.62% 9.97%	12.75% 12.26%	12/31/99
C Class No sales charge* With sales charge*	ASVNX	9.24% 8.24%	25.75% 25.75%	— —	— —	12.57% 12.57%	3/1/10
R Class	ASVRX	9.49%	26.37%	—	—	13.15%	3/1/10
R6 Class	ASVDX	—	—	—	—	0.09%(1)	7/26/13

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.42%	1.22%	1.67%	2.42%	1.92%	1.07%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Fund Characteristics

SEPTEMBER 30, 2013
Top Ten Holdings	% of net assets
BankUnited, Inc.	1.4%
American Science & Engineering, Inc.	1.1%
Entravision Communications Corp., Class A	1.1%
Berry Plastics Group, Inc.	1.1%
Multi-Color Corp.	1.0%
Tronox Ltd. Class A	1.0%
Innophos Holdings, Inc.	0.8%
VeriFone Systems, Inc.	0.8%
El Paso Electric Co.	0.8%
Riverbed Technology, Inc.	0.8%

Top Five Industries	% of net assets
Commercial Banks	12.9%
Real Estate Investment Trusts (REITs)	8.0%
Insurance	4.9%
Machinery	4.8%
Specialty Retail	4.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.2%
Convertible Preferred Stocks	0.8%
Exchange-Traded Funds	0.3%
Total Equity Exposure	98.3%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	0.2%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period(1) 4/1/13 - 9/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,097.40	$6.47	1.23%
Institutional Class	$1,000	$1,098.00	$5.42	1.03%
A Class	$1,000	$1,096.50	$7.78	1.48%
C Class	$1,000	$1,092.40	$11.70	2.23%
R Class	$1,000	$1,094.90	$9.09	1.73%
R6 Class	$1,000	$1,000.90(2)	$1.62(3)	0.88%
Hypothetical
Investor Class	$1,000	$1,018.90	$6.23	1.23%
Institutional Class	$1,000	$1,019.90	$5.22	1.03%
A Class	$1,000	$1,017.65	$7.49	1.48%
C Class	$1,000	$1,013.89	$11.26	2.23%
R Class	$1,000	$1,016.40	$8.74	1.73%
R6 Class	$1,000	$1,020.66(4)	$4.46(4)	0.88%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through September 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 67, the number of days in the period from July 26, 2013 (commencement of sale) through September 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

7

Schedule of Investments

SEPTEMBER 30, 2013 (UNAUDITED)

	Shares	Value
Common Stocks — 97.2%
AEROSPACE AND DEFENSE — 2.4%
AAR Corp.	195,000	$5,329,350
Aerovironment, Inc.(1)	370,879	8,567,305
American Science & Engineering, Inc.(2)	410,000	24,727,100
KEYW Holding Corp. (The)(1)	765,000	10,289,250
Moog, Inc., Class A(1)	60,000	3,520,200
		52,433,205
AIRLINES — 0.8%
Alaska Air Group, Inc.	70,000	4,383,400
JetBlue Airways Corp.(1)	650,000	4,329,000
Spirit Airlines, Inc.(1)	255,000	8,738,850
		17,451,250
AUTO COMPONENTS — 0.9%
Dana Holding Corp.	384,962	8,792,532
Superior Industries International, Inc.	280,000	4,992,400
Tower International, Inc.(1)	235,000	4,697,650
		18,482,582
BUILDING PRODUCTS — 0.6%
AO Smith Corp.	120,000	5,424,000
Quanex Building Products Corp.	365,000	6,872,950
		12,296,950
CAPITAL MARKETS — 2.3%
Calamos Asset Management, Inc., Class A	190,000	1,898,100
Evercore Partners, Inc., Class A	90,000	4,430,700
Fifth Street Finance Corp.	415,000	4,270,350
Janus Capital Group, Inc.	475,000	4,042,250
Manning & Napier, Inc.	335,000	5,587,800
PennantPark Investment Corp.	550,000	6,193,000
Solar Capital Ltd.	355,000	7,870,350
Stifel Financial Corp.(1)	185,000	7,625,700
Walter Investment Management Corp.(1)	185,000	7,314,900
		49,233,150
CHEMICALS — 3.3%
Chemtura Corp.(1)	130,000	2,988,700
Hawkins, Inc.	180,000	6,793,200
Innophos Holdings, Inc.	345,000	18,209,100
Kraton Performance Polymers, Inc.(1)	225,000	4,407,750
Kronos Worldwide, Inc.	495,000	7,667,550
Minerals Technologies, Inc.	90,000	4,443,300
Sensient Technologies Corp.	100,000	4,789,000
Tronox Ltd. Class A	885,000	21,655,950
		70,954,550
COMMERCIAL BANKS — 12.9%
American National Bankshares, Inc.	335,000	7,772,000
Bank of the Ozarks, Inc.	250,000	11,997,500
BankUnited, Inc.	985,000	30,722,150
Boston Private Financial Holdings, Inc.	460,000	5,106,000
Cathay General Bancorp.	270,000	6,309,900
Commerce Bancshares, Inc.	195,000	8,542,950
Cullen/Frost Bankers, Inc.	60,000	4,233,000
CVB Financial Corp.	449,944	6,083,243
F.N.B. Corp.	400,000	4,852,000
First Horizon National Corp.	865,000	9,506,350
First Interstate Bancsystem, Inc.	430,000	10,384,500
First Niagara Financial Group, Inc.	1,035,000	10,732,950
FirstMerit Corp.	450,000	9,769,500
Flushing Financial Corp.	270,000	4,981,500
Fulton Financial Corp.	595,000	6,949,600
Heritage Financial Corp.	471,818	7,322,615
Lakeland Financial Corp.	275,000	8,978,750
MB Financial, Inc.	255,000	7,201,200
National Bankshares, Inc.	245,000	8,793,050
OFG Bancorp	735,000	11,899,650
Old National Bancorp.	230,000	3,266,000
Pacific Continental Corp.	425,100	5,573,061
Park Sterling Corp.	1,050,000	6,730,500
Popular, Inc.(1)	360,000	9,442,800
PrivateBancorp, Inc.	509,965	10,913,251
Prosperity Bancshares, Inc.	125,000	7,730,000
Signature Bank(1)	105,000	9,609,600
Susquehanna Bancshares, Inc.	545,000	6,839,750
TCF Financial Corp.	295,000	4,212,600
Texas Capital Bancshares, Inc.(1)	295,000	13,561,150
ViewPoint Financial Group, Inc.	545,000	11,265,150
Washington Banking Co.	370,000	5,202,200
		276,484,470
COMMERCIAL SERVICES AND SUPPLIES — 1.0%
Multi-Color Corp.	655,000	22,224,150
COMMUNICATIONS EQUIPMENT — 0.8%
Riverbed Technology, Inc.(1)	1,135,000	16,559,650

8

Shares	Value

CONSTRUCTION AND ENGINEERING — 1.2%
EMCOR Group, Inc.	110,000	$4,304,300
Granite Construction, Inc.	175,000	5,355,000
Great Lakes Dredge & Dock Corp.	985,000	7,308,700
URS Corp.	165,000	8,868,750
		25,836,750
CONSTRUCTION MATERIALS — 0.2%
Headwaters, Inc.(1)	525,000	4,719,750
CONTAINERS AND PACKAGING — 1.7%
Berry Plastics Group, Inc.(1)	1,135,000	22,665,950
Graphic Packaging Holding Co.(1)	1,060,000	9,073,600
Silgan Holdings, Inc.	115,000	5,405,000
		37,144,550
DIVERSIFIED CONSUMER SERVICES — 1.1%
Sotheby’s	180,000	8,843,400
Steiner Leisure, Ltd.(1)	260,000	15,191,800
		24,035,200
DIVERSIFIED FINANCIAL SERVICES — 0.7%
Compass Diversified Holdings	330,000	5,880,600
PHH Corp.(1)	420,000	9,970,800
		15,851,400
ELECTRIC UTILITIES — 2.6%
El Paso Electric Co.	523,559	17,486,871
Great Plains Energy, Inc.	335,000	7,437,000
IDACORP, Inc.	175,000	8,470,000
PNM Resources, Inc.	217,677	4,926,030
Portland General Electric Co.	295,000	8,327,850
UNS Energy Corp.	180,000	8,391,600
		55,039,351
ELECTRICAL EQUIPMENT — 0.7%
Generac Holdings, Inc.	50,000	2,132,000
GrafTech International Ltd.(1)	1,485,000	12,548,250
		14,680,250
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 3.2%
Belden, Inc.	45,000	2,882,250
CDW Corp.(1)	450,000	10,273,500
FARO Technologies, Inc.(1)	330,000	13,916,100
FLIR Systems, Inc.	360,000	11,304,000
Ingram Micro, Inc. Class A(1)	520,000	11,986,000
Itron, Inc.(1)	190,000	8,137,700
TTM Technologies, Inc.(1)	970,000	9,457,500
		67,957,050
ENERGY EQUIPMENT AND SERVICES — 1.8%
Bristow Group, Inc.	80,000	5,820,800
Cal Dive International, Inc.(1)	2,125,000	4,356,250
Gulfmark Offshore, Inc. Class A	95,000	4,834,550
Hornbeck Offshore Services, Inc.(1)	90,000	5,169,600
Key Energy Services, Inc.(1)	865,000	6,305,850
McDermott International, Inc.(1)	625,000	4,643,750
Tetra Technologies, Inc.(1)	680,000	8,520,400
		39,651,200
FOOD AND STAPLES RETAILING — 1.4%
Rite Aid Corp.(1)	2,965,000	14,113,400
Village Super Market, Inc., Class A	210,000	7,984,200
Weis Markets, Inc.	175,000	8,564,500
		30,662,100
FOOD PRODUCTS — 0.5%
J&J Snack Foods Corp.	50,724	4,094,441
Snyders-Lance, Inc.	115,000	3,317,750
TreeHouse Foods, Inc.(1)	55,000	3,675,650
		11,087,841
GAS UTILITIES — 0.4%
Laclede Group, Inc. (The)	105,000	4,725,000
WGL Holdings, Inc.	100,000	4,271,000
		8,996,000
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.2%
Hill-Rom Holdings, Inc.	120,000	4,299,600
Integra LifeSciences Holdings Corp.(1)	110,000	4,427,500
Orthofix International NV(1)	355,000	7,405,300
Utah Medical Products, Inc.	160,000	9,510,400
		25,642,800
HEALTH CARE PROVIDERS AND SERVICES — 1.5%
Air Methods Corp.	260,000	11,076,000
HealthSouth Corp.	155,000	5,344,400
National Healthcare Corp.	90,000	4,254,300
PharMerica Corp.(1)	340,000	4,511,800
Premier, Inc., Class A(1)	63,058	1,998,939
WellCare Health Plans, Inc.(1)	85,000	5,927,900
		33,113,339
HOTELS, RESTAURANTS AND LEISURE — 2.7%
Bally Technologies, Inc.(1)	80,000	5,764,800
CEC Entertainment, Inc.	200,000	9,172,000
ClubCorp Holdings, Inc.(1)	360,000	5,518,800
Del Frisco’s Restaurant Group, Inc.(1)	350,000	7,059,500
Orient-Express Hotels Ltd. Class A(1)	715,000	9,280,700
Red Robin Gourmet Burgers, Inc.(1)	95,000	6,754,500
Scientific Games Corp. Class A(1)	840,000	13,582,800
		57,133,100

9

Shares	Value

HOUSEHOLD DURABLES — 1.6%
Cavco Industries, Inc.(1)	240,000	$13,668,000
CSS Industries, Inc.	155,000	3,721,550
Helen of Troy Ltd.(1)	95,000	4,199,000
Libbey, Inc.(1)	290,000	6,896,200
M.D.C. Holdings, Inc.	164,986	4,951,230
		33,435,980
HOUSEHOLD PRODUCTS — 0.7%
Central Garden and Pet Co.(1)	775,000	5,308,750
Spectrum Brands Holdings, Inc.	145,000	9,546,800
		14,855,550
INSURANCE — 4.9%
American Equity Investment Life Holding Co.	215,000	4,562,300
Argo Group International Holdings Ltd.	200,000	8,576,000
Aspen Insurance Holdings Ltd.	205,000	7,439,450
Baldwin & Lyons, Inc., Class B	395,000	9,630,100
CNO Financial Group, Inc.	760,000	10,944,000
Endurance Specialty Holdings Ltd.	205,000	11,012,600
Hanover Insurance Group, Inc. (The)	130,000	7,191,600
HCC Insurance Holdings, Inc.	215,000	9,421,300
Infinity Property & Casualty Corp.	140,000	9,044,000
Platinum Underwriters Holdings Ltd.	90,000	5,375,700
Primerica, Inc.	85,000	3,428,900
Symetra Financial Corp.	375,000	6,682,500
United Fire Group, Inc.	250,000	7,617,500
Validus Holdings Ltd.	130,000	4,807,400
		105,733,350
INTERNET AND CATALOG RETAIL — 0.4%
Orbitz Worldwide, Inc.(1)	465,000	4,477,950
Shutterfly, Inc.(1)	65,000	3,632,200
		8,110,150
IT SERVICES — 2.8%
DST Systems, Inc.	125,000	9,426,250
EVERTEC, Inc.	460,000	10,216,600
Global Payments, Inc.	115,000	5,874,200
MoneyGram International, Inc.(1)	385,000	7,538,300
SYKES Enterprises, Inc.(1)	550,000	9,850,500
VeriFone Systems, Inc.(1)	795,000	18,173,700
		61,079,550
LEISURE EQUIPMENT AND PRODUCTS — 0.4%
Brunswick Corp.	210,000	8,381,100
MACHINERY — 4.8%
Altra Holdings, Inc.	475,000	12,782,250
Barnes Group, Inc.	200,000	6,984,000
Briggs & Stratton Corp.	475,000	9,557,000
Dynamic Materials Corp.	545,000	12,633,100
FreightCar America, Inc.	205,000	4,239,400
Global Brass & Copper Holdings, Inc.(1)	792,490	13,900,274
Hardinge, Inc.	345,000	5,330,250
Kadant, Inc.	190,000	6,382,100
Kaydon Corp.	185,000	6,571,200
Kennametal, Inc.	245,000	11,172,000
Mueller Industries, Inc., Class A	30,000	1,670,100
Mueller Water Products, Inc. Class A	540,000	4,314,600
Rexnord Corp.(1)	380,000	7,904,000
		103,440,274
MEDIA — 3.7%
E.W. Scripps Co. (The), Class A(1)	300,000	5,505,000
Entercom Communications Corp., Class A(1)	1,525,000	13,389,500
Entravision Communications Corp., Class A	3,850,000	22,715,000
John Wiley & Sons, Inc., Class A	105,000	5,007,450
Journal Communications, Inc., Class A(1)	805,000	6,882,750
LIN Media LLC(1)	490,000	9,942,100
Media General, Inc. Class A(1)	630,000	8,983,800
Sinclair Broadcast Group, Inc., Class A	220,000	7,374,400
		79,800,000
METALS AND MINING — 1.8%
Century Aluminum Co.(1)	645,000	5,192,250
Compass Minerals International, Inc.	145,000	11,059,150
Haynes International, Inc.	222,212	10,072,870
Hecla Mining Co.	1,265,000	3,972,100
Horsehead Holding Corp.(1)	585,000	7,289,100
		37,585,470
MULTI-UTILITIES — 0.7%
Avista Corp.	565,000	14,916,000
OIL, GAS AND CONSUMABLE FUELS — 3.3%
Alliance Resource Partners LP	60,000	4,447,800
Ardmore Shipping Corp.(1)	569,971	6,919,448
Delek US Holdings, Inc.	320,000	6,748,800
Energy XXI Bermuda Ltd.	335,000	10,117,000
Hugoton Royalty Trust	520,709	3,889,696

10

Shares	Value

Jones Energy, Inc.(1)	465,000	$7,630,650
Pacific Coast Oil Trust	615,000	9,895,350
Scorpio Tankers, Inc.	745,000	7,271,200
Vaalco Energy, Inc.(1)	1,025,000	5,719,500
Western Refining, Inc.	300,000	9,012,000
		71,651,444
PAPER AND FOREST PRODUCTS — 1.6%
Boise Cascade Co.(1)	345,000	9,297,750
Clearwater Paper Corp.(1)	200,000	9,554,000
KapStone Paper and Packaging Corp.	95,000	4,066,000
P.H. Glatfelter Co.	160,000	4,331,200
Wausau Paper Corp.	500,000	6,495,000
		33,743,950
PHARMACEUTICALS — 0.2%
Impax Laboratories, Inc.(1)	200,000	4,102,000
PROFESSIONAL SERVICES — 1.1%
CDI Corp.	750,000	11,482,500
Kforce, Inc.	745,000	13,179,050
		24,661,550
REAL ESTATE INVESTMENT TRUSTS (REITs) — 8.0%
American Campus Communities, Inc.	250,000	8,537,500
Apollo Commercial Real Estate Finance, Inc.	405,000	6,184,350
Armada Hoffler Properties, Inc.	400,000	3,964,000
Associated Estates Realty Corp.	515,000	7,678,650
Campus Crest Communities, Inc.	845,000	9,126,000
Capstead Mortgage Corp.	225,000	2,648,250
CBL & Associates Properties, Inc.	265,000	5,061,500
Chatham Lodging Trust	422,248	7,541,349
Chimera Investment Corp.	875,000	2,660,000
Colony Financial, Inc.	155,000	3,096,900
DiamondRock Hospitality Co.	1,400,000	14,938,000
Excel Trust, Inc.	455,000	5,460,000
Highwoods Properties, Inc.	95,000	3,354,450
LaSalle Hotel Properties	475,000	13,547,000
Mack-Cali Realty Corp.	305,000	6,691,700
Medical Properties Trust, Inc.	355,000	4,320,350
MFA Financial, Inc.	940,000	7,003,000
New Residential Investment Corp.	625,000	4,137,500
Pennsylvania Real Estate Investment Trust	230,000	4,301,000
PennyMac Mortgage Investment Trust	195,000	4,422,600
RLJ Lodging Trust	180,000	4,228,200
Rouse Properties, Inc.	400,000	8,232,000
Summit Hotel Properties, Inc.	820,504	7,540,432
Sunstone Hotel Investors, Inc.	815,000	10,383,100
Urstadt Biddle Properties, Inc., Class A	470,000	9,343,600
Washington Real Estate Investment Trust	295,000	7,454,650
		171,856,081
ROAD AND RAIL — 1.4%
Celadon Group, Inc.	544,940	10,174,030
Heartland Express, Inc.	525,000	7,449,750
Marten Transport Ltd.	770,000	13,205,500
		30,829,280
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.7%
Cypress Semiconductor Corp.	890,000	8,312,600
Diodes, Inc.(1)	155,000	3,797,500
Intersil Corp., Class A	875,000	9,826,250
MKS Instruments, Inc.	340,000	9,040,600
Nanometrics, Inc.(1)	845,000	13,621,400
Spansion, Inc., Class A(1)	1,290,000	13,016,100
		57,614,450
SOFTWARE — 2.4%
AVG Technologies NV(1)	220,000	5,266,800
BroadSoft, Inc.(1)	350,000	12,610,500
Compuware Corp.	785,000	8,792,000
Covisint Corp.(1)	164,509	2,104,070
Mentor Graphics Corp.	495,000	11,568,150
NetScout Systems, Inc.(1)	289,975	7,414,661
PTC, Inc.(1)	150,000	4,264,500
		52,020,681
SPECIALTY RETAIL — 4.2%
Aeropostale, Inc.(1)	435,000	4,089,000
American Eagle Outfitters, Inc.	255,000	3,567,450
Asbury Automotive Group, Inc.(1)	179,963	9,574,032
Barnes & Noble, Inc.(1)	175,000	2,264,500
Chico’s FAS, Inc.	405,000	6,747,300
Conn’s, Inc.(1)	285,000	14,261,400
Destination Maternity Corp.	290,000	9,222,000
Genesco, Inc.(1)	35,000	2,295,300
Group 1 Automotive, Inc.	55,000	4,272,400
MarineMax, Inc.(1)	660,000	8,052,000

11

Shares	Value

OfficeMax, Inc.	370,000	$4,732,300
Penske Automotive Group, Inc.	310,000	13,246,300
Rue21, Inc.(1)	50,000	2,017,000
Stage Stores, Inc.	315,000	6,048,000
		90,388,982
TEXTILES, APPAREL AND LUXURY GOODS — 1.6%
Culp, Inc.(2)	580,000	10,851,800
Movado Group, Inc.	235,000	10,281,250
Vera Bradley, Inc.(1)	635,000	13,055,600
		34,188,650
THRIFTS AND MORTGAGE FINANCE — 1.9%
Astoria Financial Corp.	410,000	5,100,400
Brookline Bancorp., Inc.	420,000	3,952,200
Capitol Federal Financial, Inc.	345,000	4,288,350
Dime Community Bancshares, Inc.	310,000	5,161,500
MGIC Investment Corp.(1)	600,000	4,368,000
Oritani Financial Corp.	590,000	9,711,400
Provident Financial Services, Inc.	280,000	4,538,800
Radian Group, Inc.	305,000	4,248,650
		41,369,300
TRADING COMPANIES AND DISTRIBUTORS — 0.7%
Applied Industrial Technologies, Inc.	65,000	3,347,500
Edgen Group, Inc.(1)	275,000	2,090,000
Kaman Corp.	230,000	8,707,800
		14,145,300
TRANSPORTATION INFRASTRUCTURE — 0.2%
Aegean Marine Petroleum Network, Inc.	375,000	4,447,500
WATER UTILITIES — 0.2%
Artesian Resources Corp., Class A	235,000	5,228,750
TOTAL COMMON STOCKS (Cost $1,796,265,621)		2,091,255,980
Convertible Preferred Stocks — 0.8%
HOUSEHOLD DURABLES — 0.4%
Beazer Homes USA, Inc., 7.50%, 7/15/15	260,000	7,612,800
LEISURE EQUIPMENT AND PRODUCTS — 0.2%
Callaway Golf Co., Series B, 7.50%	43,733	4,515,432
TOBACCO — 0.2%
Universal Corp., 6.75%	4,058	4,766,629
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $15,911,244)		16,894,861
Exchange-Traded Funds — 0.3%
iShares Russell 2000 Value Index Fund (Cost $6,389,361)	70,000	$6,414,800
Temporary Cash Investments — 1.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375%, 9/30/18, valued at $6,352,449), in a joint trading account at 0.03%, dated 9/30/13, due 10/1/13 (Delivery value $6,230,277)		6,230,272
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 6.25%, 5/15/30, valued at $7,612,312), in a joint trading account at 0.01%, dated 9/30/13, due 10/1/13 (Delivery value $7,476,328)		7,476,326
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $7,626,925), in a joint trading account at 0.02%, dated 9/30/13, due 10/1/13 (Delivery value $7,476,330)		7,476,326
SSgA U.S. Government Money Market Fund	11,514,942	11,514,942
TOTAL TEMPORARY CASH INVESTMENTS (Cost $32,697,866)		32,697,866
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,851,264,092)		2,147,263,507
OTHER ASSETS AND LIABILITIES — 0.2%		5,041,565
TOTAL NET ASSETS — 100.0%		$2,152,305,072

Notes to Schedule of Investments

(1)	Non-income producing.

(2)

Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

SEPTEMBER 30, 2013 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $1,819,932,603)	$2,111,684,607
Investment securities - affiliated, at value (cost of $31,331,489)	35,578,900
Total investment securities, at value (cost of $1,851,264,092)	2,147,263,507
Cash	34,967
Receivable for investments sold	23,816,441
Receivable for capital shares sold	851,351
Dividends and interest receivable	2,611,272
2,174,577,538

Liabilities
Payable for investments purchased	16,662,470
Payable for capital shares redeemed	3,529,560
Accrued management fees	1,994,716
Distribution and service fees payable	85,720
22,272,466

Net Assets	$2,152,305,072

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,579,683,786
Distributions in excess of net investment income	(455,353)
Undistributed net realized gain	277,077,224
Net unrealized appreciation	295,999,415
$2,152,305,072

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$878,398,901	85,252,723	$10.30
Institutional Class, $0.01 Par Value	$856,783,072	82,755,754	$10.35
A Class, $0.01 Par Value	$413,113,106	40,295,953	$10.25*
C Class, $0.01 Par Value	$82,758	8,124	$10.19
R Class, $0.01 Par Value	$3,902,223	380,067	$10.27
R6 Class, $0.01 Par Value	$25,012	2,415	$10.36

* Maximum offering price $10.88 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $549,260 from affiliates and net of foreign taxes withheld of $8,610)	$23,133,666
Interest	3,915
23,137,581

Expenses:
Management fees	12,002,168
Distribution and service fees:
A Class	507,605
C Class	410
R Class	9,209
Directors’ fees and expenses	49,402
Other expenses	5,259
12,574,053

Net investment income (loss)	10,563,528

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (including $21,469,561 from affiliates)	211,183,525
Change in net unrealized appreciation (depreciation) on investments	(26,886,775)

Net realized and unrealized gain (loss)	184,296,750

Net Increase (Decrease) in Net Assets Resulting from Operations	$194,860,278

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED) AND YEAR ENDED MARCH 31, 2013
Increase (Decrease) in Net Assets	September 30, 2013	March 31, 2013
Operations
Net investment income (loss)	$10,563,528	$21,897,135
Net realized gain (loss)	211,183,525	203,981,507
Change in net unrealized appreciation (depreciation)	(26,886,775)	48,797,395
Net increase (decrease) in net assets resulting from operations	194,860,278	274,676,037

Distributions to Shareholders
From net investment income:
Investor Class	(6,030,985)	(12,033,310)
Institutional Class	(5,989,890)	(9,921,426)
A Class	(2,235,909)	(4,516,484)
C Class	(192)	(326)
R Class	(15,712)	(28,561)
R6 Class	(69)	—
From net realized gains:
Investor Class	—	(35,804,910)
Institutional Class	—	(26,044,402)
A Class	—	(17,595,422)
C Class	—	(2,775)
R Class	—	(144,686)
Decrease in net assets from distributions	(14,272,757)	(106,092,302)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(49,153,767)	(206,806,719)

Net increase (decrease) in net assets	131,433,754	(38,222,984)

Net Assets
Beginning of period	2,020,871,318	2,059,094,302
End of period	$2,152,305,072	$2,020,871,318

Undistributed (distributions in excess of) net investment income	$(455,353)	$3,253,876

See Notes to Financial Statements.

15

Notes to Financial Statements

SEPTEMBER 30, 2013 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in

16

accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.80% to 1.05% for the Institutional Class and 0.65% to 0.90% for the R6 Class. The effective annual management fee for each class for the period ended September 30, 2013 was 1.23% for the Investor Class, A Class, C Class, and R Class, 1.03% for the Institutional Class and 0.88% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2013 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2013 were $1,397,089,284 and $1,431,703,624, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2013(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	420,000,000		500,000,000
Sold	7,159,169	$69,310,418	12,936,505	$113,660,206
Issued in reinvestment of distributions	579,080	5,649,688	5,577,883	46,236,783
Redeemed	(17,108,896)	(167,411,165)	(26,103,130)	(225,019,354)
	(9,370,647)	(92,451,059)	(7,588,742)	(65,122,365)
Institutional Class/Shares Authorized	300,000,000		300,000,000
Sold	15,720,252	155,145,744	26,620,339	232,076,201
Issued in reinvestment of distributions	548,237	5,391,196	3,935,752	32,840,785
Redeemed	(9,505,737)	(93,863,881)	(40,420,554)	(340,602,277)
	6,762,752	66,673,059	(9,864,463)	(75,685,291)
A Class/Shares Authorized	200,000,000		200,000,000
Sold	2,431,782	23,452,163	4,704,292	39,938,635
Issued in reinvestment of distributions	228,660	2,215,192	2,674,469	22,034,798
Redeemed	(5,063,453)	(49,138,587)	(15,186,260)	(127,909,830)
	(2,403,011)	(23,471,232)	(7,807,499)	(65,936,397)
C Class/Shares Authorized	5,000,000		5,000,000
Sold	1,386	13,435	4,892	41,483
Issued in reinvestment of distributions	20	192	379	3,101
Redeemed	(1,831)	(18,216)	(5,762)	(48,469)
	(425)	(4,589)	(491)	(3,885)
R Class/Shares Authorized	5,000,000		5,000,000
Sold	41,520	415,526	42,059	358,998
Issued in reinvestment of distributions	1,626	15,712	21,005	173,247
Redeemed	(36,406)	(356,253)	(68,019)	(591,026)
	6,740	74,985	(4,955)	(58,781)
R6 Class/Shares Authorized	50,000,000		N/A
Sold	2,408	25,000
Issued in reinvestment of distributions	7	69
	2,415	25,069
Net increase (decrease)	(5,002,176)	$(49,153,767)	(25,266,150)	$(206,806,719)

(1)	July 26, 2013 (commencement of sale) through September 30, 2013 for the R6 Class.

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6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2013 follows:

	March 31, 2013					September 30, 2013
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
American Science & Engineering, Inc.	325,000	$5,726,528	$811,900	$(73,682)	$379,435	410,000	$24,727,100
Culp, Inc.	440,000	2,793,202	336,861	23,825	42,800	580,000	10,851,800
Dynamic Materials Corp.(1)	495,000	2,480,035	1,997,970	247,699	47,400	545,000	(1)
Entravision Communications Corp., Class A.(1)	4,300,000	8,516,535	4,819,511	5,943,491	—	3,850,000	(1)
Utah Medical Products, Inc.(1)	165,000	464,331	623,516	174,230	79,625	160,000	(1)
Websense, Inc.(1)(2)	1,550,000	2,751,496	27,415,331	15,153,998	—	—	—
		$22,732,127	$36,005,089	$21,469,561	$549,260		$35,578,900

(1)	Company was not an affiliate at September 30, 2013.

(2)	Non-income producing.

7. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$2,091,255,980	—	—
Convertible Preferred Stocks	—	$16,894,861	—
Exchange-Traded Funds	6,414,800	—	—
Temporary Cash Investments	11,514,942	21,182,924	—
Total Value of Investment Securities	$2,109,185,722	$38,077,785	—

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8. Risk Factors

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2013, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,881,434,268
Gross tax appreciation of investments	$313,125,439
Gross tax depreciation of investments	(47,296,200)
Net tax appreciation (depreciation) of investments	$265,829,239

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013(4)	$9.45	0.05	0.87	0.92	(0.07)	—	(0.07)	$10.30	9.74%	1.23%(5)	0.99%(5)	68%	$878,399
2013	$8.61	0.10	1.25	1.35	(0.12)	(0.39)	(0.51)	$9.45	16.58%	1.25%	1.17%	126%	$894,194
2012	$9.48	0.10	(0.30)	(0.20)	(0.07)	(0.60)	(0.67)	$8.61	(1.39)%	1.24%	1.14%	120%	$880,194
2011	$8.02	0.09	1.43	1.52	(0.06)	—	(0.06)	$9.48	19.06%	1.24%	1.03%	99%	$1,096,617
2010	$4.70	0.11	3.33	3.44	(0.12)	—	(0.12)	$8.02	73.93%	1.25%	1.60%	104%	$885,942
2009	$7.02	0.12	(2.31)	(2.19)	(0.11)	(0.02)	(0.13)	$4.70	(31.69)%	1.25%	1.93%	192%	$419,206
Institutional Class
2013(4)	$9.50	0.06	0.87	0.93	(0.08)	—	(0.08)	$10.35	9.80%	1.03%(5)	1.19%(5)	68%	$856,783
2013	$8.65	0.12	1.26	1.38	(0.14)	(0.39)	(0.53)	$9.50	16.89%	1.05%	1.37%	126%	$721,572
2012	$9.52	0.11	(0.30)	(0.19)	(0.08)	(0.60)	(0.68)	$8.65	(1.20)%	1.04%	1.34%	120%	$742,867
2011	$8.05	0.10	1.44	1.54	(0.07)	—	(0.07)	$9.52	19.30%	1.04%	1.23%	99%	$861,881
2010	$4.71	0.12	3.35	3.47	(0.13)	—	(0.13)	$8.05	74.47%	1.05%	1.80%	104%	$654,738
2009	$7.04	0.13	(2.32)	(2.19)	(0.12)	(0.02)	(0.14)	$4.71	(31.61)%	1.05%	2.13%	192%	$258,902

22

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(6)
2013(4)	$9.40	0.04	0.86	0.90	(0.05)	–	(0.05)	$10.25	9.65%	1.48%(5)	0.74%(5)	68%	$413,113
2013	$8.57	0.08	1.24	1.32	(0.10)	(0.39)	(0.49)	$9.40	16.19%	1.50%	0.92%	126%	$401,510
2012	$9.44	0.08	(0.30)	(0.22)	(0.05)	(0.60)	(0.65)	$8.57	(1.56)%	1.49%	0.89%	120%	$432,711
2011	$8.00	0.06	1.43	1.49	(0.05)	—	(0.05)	$9.44	18.63%	1.49%	0.78%	99%	$516,974
2010	$4.69	0.09	3.32	3.41	(0.10)	—	(0.10)	$8.00	73.53%	1.50%	1.35%	104%	$434,413
2009	$7.00	0.10	(2.30)	(2.20)	(0.09)	(0.02)	(0.11)	$4.69	(31.82)%	1.50%	1.68%	192%	$215,068
C Class
2013(4)	$9.35	—(7)	0.86	0.86	(0.02)	—	(0.02)	$10.19	9.24%	2.23%(5)	(0.01)%(5)	68%	$83
2013	$8.53	0.01	1.24	1.25	(0.04)	(0.39)	(0.43)	$9.35	15.35%	2.25%	0.17%	126%	$80
2012	$9.43	0.02	(0.30)	(0.28)	(0.02)	(0.60)	(0.62)	$8.53	(2.30)%	2.24%	0.14%	120%	$77
2011	$8.01	0.01	1.42	1.43	(0.01)	—	(0.01)	$9.43	17.85%	2.24%	0.03%	99%	$59
2010(8)	$7.60	—(7)	0.41	0.41	—	—	—	$8.01	5.39%	2.25%(5)	0.72%(5)	104%(9)	$26
R Class
2013(4)	$9.42	0.02	0.87	0.89	(0.04)	—	(0.04)	$10.27	9.49%	1.73%(5)	0.49%(5)	68%	$3,902
2013	$8.58	0.06	1.25	1.31	(0.08)	(0.39)	(0.47)	$9.42	15.98%	1.75%	0.67%	126%	$3,516
2012	$9.46	0.05	(0.29)	(0.24)	(0.04)	(0.60)	(0.64)	$8.58	(1.80)%	1.74%	0.64%	120%	$3,245
2011	$8.02	0.06	1.41	1.47	(0.03)	–	(0.03)	$9.46	18.36%	1.73%	0.54%	99%	$4,939
2010(8)	$7.60	0.01	0.41	0.42	—	—	—	$8.02	5.53%	1.75%(5)	1.22%(5)	104%(9)	$26
R6 Class
2013(10)	$10.38	0.02	(0.01)	0.01	(0.03)	—	(0.03)	$10.36	0.09%	0.88%(5)	1.16%(5)	68%(11)	$25

23

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Six months ended September 30, 2013 (unaudited).

(5)	Annualized.

(6)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(7)	Per-share amount was less than $0.005.

(8)	March 1, 2010 (commencement of sale) through March 31, 2010.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

(10)	July 26, 2013 (commencement of sale) through September 30, 2013 (unaudited).

(11)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended September 30, 2013.

See Notes to Financial Statements.

24

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

25

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

26

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

27

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the

28

 Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

30

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SAN-79781 1311

SEMIANNUAL REPORT	SEPTEMBER 30, 2013

Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	20
Approval of Management Agreement	23
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2013. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Bond Yields and Stock Indices Soared Together Until September

U.S. government bond yields and stock indices traced roughly parallel upward paths during most of the six months ended September 30, 2013. The 10-year U.S. Treasury yield began the period at 1.85%, compressed in large part by the scale of the Federal Reserve’s (the Fed’s) bond-buying program ($85 billion of quantitative easing, or QE, each month).

Hints from the Fed that it might taper QE by year end sent bond yields soaring from early May to early September. The 10-year Treasury yield reached 3.00% on September 5, its first time at that level since July 2011, before finishing the reporting period at 2.61%. Bond yields generally declined in September on weaker-than-expected economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the impending partial shutdown of the U.S. government.

Even with the September rally, bonds significantly underperformed stocks for the full reporting period. The 10-year Treasury note and the Barclays U.S. Aggregate Bond Index (representing the broad taxable U.S. bond market) returned –5.20% and –1.77%, respectively. By contrast, the S&P 500 Index gained 8.31% as the U.S. economy showed signs of attaining sustainable growth, fueled in part by Fed stimulus. Improvements in the housing and job markets helped trigger optimism, though their absolute numbers still fell short of pre-2008 levels.

Full recovery from 2008 remains a distant goal. Economic growth is still subpar compared with past recoveries, hampered further by the fiscal sequester and partial government shutdown. Faced with these challenges, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this uncertain environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

Independent Chairman’s Letter

               Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

Performance

Total Returns as of September 30, 2013
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	7.70%	21.65%	9.33%	7.76%	9.75%	9/1/93
Russell 3000 Value Index	—	7.50%	22.67%	8.88%	8.08%	9.20%(2)	—
S&P 500 Index	—	8.31%	19.34%	10.01%	7.56%	8.72%(2)	—
Institutional Class	AVLIX	7.79%	21.85%	9.53%	7.97%	7.37%	7/31/97
A Class(3) No sales charge* With sales charge*	TWADX	7.71% 1.56%	21.36% 14.33%	9.06% 7.77%	7.50% 6.86%	8.16% 7.78%	10/2/96
B Class No sales charge* With sales charge*	ACBVX	7.19% 2.19%	20.41% 16.41%	8.23% 8.09%	6.72% 6.72%	7.81% 7.81%	1/31/03
C Class No sales charge* With sales charge*	ACLCX	7.10% 6.10%	20.41% 20.41%	8.23% 8.23%	6.72% 6.72%	5.46% 5.46%	6/4/01
R Class	AVURX	7.58%	21.07%	8.79%	—	5.17%	7/29/05
R6 Class	AVUDX	—	—	—	—	-1.74%(1)	7/26/13

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Since 8/31/93, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
1.00%	0.80%	1.25%	2.00%	2.00%	1.50%	0.65%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Fund Characteristics

SEPTEMBER 30, 2013
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.2%
Pfizer, Inc.	3.0%
General Electric Co.	3.0%
Chevron Corp.	2.8%
Procter & Gamble Co. (The)	2.5%
Wells Fargo & Co.	2.5%
Imperial Oil Ltd.	2.4%
Northern Trust Corp.	2.2%
Republic Services, Inc.	2.2%
AT&T, Inc.	2.1%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	18.0%
Pharmaceuticals	8.1%
Commercial Banks	6.4%
Health Care Equipment and Supplies	5.0%
Capital Markets	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	90.7%
Foreign Common Stocks*	6.7%
Total Common Stocks	97.4%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	(0.2)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period(1) 4/1/13 – 9/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,077.00	$5.15	0.99%
Institutional Class	$1,000	$1,077.90	$4.12	0.79%
A Class	$1,000	$1,077.10	$6.46	1.24%
B Class	$1,000	$1,071.90	$10.34	1.99%
C Class	$1,000	$1,071.00	$10.33	1.99%
R Class	$1,000	$1,075.80	$7.75	1.49%
R6 Class	$1,000	$982.60(2)	$1.15(3)	0.63%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.01	0.99%
Institutional Class	$1,000	$1,021.11	$4.00	0.79%
A Class	$1,000	$1,018.85	$6.28	1.24%
B Class	$1,000	$1,015.09	$10.05	1.99%
C Class	$1,000	$1,015.09	$10.05	1.99%
R Class	$1,000	$1,017.60	$7.54	1.49%
R6 Class	$1,000	$1,021.91(4)	$3.19(4)	0.63%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through September 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 67, the number of days in the period from July 26, 2013 (commencement of sale) through September 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

Schedule of Investments

SEPTEMBER 30, 2013 (UNAUDITED)

	Shares	Value
Common Stocks — 97.4%
AEROSPACE AND DEFENSE — 1.9%
Boeing Co. (The)	39,196	$4,605,530
General Dynamics Corp.	233,861	20,467,515
Northrop Grumman Corp.	87,678	8,352,206
Raytheon Co.	165,406	12,747,840
Textron, Inc.	422,170	11,656,114
		57,829,205
AIR FREIGHT AND LOGISTICS — 0.3%
United Parcel Service, Inc., Class B	103,102	9,420,430
AIRLINES — 1.0%
Japan Airlines Co. Ltd.	127,106	7,681,059
Southwest Airlines Co.	1,485,038	21,622,153
		29,303,212
AUTOMOBILES — 1.1%
General Motors Co.(1)	378,426	13,611,983
Honda Motor Co., Ltd.	298,400	11,338,563
Toyota Motor Corp.	137,900	8,796,307
		33,746,853
BEVERAGES — 0.7%
Dr Pepper Snapple Group, Inc.	446,308	20,003,525
CAPITAL MARKETS — 4.8%
Charles Schwab Corp. (The)	882,245	18,650,659
Franklin Resources, Inc.	242,135	12,239,924
Goldman Sachs Group, Inc. (The)	141,994	22,464,871
LPL Financial Holdings, Inc.	413,790	15,852,295
Northern Trust Corp.	1,238,504	67,362,233
State Street Corp.	149,440	9,825,680
		146,395,662
COMMERCIAL BANKS — 6.4%
Comerica, Inc.	269,367	10,588,817
Commerce Bancshares, Inc.	298,615	13,082,323
Cullen/Frost Bankers, Inc.	202,686	14,299,497
PNC Financial Services Group, Inc. (The)	639,223	46,311,706
U.S. Bancorp	906,582	33,162,770
Wells Fargo & Co.	1,837,598	75,929,549
		193,374,662
COMMERCIAL SERVICES AND SUPPLIES — 4.7%
ADT Corp. (The)	577,012	23,461,308
Republic Services, Inc.	2,006,733	66,944,613
Tyco International Ltd.	779,652	27,272,227
Waste Management, Inc.	566,701	23,370,749
		141,048,897
COMMUNICATIONS EQUIPMENT — 1.9%
Cisco Systems, Inc.	2,036,254	47,689,069
QUALCOMM, Inc.	153,810	10,360,641
		58,049,710
COMPUTERS AND PERIPHERALS — 3.1%
Apple, Inc.	84,560	40,313,980
Diebold, Inc.	207,475	6,091,466
EMC Corp.	793,855	20,290,934
Hewlett-Packard Co.	533,225	11,187,060
QLogic Corp.(1)	701,718	7,676,795
Seagate Technology plc	213,280	9,328,867
		94,889,102
CONTAINERS AND PACKAGING — 0.6%
Bemis Co., Inc.	233,508	9,109,147
Sonoco Products Co.	259,060	10,087,796
		19,196,943
DIVERSIFIED FINANCIAL SERVICES — 3.0%
Berkshire Hathaway, Inc., Class A(1)	189	32,207,490
JPMorgan Chase & Co.	1,152,911	59,593,970
		91,801,460
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.6%
AT&T, Inc.	1,904,062	64,395,377
CenturyLink, Inc.	487,889	15,309,957
		79,705,334
ELECTRIC UTILITIES — 3.0%
Great Plains Energy, Inc.	1,271,186	28,220,329
Southern Co.	159,810	6,580,976
Westar Energy, Inc.	897,008	27,493,295
Xcel Energy, Inc.	1,061,835	29,317,265
		91,611,865
ELECTRICAL EQUIPMENT — 0.2%
Emerson Electric Co.	85,024	5,501,053
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.4%
Molex, Inc.	321,868	12,398,355
ENERGY EQUIPMENT AND SERVICES — 0.2%
Helmerich & Payne, Inc.	74,620	5,145,049
FOOD AND STAPLES RETAILING — 1.6%
CVS Caremark Corp.	149,019	8,456,828
Sysco Corp.	569,033	18,112,320
Wal-Mart Stores, Inc.	283,231	20,947,765
		47,516,913
FOOD PRODUCTS — 2.2%
ConAgra Foods, Inc.	279,530	8,480,940
Hillshire Brands Co.	494,351	15,196,350
Kellogg Co.	90,258	5,300,852

Shares	Value

Mondelez International, Inc. Class A	936,236	$29,416,535
Unilever CVA	208,050	8,093,398
		66,488,075
GAS UTILITIES — 0.3%
Laclede Group, Inc. (The)	226,530	10,193,850
HEALTH CARE EQUIPMENT AND SUPPLIES — 5.0%
Becton Dickinson and Co.	117,523	11,754,651
Boston Scientific Corp.(1)	1,523,776	17,889,130
CareFusion Corp.(1)	1,207,446	44,554,758
Medtronic, Inc.	652,025	34,720,331
Stryker Corp.	304,360	20,571,692
Varian Medical Systems, Inc.(1)	82,110	6,136,080
Zimmer Holdings, Inc.	195,772	16,080,712
		151,707,354
HEALTH CARE PROVIDERS AND SERVICES — 2.2%
LifePoint Hospitals, Inc.(1)	439,528	20,495,191
Quest Diagnostics, Inc.	128,260	7,925,185
UnitedHealth Group, Inc.	386,265	27,660,437
WellPoint, Inc.	120,010	10,034,036
		66,114,849
HOTELS, RESTAURANTS AND LEISURE — 1.7%
Carnival Corp.	561,153	18,316,034
International Game Technology	452,680	8,569,232
International Speedway Corp., Class A	477,233	15,414,626
Speedway Motorsports, Inc.	440,753	7,889,479
		50,189,371
HOUSEHOLD PRODUCTS — 2.5%
Procter & Gamble Co. (The)	1,021,749	77,234,007
INDUSTRIAL CONGLOMERATES — 3.8%
General Electric Co.	3,775,797	90,203,790
Koninklijke Philips Electronics NV	786,590	25,358,424
		115,562,214
INSURANCE — 4.4%
ACE Ltd.	198,161	18,539,943
Aflac, Inc.	128,070	7,939,059
Allstate Corp. (The)	90,779	4,588,879
Chubb Corp. (The)	175,544	15,669,057
HCC Insurance Holdings, Inc.	253,689	11,116,652
Marsh & McLennan Cos., Inc.	325,325	14,167,904
MetLife, Inc.	494,228	23,204,005
Reinsurance Group of America, Inc.	251,263	16,832,108
Travelers Cos., Inc. (The)	143,847	12,193,910
Unum Group	257,654	7,842,988
		132,094,505
INTERNET AND CATALOG RETAIL — 0.2%
Expedia, Inc.	114,500	5,929,955
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Agilent Technologies, Inc.	109,248	5,598,960
MACHINERY — 0.2%
Xylem, Inc.	192,930	5,388,535
MEDIA — 0.3%
Walt Disney Co. (The)	165,260	10,657,617
METALS AND MINING — 0.6%
Freeport-McMoRan Copper & Gold, Inc.	331,708	10,972,901
Newmont Mining Corp.	214,905	6,038,830
		17,011,731
MULTI-UTILITIES — 1.2%
PG&E Corp.	889,870	36,413,480
MULTILINE RETAIL — 0.6%
Target Corp.	289,213	18,503,848
OIL, GAS AND CONSUMABLE FUELS — 18.0%
Apache Corp.	379,222	32,286,961
Chevron Corp.	702,197	85,316,935
Devon Energy Corp.	541,745	31,291,191
Exxon Mobil Corp.	1,465,406	126,083,532
Imperial Oil Ltd.	1,649,571	72,433,471
Occidental Petroleum Corp.	595,783	55,729,542
Peabody Energy Corp.	503,107	8,678,596
Royal Dutch Shell plc, Class A	241,990	7,981,434
Southwestern Energy Co.(1)	631,395	22,970,150
Total SA	991,531	57,539,060
Ultra Petroleum Corp.(1)	1,080,674	22,229,464
Williams Partners LP	421,758	22,302,563
		544,842,899
PHARMACEUTICALS — 8.1%
Eli Lilly & Co.	151,967	7,648,499
Hospira, Inc.(1)	437,728	17,167,692
Johnson & Johnson	703,349	60,973,325
Mallinckrodt plc(1)	244,990	10,801,609
Merck & Co., Inc.	1,239,957	59,034,353
Pfizer, Inc.	3,182,713	91,375,690
		247,001,168
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.9%
Annaly Capital Management, Inc.	1,451,758	16,811,358
Corrections Corp. of America	644,009	22,250,511
Piedmont Office Realty Trust, Inc., Class A	1,049,945	18,227,045
		57,288,914

Shares	Value

ROAD AND RAIL — 0.8%
Heartland Express, Inc.	1,147,170	$16,278,343
Werner Enterprises, Inc.	398,828	9,304,657
		25,583,000
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.2%
Applied Materials, Inc.	1,258,334	22,071,178
Intel Corp.	2,076,927	47,603,167
Marvell Technology Group Ltd.	511,456	5,881,744
Maxim Integrated Products, Inc.	305,940	9,117,012
Teradyne, Inc.(1)	701,260	11,584,815
		96,257,916
SOFTWARE — 0.9%
Microsoft Corp.	329,922	10,989,702
NICE Systems Ltd. ADR	116,790	4,831,602
Oracle Corp.	325,239	10,788,178
		26,609,482
SPECIALTY RETAIL — 1.0%
Bed Bath & Beyond, Inc.(1)	76,775	5,939,314
Lowe’s Cos., Inc.	512,644	24,406,981
		30,346,295
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Coach, Inc.	110,328	6,016,186
THRIFTS AND MORTGAGE FINANCE — 0.4%
People’s United Financial, Inc.	857,990	12,337,896
TOTAL COMMON STOCKS (Cost $2,400,762,135)		2,952,310,337
Temporary Cash Investments — 2.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375%, 9/30/18, valued at $16,509,681), in a joint trading account at 0.03%, dated 9/30/13, due 10/1/13 (Delivery value $16,192,161)		16,192,148
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 6.25%, 5/15/30, valued at $19,783,998), in a joint trading account at 0.01%, dated 9/30/13, due 10/1/13 (Delivery value $19,430,583)		19,430,578
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $19,821,975), in a joint trading account at 0.02%, dated 9/30/13, due 10/1/13 (Delivery value $19,430,589)		19,430,578
SSgA U.S. Government Money Market Fund	29,926,377	29,926,377
TOTAL TEMPORARY CASH INVESTMENTS (Cost $84,979,681)		84,979,681
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $2,485,741,816)		3,037,290,018
OTHER ASSETS AND LIABILITIES — (0.2)%		(5,116,939)
TOTAL NET ASSETS — 100.0%		$3,032,173,079

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	55,491,568	CAD	57,206,258	JPMorgan Chase Bank N.A.	10/31/13	$(5,123)
USD	75,057,617	EUR	55,493,332	UBS AG	10/31/13	(21,926)
USD	21,142,307	JPY	2,085,033,165	Credit Suisse AG	10/31/13	(73,123)
						$(100,172)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

CVA = Certificaten Van Aandelen

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2013 (UNAUDITED)
Assets
Investment securities, at value (cost of $2,485,741,816)	$3,037,290,018
Foreign currency holdings, at value (cost of $978,980)	978,017
Receivable for investments sold	3,352,528
Receivable for capital shares sold	2,072,779
Dividends and interest receivable	6,379,509
3,050,072,851

Liabilities
Payable for investments purchased	10,116,788
Payable for capital shares redeemed	5,242,009
Unrealized loss on forward foreign currency exchange contracts	100,172
Accrued management fees	2,343,973
Distribution and service fees payable	96,830
17,899,772

Net Assets	$3,032,173,079

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,657,839,531
Undistributed net investment income	4,169,019
Accumulated net realized loss	(181,288,696)
Net unrealized appreciation	551,453,225
$3,032,173,079

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$2,164,864,635	285,176,131	$7.59
Institutional Class, $0.01 Par Value	$492,019,414	64,737,136	$7.60
A Class, $0.01 Par Value	$325,193,318	42,862,703	$7.59*
B Class, $0.01 Par Value	$1,094,327	144,674	$7.56
C Class, $0.01 Par Value	$22,081,745	2,942,921	$7.50
R Class, $0.01 Par Value	$26,895,063	3,543,755	$7.59
R6 Class, $0.01 Par Value	$24,577	3,232	$7.60

*Maximum offering price $8.05 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $391,035)	$39,859,764
Interest	6,664
39,866,428

Expenses:
Management fees	13,621,873
Distribution and service fees:
A Class	396,529
B Class	6,307
C Class	99,084
R Class	72,179
Directors’ fees and expenses	62,968
14,258,940

Net investment income (loss)	25,607,488

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	133,882,531
Foreign currency transactions	(2,177,422)
131,705,109

Change in net unrealized appreciation (depreciation) on:
Investments	51,887,696
Translation of assets and liabilities in foreign currencies	(118,715)
51,768,981

Net realized and unrealized gain (loss)	183,474,090

Net Increase (Decrease) in Net Assets Resulting from Operations	$209,081,578

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED) AND YEAR ENDED MARCH 31, 2013
Increase (Decrease) in Net Assets	September 30, 2013	March 31, 2013
Operations
Net investment income (loss)	$25,607,488	$36,055,327
Net realized gain (loss)	131,705,109	64,516,677
Change in net unrealized appreciation (depreciation)	51,768,981	242,102,942
Net increase (decrease) in net assets resulting from operations	209,081,578	342,674,946

Distributions to Shareholders
From net investment income:
Investor Class	(18,451,450)	(30,144,837)
Institutional Class	(4,458,047)	(2,541,734)
A Class	(2,417,290)	(3,675,451)
B Class	(4,718)	(12,400)
C Class	(77,356)	(92,780)
R Class	(198,374)	(270,012)
R6 Class	(113)	—
Decrease in net assets from distributions	(25,607,348)	(36,737,214)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	376,609,514	(62,140,160)

Net increase (decrease) in net assets	560,083,744	243,797,572

Net Assets
Beginning of period	2,472,089,335	2,228,291,763
End of period	$3,032,173,079	$2,472,089,335

Undistributed net investment income	$4,169,019	$4,168,879

 See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2013 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.65% to 0.80% for the Institutional Class and 0.50% to 0.65% for the R6 Class. The effective annual management fee for each class for the period ended September 30, 2013 was 0.98% for the Investor Class, A Class, B Class, C Class and R Class, 0.78% for the Institutional Class and 0.63% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2013 were $1,091,634,342 and $732,599,218, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2013(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,100,000,000
Sold	34,274,008	$256,703,766	45,160,547	$286,129,344
Issued in reinvestment of distributions	2,237,639	16,788,243	4,183,505	26,164,018
Redeemed	(26,450,020)	(197,545,713)	(65,081,757)	(413,245,166)
	10,061,627	75,946,296	(15,737,705)	(100,951,804)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	47,350,136	344,406,590	8,355,624	53,741,297
Issued in reinvestment of distributions	591,824	4,444,249	401,091	2,530,758
Redeemed	(7,497,619)	(56,531,412)	(4,682,274)	(29,793,368)
	40,444,341	292,319,427	4,074,441	26,478,687
A Class/Shares Authorized	200,000,000		200,000,000
Sold	5,234,357	39,042,308	8,794,969	55,446,285
Issued in reinvestment of distributions	307,130	2,300,693	559,708	3,499,387
Redeemed	(4,216,788)	(31,573,978)	(8,899,559)	(54,893,712)
	1,324,699	9,769,023	455,118	4,051,960
B Class/Shares Authorized	5,000,000		5,000,000
Sold	8,283	63,141	19,606	126,608
Issued in reinvestment of distributions	543	4,041	1,804	10,971
Redeemed	(79,166)	(582,035)	(174,133)	(1,075,777)
	(70,340)	(514,853)	(152,723)	(938,198)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	727,014	5,361,370	907,282	5,658,849
Issued in reinvestment of distributions	8,534	63,152	11,902	72,522
Redeemed	(178,146)	(1,310,753)	(351,171)	(2,176,508)
	557,402	4,113,769	568,013	3,554,863
R Class/Shares Authorized	15,000,000		15,000,000
Sold	1,463,218	10,874,599	1,387,484	9,039,989
Issued in reinvestment of distributions	26,555	198,374	43,254	270,012
Redeemed	(2,209,861)	(16,122,234)	(578,273)	(3,645,669)
	(720,088)	(5,049,261)	852,465	5,664,332
R6 Class/Shares Authorized	50,000,000		N/A
Sold	3,217	25,000
Issued in reinvestment of distributions	15	113
	3,232	25,113
Net increase (decrease)	51,600,873	$376,609,514	(9,940,391)	$(62,140,160)

(1)	July 26, 2013 (commencement of sale) through September 30, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$2,748,257,019	—	—
Foreign Common Stocks	4,831,602	$199,221,716	—
Temporary Cash Investments	29,926,377	55,053,304	—
Total Value of Investment Securities	$2,783,014,998	$254,275,020	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(100,172)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of September 30, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $100,172 in unrealized loss on forward foreign currency exchange contracts. For the six months ended September 30, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(2,137,882) in net realized gain (loss) on foreign currency transactions and $(139,507) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2013, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$2,560,887,915
Gross tax appreciation of investments	$499,340,919
Gross tax depreciation of investments	(22,938,816)
Net tax appreciation (depreciation) of investments	$476,402,103

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2013, the fund had accumulated short-term capital losses of $(234,191,643), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(28,417,850) and $(205,773,793) expire in 2017 and 2018, respectively.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013(3)	$7.11	0.07	0.48	0.55	(0.07)	$7.59	7.70%	0.99%(4)	1.79%(4)	27%	$2,164,865
2013	$6.23	0.10	0.89	0.99	(0.11)	$7.11	16.08%	1.00%	1.65%	48%	$1,955,536
2012	$5.97	0.10	0.26	0.36	(0.10)	$6.23	6.22%	1.01%	1.70%	62%	$1,811,710
2011	$5.40	0.11	0.57	0.68	(0.11)	$5.97	12.84%	1.01%	2.05%	76%	$1,668,403
2010	$3.80	0.09	1.60	1.69	(0.09)	$5.40	44.84%	1.00%	1.97%	62%	$1,274,063
2009	$5.78	0.13	(1.98)	(1.85)	(0.13)	$3.80	(32.34)%	1.00%	2.63%	91%	$975,772
Institutional Class
2013(3)	$7.12	0.07	0.48	0.55	(0.07)	$7.60	7.79%	0.79%(4)	1.99%(4)	27%	$492,019
2013	$6.24	0.12	0.88	1.00	(0.12)	$7.12	16.29%	0.80%	1.85%	48%	$172,891
2012	$5.98	0.11	0.26	0.37	(0.11)	$6.24	6.42%	0.81%	1.90%	62%	$126,086
2011	$5.41	0.12	0.57	0.69	(0.12)	$5.98	13.05%	0.81%	2.25%	76%	$225,950
2010	$3.81	0.10	1.60	1.70	(0.10)	$5.41	45.01%	0.80%	2.17%	62%	$214,112
2009	$5.79	0.14	(1.98)	(1.84)	(0.14)	$3.81	(32.14)%	0.80%	2.83%	91%	$123,484

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2013(3)	$7.10	0.06	0.49	0.55	(0.06)	$7.59	7.71%	1.24%(4)	1.54%(4)	27%	$325,193
2013	$6.23	0.09	0.87	0.96	(0.09)	$7.10	15.64%	1.25%	1.40%	48%	$295,085
2012	$5.97	0.08	0.27	0.35	(0.09)	$6.23	5.95%	1.26%	1.45%	62%	$255,777
2011	$5.40	0.10	0.57	0.67	(0.10)	$5.97	12.57%	1.26%	1.80%	76%	$214,896
2010	$3.80	0.08	1.60	1.68	(0.08)	$5.40	44.47%	1.25%	1.72%	62%	$119,363
2009	$5.78	0.12	(1.98)	(1.86)	(0.12)	$3.80	(32.51)%	1.25%	2.38%	91%	$83,254
B Class
2013(3)	$7.08	0.03	0.48	0.51	(0.03)	$7.56	7.19%	1.99%(4)	0.79%(4)	27%	$1,094
2013	$6.21	0.04	0.88	0.92	(0.05)	$7.08	14.86%	2.00%	0.65%	48%	$1,523
2012	$5.96	0.04	0.26	0.30	(0.05)	$6.21	5.14%	2.01%	0.70%	62%	$2,283
2011	$5.39	0.06	0.57	0.63	(0.06)	$5.96	11.87%	2.01%	1.05%	76%	$2,916
2010	$3.80	0.05	1.59	1.64	(0.05)	$5.39	43.21%	2.00%	0.97%	62%	$3,182
2009	$5.78	0.08	(1.97)	(1.89)	(0.09)	$3.80	(33.01)%	2.00%	1.63%	91%	$2,651
C Class
2013(3)	$7.03	0.03	0.47	0.50	(0.03)	$7.50	7.10%	1.99%(4)	0.79%(4)	27%	$22,082
2013	$6.16	0.04	0.88	0.92	(0.05)	$7.03	14.98%	2.00%	0.65%	48%	$16,761
2012	$5.92	0.04	0.25	0.29	(0.05)	$6.16	5.01%	2.01%	0.70%	62%	$11,194
2011	$5.35	0.06	0.57	0.63	(0.06)	$5.92	11.96%	2.01%	1.05%	76%	$7,659
2010	$3.77	0.05	1.58	1.63	(0.05)	$5.35	43.29%	2.00%	0.97%	62%	$7,294
2009	$5.74	0.08	(1.96)	(1.88)	(0.09)	$3.77	(33.06)%	2.00%	1.63%	91%	$5,414

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2013(3)	$7.10	0.05	0.49	0.54	(0.05)	$7.59	7.58%	1.49%(4)	1.29%(4)	27%	$26,895
2013	$6.23	0.07	0.88	0.95	(0.08)	$7.10	15.35%	1.50%	1.15%	48%	$30,293
2012	$5.97	0.07	0.26	0.33	(0.07)	$6.23	5.72%	1.51%	1.20%	62%	$21,241
2011	$5.40	0.07	0.58	0.65	(0.08)	$5.97	12.29%	1.51%	1.55%	76%	$17,470
2010	$3.80	0.07	1.60	1.67	(0.07)	$5.40	44.10%	1.50%	1.47%	62%	$4,527
2009	$5.78	0.11	(1.98)	(1.87)	(0.11)	$3.80	(32.67)%	1.50%	2.13%	91%	$2,255
R6 Class
2013(5)	$7.77	0.03	(0.16)	(0.13)	(0.04)	$7.60	(1.74)%	0.63%(4)	2.20%(4)	27%(6)	$25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2013 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through September 30, 2013 (unaudited).

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended September 30, 2013.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SAN-79782 1311

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	November 29, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	November 29, 2013